                                   VAN KAMPEN
                             LIFE INVESTMENT TRUST

                               Semi-Annual Report
                                 June 30, 1998




                             [ARTWORK APPEARS HERE]

                                  Van Kampen
                                     FUNDS

               Table of Contents

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Management Review......................   5
Asset Allocation Portfolio
 Portfolio of Investments........................  25
 Statement of Assets and Liabilities.............  31
 Statement of Operations.........................  32
 Statement of Changes in Net Assets..............  33
 Financial Highlights............................  34
Domestic Income Portfolio
 Portfolio of Investments........................  35
 Statement of Assets and Liabilities.............  37
 Statement of Operations.........................  38
 Statement of Changes in Net Assets..............  39
 Financial Highlights............................  40
Emerging Growth Portfolio
 Portfolio of Investments........................  41
 Statement of Assets and Liabilities.............  47
 Statement of Operations.........................  48
 Statement of Changes in Net Assets..............  49
 Financial Highlights............................  50
Enterprise Portfolio
 Portfolio of Investments........................  51
 Statement of Assets and Liabilities.............  56
 Statement of Operations.........................  57
 Statement of Changes in Net Assets..............  58
 Financial Highlights............................  59
Global Equity Portfolio
 Portfolio of Investments........................  60
 Statement of Assets and Liabilities.............  66
 Statement of Operations.........................  67
 Statement of Changes in Net Assets..............  68
 Financial Highlights............................  69
Government Portfolio
 Portfolio of Investments........................  70
 Statement of Assets and Liabilities.............  72
 Statement of Operations.........................  73
 Statement of Changes in Net Assets..............  74
 Financial Highlights............................  75
Growth and Income Portfolio
 Portfolio of Investments........................  76
 Statement of Assets and Liabilities.............  80
 Statement of Operations.........................  81
 Statement of Changes in Net Assets..............  82
 Financial Highlights............................  83
Money Market Portfolio
 Portfolio of Investments........................  84
 Statement of Assets and Liabilities.............  85
 Statement of Operations.........................  86
 Statement of Changes in Net Assets..............  87
 Financial Highlights............................  88
Morgan Stanley Real Estate Securities Portfolio
 Portfolio of Investments........................  89
 Statement of Assets and Liabilities.............  92
 Statement of Operations.........................  93
 Statement of Changes in Net Assets..............  94
 Financial Highlights............................  95
Strategic Stock Portfolio
 Portfolio of Investments........................  96
 Statement of Assets and Liabilities.............  98
 Statement of Operations.........................  99
 Statement of Changes in Net Assets.............. 100
 Financial Highlights............................ 101
Notes to Financial Statements.................... 102

LIT SAR 8/98

                             Letter to Shareholders

July 16, 1998                                      [PHOTO APPEARS HERE]

Dear Shareholder,                          Dennis J. McDonnell and Don G. Powell

     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc. You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report.

Economic Review

     The economic crisis in Asia deepened late in the reporting period while growth continued at a robust pace in the United States and Europe. After last fall's currency crisis, signs of recovery began to appear in Asia early in 1998 as equity markets rebounded and currency values stabilized. But a steep decline in the Japanese yen beginning in February undermined investor confidence in the region and ignited fears of yet another round of currency devaluations. At the heart of the problem was a sudden worsening of economic conditions in Japan and the perceived inability of Japanese leaders to rescue the country's ailing banking system.

     Despite the drag from Asia, the U.S. economy continued to expand at a healthy rate. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on domestic economic growth. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth for later this year.

     In Europe, economic growth accelerated as the region looked forward to monetary union, set to begin in January 1999. At that time, a common currency (the euro) will begin to replace the currencies of the 11 participant nations. The elimination of foreign-exchange risk and widespread financial reforms has led to a wave of mergers and acquisitions across the region.

Market Review

     The wide variation of returns from global financial markets during the reporting period reflected the vastly different circumstances in the three major economic blocks of the United States, Europe, and Asia. In Europe, where companies have relatively little exposure to Asia, stocks posted impressive gains. During the six months ended in June, the Dow Jones Europe/Africa Index climbed 24.48 percent in U.S. dollar terms. The rally was broad based, with markets in Finland, France, Germany, Greece, Ireland, Italy, Portugal, and Spain each climbing more than 30 percent. European bonds also benefited from stable monetary policy and low inflation. The average European bond market gained 5.77 percent in U.S. dollar terms during the six months of 1998.

     Stock prices in the United States continued to move higher during the period, but the Asian financial crisis had an uneven impact on corporate profits. The Wilshire 5000 Index consisting of all publicly traded U.S. companies gained 14.68 percent during the first six months of 1998. Companies with heavy exposure to domestic consumers benefited from

                                       1
                                                           Continued on page two
strength in the American economy, while commodity-related issues lagged. U.S. bonds benefited from a global flight to quality and from a growing perception that domestic economic growth was slowing. The yield on the Treasury's 30-year benchmark bond declined from 5.92 percent on December 31, 1997 to 5.63 percent by the end of the period.

     In Asia, renewed currency concerns caused major declines in nearly all equity markets. Despite a solid rally in January, the Dow Jones Asia/Pacific Index (excluding Japan) fell 48.77 percent during the 12 months through June and by 18.69 percent during the first half of 1998. The worst-performing Asian market was Indonesia, where the average stock lost nearly two-thirds of its value amid a deepening recession, political turmoil, and social unrest. For the 12 months through June, the Dow Jones Indonesia Index declined by 87.66 percent in U.S. dollar terms.

Outlook

     We remain optimistic about the prospects for European equity markets, based on the region's accelerating growth rate and the introduction of a common currency next year. As interest rates decline, liquidity is also increasing as more European investors leave the sanctuary of money-market funds in favor of equities.

     Our outlook for Asia is guarded. As the reporting ended, the Japanese government announced a bank bailout package that ignited a rally in Asian financial markets. While we view the latest reforms in a positive light, we are concerned that investor reaction to the news may have been overly euphoric.

     In the United States, economic growth is likely to slow in coming months as the impact of the Asian crisis becomes more evident. With equities already trading at record-high valuations, we are cautious about the ability of U.S. stocks to rally significantly from current levels. On a longer-term basis, however, the environment for domestic equities remains highly positive.

     Additional details about your Portfolios, including question-and-answer sections with your portfolio management teams, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                               /s/ Dennis J. McDonnell

Don G. Powell                                   Dennis J. McDonnell
Chairman                                        President
Van Kampen Asset Management Inc.                Van Kampen Asset Management Inc.

             Performance Results for the Period Ended June 30, 1998

                        Van Kampen Life Investment Trust

                           Asset Allocation Portfolio

Total Returns

Six-month total return based on NAV/1/...............................      8.58%
One-year total return based on NAV/1/................................     22.46%
Five-year average annual total return based on NAV/1/................     14.50%
Ten-year average annual total return based on NAV/1/.................     13.12%
Life-of-Portfolio average annual total return based on NAV/1/........     12.12%
Commencement date....................................................   06/30/87

                           Domestic Income Portfolio

Total Returns

Six-month total return based on NAV/1/...............................      4.27%
One-year total return based on NAV/1/................................     11.59%
Five-year average annual total return based on NAV/1/................      8.59%
Ten-year average annual total return based on NAV/1/.................      7.77%
Life-of-Portfolio average annual total return based on NAV/1/........      8.33%
Commencement date....................................................   11/04/87

Yield

SEC Yield/3/.........................................................      6.47%

                           Emerging Growth Portfolio

Total Returns

Six-month total return based on NAV/1/...............................     22.17%
One-year total return based on NAV/1/................................     35.34%
Life-of-Portfolio average annual total return based on NAV/1/........     26.20%
Commencement date....................................................   07/03/95

                              Enterprise Portfolio

Total Returns

Six-month total return based on NAV/1/...............................     17.62%
One-year total return based on NAV/1/................................     31.00%
Five-year average annual total return based on NAV/1/................     21.91%
Ten-year average annual total return based on NAV/1/.................     18.18%
Life-of-Portfolio average annual total return based on NAV/1/........     13.65%
Commencement date....................................................   04/07/86

                            Global Equity Portfolio

Total Returns

Six-month total return based on NAV/1/...............................     16.92%
One-year total return based on NAV/1/................................     15.36%
Life-of-Portfolio average annual total return based on NAV/1/........     17.69%
Commencement date....................................................   07/03/95

                        Van Kampen Life Investment Trust

                             Government Portfolio

Total Returns

Six-month total return based on NAV/1/...........................     4.24%
One-year total return based on NAV/1/............................    10.95%
Five-year average annual total return based on NAV/1/............     5.79%
Ten-year average annual total return based on NAV/1/.............     8.14%
Life-of-Portfolio average annual total return based on NAV/1/....     7.17%
Commencement date................................................  04/07/86

Distribution Rate and Yield

Distribution rate/2/.............................................     5.90%
SEC Yield/3/.....................................................     5.99%


                          Growth and Income Portfolio

Total Returns

Six-month total return based on NAV/1/...........................    15.40%
One-year total return based on NAV/1/............................    23.26%
Life-of-Portfolio cumulative total return based on NAV/1/........    26.27%
Commencement date................................................  12/23/96


                Morgan Stanley Real Estate Securities Portfolio

Total Returns

Six-month total return based on NAV/1/...........................    (4.88%)
One-year total return based on NAV/1/............................     8.49%
Life-of-Portfolio average annual total return based on NAV/1/....    20.72%
Commencement date................................................  07/03/95


                           Strategic Stock Portfolio

Total Returns

Six-month total return based on NAV/1/...........................     9.87%
Life-of-Portfolio cumulative total return based on NAV/1/........    19.73%
Commencement date................................................  11/03/97


/1/Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/2/Distribution rate (based on net asset value) represents the annualized distributions of the Portfolio at the end of the period and not the earnings of the Portfolio.

/3/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Portfolio shares, when redeemed, may be worth more or less than their original cost.

                          Portfolio Management Review

                           Asset Allocation Portfolio

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Asset Allocation Portfolio. The team is led by B. Robert Baker, Jr. and Walter W. Stabell III, portfolio comanagers, and Dennis J. McDonnell, president of the adviser.

Q   How did the stock and bond markets perform during the past six months?
A   The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, the aftermath of the currency collapse in Southeast Asia threatened to slow the economies of countries around the world. Fortunately for equity investors, positive economic conditions in the United States had a greater influence on the stock market than overseas turmoil did. The Dow Jones Industrial Average set record highs throughout the reporting period and has fluctuated around the 9000 mark since April. Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. As a result, large-capitalization companies generally made greater gains than small-cap firms did.
  Once again, controlled economic growth and low inflation supported the bond market during the reporting period. Yields on the 30-year Treasury bond generally remained between 5.60 percent and 6.00 percent, among their lowest levels in nearly five years. Bond prices move inversely with bond yields, so low yields meant higher bond values for investors.

Q Given this environment, what was your equity strategy in seeking to meet the Portfolio's objective?
A   The Portfolio seeks to provide a high total return through investments in stocks, bonds, and money market securities. In the equity portion of the Portfolio, we seek to identify undervalued stocks that have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace, because their stock prices are usually lower than what we believe these companies are actually worth. Then, we look for factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. Or, it could be an external factor, such as an improvement in industry conditions or a regulatory change. When we find a stock that is undervalued and has an identifiable catalyst, we consider adding that stock to the portfolio.
  As of June 30, 1998, the Portfolio was comprised of approximately 60 percent stocks, 37 percent bonds, and 3 percent short-term investments. The Portfolio's increase in stocks and decrease in short-term investments during the reporting period reflected our belief that the stock market offered favorable value opportunities for the Portfolio.

Q What changes did you make among the Portfolio's stock holdings, and which stocks made the greatest contributions to positive performance?
A   The most notable changes occurred in the consumer nondurables and the utilities sectors. The Portfolio's weighting in consumer nondurables increased during the period, primarily because we added to our holdings in Philip Morris, RJR Nabisco, and Kimberly Clark. Also, we decreased the Portfolio's allocation in electric utility stocks, which lagged the market this year, and took some of the profits we earned when this sector outperformed at the end of 1997. We believe that electric utility stocks are still inexpensive and have not achieved their fair value, so we maintained a substantial holding in this area.
  One of our biggest winners for the period was Tommy Hilfiger, an upscale casual clothing manufacturer. The company intentionally built up a large inventory toward the end of 1997, but the market perceived this situation negatively and the stock became very cheap. Then, the company enjoyed a tremendous holiday season, cleared out its inventory, and exceeded year-end sales estimates. The stock reacted with a huge rally in early 1998, soaring almost 70 percent this year. We recently sold some of our position to take advantage of these gains.
  Because we used a bottom-up selection process, Portfolio performance was driven by individual stock selection, and our best performers represented a broad range of industries. For example, Waste Management had been a longtime holding for the Portfolio, and a recent announcement that the company would be merging with U.S.A. Waste contributed to a price increase of 26 percent for the reporting period. Other standouts included American Bankers Insurance, Mylan Laboratories, and American Home Products, all of which appreciated at least 30 percent during the past six months. Of course, not all stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q   How did you manage the bond portion of the Portfolio?
A   The strength of the bond market supported the performance of the Portfolio.
We continued to focus on investment-grade securities rated A or better with 10- to 20-year maturities, and we maintained the duration at approximately 8.5 years. Duration is a measurement used to quantify the sensitivity of a bond's price to changes in interest rates. Each year of duration represents an expected one-percent change in the price of a bond for every one-percent change in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Currently, the Portfolio's duration is slightly longer than our benchmark, reflecting our belief that interest rates could decline.

Q   What factors worked against the Portfolio?
A   Our large holdings in Philip Morris and RJR Nabisco impeded the Portfolio's performance. These stocks weakened this spring amid uncertainty surrounding the outcome of a number of legal and legislative issues. We added to the stocks when they became extremely cheap, reaching historically low valuations, and we believe there are several factors that could drive the stocks upward. The most significant and likely catalyst would be a more favorable resolution to the tobacco legislation than the proposals recently debated in Washington. Although the outcome is unknown, we think the stocks adequately reflect the associated risks.
  The Portfolio's gold stocks were a mixed bag during the reporting period. As we mentioned in the last report, gold prices were at a historic low at the end of 1997. We used that opportunity to invest, believing that nearly any change in the market environment would send gold prices higher. Gold has been very volatile this year, helping the Portfolio during the first quarter of 1998 but hindering it during the second quarter. As of June 30, gold prices were quite low, so we held on to our position.

Q   How did the Portfolio perform during the past six months?
A   The Portfolio achieved a six-month total return of 8.58 percent1, as of June
30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 17.67 percent, and the Lipper Balanced Fund Index, which more closely resembles the Portfolio, returned 9.79 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Balanced Fund Index reflects the average performance of the 30 largest balanced funds.
  These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page three for additional performance results.

Q   What is your outlook for the Portfolio for the remainder of the year?
A   At the time of your last report, the effects of the Asian economic crisis on the U.S. stock market were unclear but ominous. Today, its effects are still uncertain, but the domestic outlook is more positive: the crisis has had a severe impact on a few segments of the U.S. market but otherwise has been fairly contained. The stock market reached new highs during the reporting period, and we expect that controlled growth and low inflation will continue to support stock prices during the remainder of the year.
  In managing the Portfolio, we continue to look for undervalued large-cap stocks with limited exposure to Asia. The stock market is still highly valued, with many stocks at record prices. Inflated stock prices translate into high risk for investors, because expensive securities generally have farther to fall in a market downturn than low-priced stocks. The Asset Allocation Portfolio, which invests in undervalued securities and maintains a portion of its assets in bonds, may help shareholders to alleviate a portion of the risk associated with a highly valued stock market.

/s/ B. Robert Baker, Jr.     /s/ Walter W. Stabell III   /s/ Dennis J. McDonnell
B. Robert Baker, Jr.         Walter W. Stabell III       Dennis J. McDonnell
Portfolio Comanager          Portfolio Comanager         President
Asset Allocation Portfolio   Asset Allocation Portfolio  Van Kampen Asset
                                                         Management Inc.

                                              Please see footnotes on page three

                          Portfolio Management Review

                           Domestic Income Portfolio

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Domestic Income Portfolio. The team is led by Walter W. Stabell III, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

Q What were the market conditions in which the Portfolio operated during the past six months?
A   The yield for the benchmark 30-year Treasury bond started the year at 5.92 percent, near the then-historic low of 5.79 percent that was set in October 1993. Two significant interest rates declines during the first quarter--a January drop to 5.71 percent, and a February drop to 5.79 percent--took the long bond to its lowest yields in two decades, and triggered a wave of corporate bond financings. By the end of the first quarter, rates spiked back up to 5.93 percent.
  In the second quarter, we witnessed a classic flight to quality, thanks to continuing economic weakness in Asia, the strike at General Motors, and fears that U.S. corporate profits would begin to slow. Investors from around the globe fled stocks and lower-quality bonds in favor of high-quality bond investments. As a result, the 30-year bond yield fell to 5.62 percent at quarter end, establishing a new historic low. Record corporate bond issuance continued to be the predominant theme in the second quarter, just as it had been in the first. Investment-grade corporate new issuance totaled $202 billion for the first half of 1998, up 52 percent from the same period in 1997. Year-to-date high-yield corporate issuance totaled approximately $100 billion as of June 30, 1998.
  Economic growth is expected to slow from its torrid 5.4 percent first-quarter pace to as low as 2.0 percent in the second half of 1998. We believe this is an ideal growth rate that minimizes the probability of a Federal Reserve Board rate hike and simultaneously supports sustained healthy growth and solid economic and credit fundamentals going forward.


Q   How did you position the Portfolio in response to these conditions?
A   To maintain diversification and seek to reduce risk, we continued to allocate the Portfolio's assets across a variety of sectors within the fixed-income market. As of June 30, 1998, approximately 46 percent of the Portfolio's long-term investments were invested in investment-grade corporate bonds, with 37 percent invested in high-yield corporate bonds, 13 percent in securities of governments or government agencies, and 4 percent in preferred stock. We increased the Portfolio's high-yield component, comprised primarily of high-quality, or "crossover" BBB/BB-rated bonds to bolster the Portfolio's income return.
  With interest rates historically low and investment-grade and high-yield corporate yield spreads relatively narrow, managing the duration continued to be an important tactic during the reporting period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. The longer the fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in a rising rate environment, while funds with longer durations have performed better when rates are declining. For the first few months of the year, the Portfolio's duration was held equivalent to or slightly longer than that of its benchmark, the Lehman Brothers Index of BBB Corporate Bonds. At present, the Portfolio's duration is 6.1 years, approximately three months shorter than that of the benchmark index.
  Over the long term and during periods of declining interest rates, the Portfolio has performed quite well in comparison to its peer group, due in large part to its overweighting of long-term, non-callable, investment-grade corporate bonds, and to high-yield corporate components. The Portfolio has been recognized by Lipper Analytical Services, Inc. with eight Lipper awards for performance in the Corporate Debt Funds BBB-Rated Group during the past seven years. For the trailing 12-month period ended June 30, 1998, the Domestic Income Portfolio was ranked eighth of 32 like funds. Additionally, the Portfolio was ranked third of 30 funds for the two-year period, third of 27 funds for the three-year period, fourth of 25 funds for the five-year period, and eighteenth of 18 funds for the ten-year period. Lipper Analytical Services, Inc. calculations are based upon changes in net asset value with dividends reinvested. Lipper calculations do not include sales charges; if they had, results may have been less favorable when compared to those of the portfolio. Past performance is no guarantee of future results.

Q   How did the portfolio perform during the reporting period?
A   For the six months ended June 30, 1998, the Portfolio achieved a total return of 4.27 percent/1/. By comparison, the Lehman Brothers Index of BBB Corporate Bonds produced a total return of 3.72 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of investment-grade corporate bonds. This return does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents, unlike the Portfolio's return, which does reflect such fees and commissions.
  Dividends paid and reinvested by the Portfolio during the period totaled $0.022 per share. Recall that the majority of dividends paid by the Portfolio are distributed annually in December. Please refer to the chart on page three for additional performance results.

Q What is your outlook for the fixed-income market and the Portfolio in the months ahead?
A   The fundamentals underpinning the U.S. bond market are as healthy as at any time in recent memory. Thus we expect that the market is likely to remain strong in the months ahead. Inflation is low and should stay that way. Economic growth, after surging at a 5.4 percent annual rate during the first quarter, appears to be slowing to a pace that is less likely to ignite inflation--a bond investor's worst enemy. With this perspective, the Fed is unlikely to raise interest rates in the forseeable future. The growing federal budget surplus is decreasing the need for government borrowing and thus shrinking the supply of government bonds. The combination of these conditions creates a very attractive environment for fixed-income investors as well as bond buyers. In the past, such trends have prompted investors to sink large amounts of savings into bonds, creating higher demand and further increases in price.
  Therefore, we are bullish on bonds moving forward, and expect the market, as defined by the 30-year Treasury yield, to trade within a range of 5.50 to 6.00 percent.


/s/ Peter W. Hegel                       /s/ Walter W. Stabell III
Peter W. Hegel                           Walter W. Stabell III
Chief Investment Officer                 Portfolio Manager
Fixed Income Investments                 Domestic Income Portfolio


                                              Please see footnotes on page three

                          Portfolio Management Review

                           Emerging Growth Portfolio

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Emerging Growth Portfolio. The team is led by Gary
M. Lewis, portfolio manager, and Dennis J. McDonnell, president of the adviser.


Q    What factors influenced the market during the past six months?
A    The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, the aftermath of the currency collapse in Southeast Asia threatened to slow the economies of countries around the world. Fortunately for equity investors, positive economic conditions in the United States had a greater influence on the stock market than overseas turmoil did. The Dow Jones Industrial Average set record highs throughout the reporting period and has fluctuated around the 9000 mark since April. Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. As a result, large-capitalization companies generally made greater gains than small-cap firms did.

Q Given these events, what was your strategy in managing the Portfolio to meet its objective?
A    Our fundamental investment strategy for the Portfolio remains consistent:
we look for stocks with rising earnings expectations and rising valuations. We select stocks based on what we believe is a company's potential to outperform earnings expectations--to produce a positive earnings surprise. Conversely, we sell stocks if their earnings estimates or valuations are declining. Securities are evaluated one by one and purchased if they represent a good opportunity. We don't specify what percentage of the Portfolio's assets should be in any given industry--we simply pick the stocks that best meet our criteria. Finally, we normally keep the Portfolio fully invested in equity investments, rather than holding a large percentage of assets in cash.

Q    Which areas of the market had a significant impact on the Portfolio?
A    Although the technology sector was particularly erratic during the reporting period, prudent stock selection within this area contributed to strong Portfolio performance. Earlier this year, an oversupply of personal computers overwhelmed many areas of the technology industry, as the events in Asia put a cap on demand. Manufacturers that sell computers to retailers and wholesalers had to reduce production of new computers until inventory supply and consumer demand regained balance. We decreased our holdings in personal computers but maintained a large position in Dell Computer, which gained almost 115 percent during the reporting period. Instead, we focused on areas of technology that were minimally affected by events in Asia, such as service (Yahoo!, America Online) and software (BMC Software, Compuware).
     We had a substantial weighting in consumer services that included a number of radio stocks. Deregulation of the broadcasting industry has allowed individual companies to own an unrestricted number of radio and television stations. Consequently, a small number of broadcasting companies are dominating the advertising dollars in a given region and commanding higher advertising prices as they control a larger share of their markets. Many radio companies are thriving in this era of deregulation, and we were pleased with our holdings in Clear Channel Communications and Chancellor Media. Of course, not all stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.
     Other favorable securities represented a range of sectors and reflect the Portfolio's diversity. These included Lucent (telecommunications equipment), Capital One Financial (credit card services), and America West Airlines. The retail segment of the consumer distribution sector benefited from its limited exposure to Asia, as well as low unemployment, rising disposable income, and the flourishing housing market. Best Buy, Gap, and TJX Companies were standouts among our retail holdings.

Q    What factors hindered the Portfolio's performance?
A    The biggest disappointment was the energy sector, which had driven
Portfolio performance upward through much of 1997. As we entered 1998, however, declining oil prices threatened the profitability of these stocks. The Portfolio's holdings were concentrated in oil service providers, and as oil prices dropped, the economics became less favorable for them to launch exploration projects. We decreased our weighting in this area due to declining valuations, and earnings estimates for many service companies were eventually cut.
     A few stocks did not meet our expectations during the reporting period, despite the fact that they didn't suffer any earnings problems. These stocks included ESC Medical Systems (medical device manufacturer), General Nutrition Centers (health food stores), and Herman Miller (office furniture manufacturer). Each of these companies supported the Portfolio's performance at one time, but declining valuations prompted us to trim our positions during the period.

Q    How did the Portfolio perform during the reporting period?
A    The Portfolio performed very well, achieving a six-month total return of
22.17 percent/1/, as of June 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 17.67 percent, and the Russell 2000 Index, which more closely resembles the Portfolio, returned 4.93 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000 Index reflects the general performance of smaller-cap stocks.
     These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page three for additional performance results.

Q    What is your outlook for the Portfolio for the remainder of the year?
A    We continue to view emerging growth stocks as a promising area of the market. As we stated in your last report, small-cap stock valuations are at historically low levels, which could precipitate a number of favorable scenarios. First, low valuations have typically preceded a rebound in stock prices among small-cap stocks. Second, when small-cap valuations are comparatively low, these stocks have the potential to realize earnings growth, while richly priced large caps may find it more difficult to achieve growth of the same magnitude. In fact, earnings estimates are in the double digits for small- and mid-cap stocks but single digits among large caps. Finally, if investors begin taking their money out of richly valued large stocks and putting their assets into lower-valued small caps, we could see a rebound in small-cap prices. With several factors in place that could fuel small-cap prices, we believe the Emerging Growth Portfolio is well positioned in this market.




/s/ Gary M. Lewis                               /s/ Dennis J. McDonnell
Gary M. Lewis                                   Dennis J. McDonnell
Portfolio Manager                               President
Emerging Growth Portfolio                       Van Kampen Asset Management Inc.


                                              Please see footnotes on page three

                          Portfolio Management Review

                              Enterprise Portfolio


The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Enterprise Portfolio. The team is led by Jeff D. New, portfolio manager; Michael Davis, portfolio comanager; and Dennis J. McDonnell, president of the adviser.

Q Can you describe the stock market environment for the Portfolio during the past six months?
A   The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, the aftermath of the currency collapse in Southeast Asia threatened to slow the economies of countries around the world. Fortunately for equity investors, positive economic conditions in the United States had a greater influence on the stock market than overseas turmoil did. The Dow Jones Industrial Average set record highs throughout the reporting period and has fluctuated around the 9000 mark since April. Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. As a result, large-capitalization companies generally made greater gains than small-cap firms did.

Q   Given this environment, how did you seek to meet the Portfolio's objective?
A   We maintain a consistent strategy of identifying companies that we believe have a combination of positive future fundamentals at attractive current prices. By our definition, positive future fundamentals include at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks one by one according to these criteria and make purchases wherever we find good opportunities. This approach to stock selection has served the Portfolio well through a broad range of economic conditions, so we work hard to maintain this strategy during each reporting period.

Q   Which stocks supported the Portfolio's performance during the reporting period?
A   Many of the Portfolio's best-performing stocks came from the retail segment of the consumer distribution sector. We owned a number of retail stocks at the end of last year, which put us in a good position when the Asian crisis flared up in October. Most U.S. retail companies depend on domestic sales to generate revenues, so their stock prices were largely insulated from overseas turmoil. The combination of low unemployment, rising disposable income, and a flourishing housing market has recently contributed to healthy retail sales. The Portfolio included substantial positions in Safeway, Dayton Hudson, and TJX Companies, all of which performed well during the reporting period. We believe that a continuation of slow but steady economic growth will support the fundamentals for these stocks.
  The technology sector continued to be volatile, performing very well during most of the reporting period but struggling toward the end. Earlier this year, an oversupply of personal computers overwhelmed many areas of the technology industry. Manufacturers such as Compaq Computer and IBM, which sell computers to retailers and wholesalers for distribution, had to reduce production of new computers until inventory supply and demand regained its balance. We decreased our holdings in this area during that time, although the situation appears to be on its way to resolution.
  The majority of our technology assets were invested in computer software, data storage, and telecommunications equipment. Software has been an outstanding industry, because businesses have viewed software investments as necessary productivity tools to remain competitive. BMC Software and Compuware have been impressive holdings in this field. Data storage, the centralized storage system that saves a company's computer files, has been a high-growth area as well. In the age of e-mails and databases, companies need sophisticated storage systems to access an increasing volume of information more frequently and efficiently. A leader in data storage is EMC, which saw its stock price rise 63 percent during the reporting period. Finally, telecom industries have seen explosive growth from the demand for cellular phones, computer networking, and remote access functions. Cisco Systems and Nokia performed well during the period.
  Health-care stocks continued to make up a large portion of the Portfolio. Among this group, Wellpoint Health Network, a health maintenance organization, was a notable holding. In late 1997, HMOs were caught between accelerating costs and an inabil-ity to raise prices, and many of them, including Wellpoint, saw a decline in stock prices. Recently, however, many HMOs have been able to implement rate increases that offset the rising cost of medical care, and the result has been an upward trend in earnings. We purchased Wellpoint last year because it is a high-quality company with good fundamentals, and we stuck with it during the volatility of 1997. Our perseverance was rewarded, as the stock price has appreciated 75 percent this year. Of course, not all stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.


Q   What factors worked against the Portfolio?
A   Two stocks, in particular, were disappointments during the reporting period.
The first was Cendant, a marketer and provider of consumer and business services. In April, Cendant disclosed accounting irregularities that caused the stock price to plummet 46 percent in one day. This stock had been a sizable holding in the portfolio, and we continue to own it because we believe the company has a strong market position and an attractive price.
  A more substantial drag on the Portfolio has been Philip Morris, our largest holding at the end of the reporting period. Philip Morris and the rest of the tobacco industry have been trying to settle a number of lawsuits. We increased our position in the stock last year when a settlement that would have given tobacco firms immunity to most future lawsuits appeared imminent. No deal could be reached, however, and the settlement process has lingered into 1998. Amid these factors, the stock price dropped 13 percent in the past six months.
  Despite this price decline, we held on to Philip Morris for a number of reasons. First, the stock fits our criteria of strong fundamentals at an attractive price. Tobacco firms have typically been high-growth companies, and Philip Morris is very inexpensive right now compared to its historical values. Second, tobacco stocks have routinely suffered bouts of negative sentiment, but these periods have usually been followed by outperformance in the stock price. Based on these factors, we've maintained a sizable weighting in the stock.

Q   How did the Portfolio perform during the past six months?
A   The Portfolio achieved a six-month total return of 17.62 percent/1/, as of
June 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned
17.67 percent, and the Lipper Growth Fund Index, which more closely resembles the Portfolio, returned 15.59 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.
  These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indices. Please refer to the chart on page three for additional Portfolio performance results.

Q   What is your outlook for the Portfolio through the rest of the year?
A   In the near term, we see little to disrupt the present state of affairs--
favorable inflation and solid, controlled economic growth should continue to support the stock market. One important change, however, is that corporate earnings estimates are beginning to slow down. In the last several years, many companies implemented strategies to streamline their businesses and increase profitability, and they've run out of easy ways to enhance their profits. While we expect most companies to continue to show solid growth, the majority will not be able to achieve the remarkable growth rates they enjoyed during the past several years. We believe the few companies that are able to demonstrate such growth levels will be the big winners in the long term.
  The investment style of the Enterprise Portfolio is well suited for these conditions, as we target those companies that we believe can demonstrate above-average growth rates at reasonable prices. In this type of environment, where superior earnings growth is harder to achieve, we feel the Enterprise Portfolio may be able to add value to shareholders through disciplined stock selection.


/s/ Jeff D. New           /s/ Michael Davis       /s/ Dennis J. McDonnell
Jeff D. New               Michael Davis           Dennis J. McDonnell
Portfolio Manager         Portfolio Comanager     President
Enterprise Portfolio      Enterprise Portfolio    Van Kampen Asset Management Inc.


                                              Please see footnotes on page three

                          Portfolio Management Review

                            Global Equity Portfolio

The following is an interview with the management team of the Van Kampen Life Investment Trust--Global Equity Portfolio. The Portfolio is managed by portfolio managers Barton M. Biggs and Ann D. Thivierge, Morgan Stanley Asset Management Inc.

Q How would you characterize the market conditions in which the Portfolio operated during the six-month period ended June 30, 1998?
A During the period, there were several prevailing trends in the global marketplace:

   . Asian stocks remained weak in the aftermath of the severe financial crises that shook the region last year. After rebounding early in 1998, most Asian markets fell back toward 12-month lows as social and political turmoil underscored the deepening recession in Asia. At the same time, chronic economic weakness in Japan has compounded the difficulties for its Asian trading partners.
   . European stock soared on strengthening economic growth, falling interest rates, and low inflation. In May the European Monetary Union
        (EMU), set to begin in January 1999, officially named its 11 participant nations. We believe that monetary union has begun to enhance Europe's growth prospects and ability to restructure its markets and economics. We further expect to see continued crossborder mergers and acquisitions, especially in the financial sector.
   . In the United States, stocks continued a more than seven-year bull market, powered by robust economic growth and exceptionally low inflation. As the reporting period ended, however, there was tentative evidence that drag from Asia was beginning to have a negative impact on earnings.

Q What significant investment strategies and techniques did you use to pursue the Portfolio's investment objective?
A As of the end of the reporting period, the Portfolio had the following regional allocations relative to six months earlier:

                                                                                                                     Change in
                                                               June 30, 1998*           December 30, 1997*           Percentage
                                                               --------------           ------------------           ----------
     North America...........................................      47.70%     .........       47.36%      .........     0.34%
     Europe..................................................      33.95%     .........       33.19%      .........     0.76%
     Far East................................................      14.55%     .........       13.19%      .........     1.36%
     Other...................................................       3.80%     .........        6.26%      .........    -2.46%

*As a percentage of long-term investments.


   . We increased weightings in Europe, based on our view that the economic environment there is both improving and supports earnings growth.
   . We significantly underweighted the Portfolio's exposure to Asia and Japan in the wake of that region's ongoing economic turbulence.
   . We remained underweight in the United States because of concerns about stock valuations and a looming deceleration in corporate profit growth.
   . We kept cash levels high, reflecting our preference to maintain liquidity in order to capitalize on attractive buying opportunities in the future.

Q   How has the Portfolio performed during the reporting period?
A   The portfolio's total return during the six months ended June 30, 1998 was
16.92 percent/1/ (Class A shares at net asset value). During the same period, the Morgan Stanley Capital International (MSCI) World Index returned 15.92 percent. The MSCI World Index is a broad-based index used as a benchmark for general global equity funds. It does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Portfolio performance results.

                         Top Five Countries Represented
                                in the Portfolio
                              as of June 30, 1998

                                 United States
                                 United Kingdom
                                     Japan
                                    Germany
                                     France



Q   What is your outlook for the months ahead?
A   We believe that a meaningful recovery in Asia is not yet in sight. Before global confidence can be restored, significant political and economic reform must take place. To date, such reform has generally been too little and too late. While we do not expect the turmoil in Asia to cause a devaluation of the Chinese currency, we nonetheless believe that it is too early to commit funds to the region. We remain positive on Europe. Although stock valuations are not particularly compelling, they are well supported by double-digit earnings growth and the accelerating pace of economic activity. We also expect that monetary union will encourage important corporate and government restructuring, as well as further liberalization of markets and economies. Prior to monetary union, for example, real or inflation-adjusted interest rates were typically high throughout Europe, encouraging investors to park cash in money market funds. The general decline of short-term rates throughout the Continent, however, is motivating investors to increase their exposure to stocks. We are more cautious about near-term prospects for stocks in the United States, where high valuations and slow growth in profits could limit the equity market's upside potential over the near term.


/s/ Barton M. Biggs                     /s/ Ann D. Thivierge
Barton M. Biggs                         Ann D. Thivierge
Portfolio Manager                       Portfolio Manager
Morgan Stanley Asset Management Inc.    Morgan Stanley Asset Management Inc.


                                              Please see footnotes on page three

                          Portfolio Management Review

                              Government Portfolio

The following is an interview with the management team of the Van Kampen Life Investment Trust--Government Portfolio. The team is led by John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

 Q How would you describe the market in which the Portfolio operated during this period?
 A For the first six months of the year, the benchmark 10-year Treasury was predominately restricted to a narrow yield range. At the same time, the market continued to operate under a cloud of suspicion regarding the Asian currency crisis. When renewed rumblings of international problems emerged in the second quarter, the 10-year Treasury dropped below 5.50 percent.
  The impact from Asia also tempered fears of inflation in the United States in spite of continued strong economic growth. Consequently, Federal Reserve Board meetings during the period resulted in no change to the federal funds rate. Chairman Alan Greenspan's sentiments supported the theory that the problems in Asia will likely continue to affect the U.S. economy for some time, decreasing the need for a more restrictive monetary policy.
  In addition to the fact that this period was marked by low volatility and relatively few changes to the fixed-income market, the yield curve between long-term and short-term securities continued to flatten, with rates for long-term securities decreasing more than rates for short-term securities. As a result, investors were more willing to purchase higher-yielding securities in spite of the additional risk these securities represent.

 Q  How did these conditions affect your management of the Portfolio?
 A In this low-volatility, low-yield environment, we maintained the Portfolio's position in mortgage-backed securities with an increased focus on reducing the portfolio's exposure to prepayment risk. Securities with high coupon--generally at or above eight percent--were especially at risk in the first few months of the year. Consequently, we allocated a portion of the Portfolio's assets to FNMA 15-year mortgage bonds with six to seven percent coupons.
  We finished the period with approximately 60 percent of long-term investments in mortgage-backed investments and the remainder invested in Treasury securities. This profile represents an overweighting in more conservative 15- and 30-year bonds with an average 6.5 and 7.0 percent coupon and a bias toward GNMAs, which tend to have less exposure to prepayment risks than FNMAs and FHLMCs. Because of the flattening yield curve, the majority of the portfolio's Treasury securities were invested in the long end of the curve. Following the bond rally in January, we reduced the Portfolio's duration to more neutral levels, but extended it somewhat in mid-April. At the end of the period, the duration was 5.5 years.

 Q  How did the Portfolio perform during the reporting period?
 A For the six-month period ended June 30, 1998, the Portfolio generated a total return of 4.24 percent/1/. By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index posted a total return of 3.88 percent for the same period. This broad-based, unmanaged index reflects the general performance of U.S. government and mortgage-backed securities. This index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional performance results, please refer to the chart on page four.

Q   What is your outlook for the months ahead?
A   By the end of the second quarter, economic growth was showing signs of slowing down. We look for this trend to continue, particularly in light of a buildup in manufacturing inventories resulting from decreased demand for exports from Asia. With this in mind, we expect to operate the Portfolio in a very constructive market. As such, we will continue to judiciously monitor the portfolio's exposure to mortgage-backed securities with an eye toward the risk of increased prepayments. In addition to generally maintaining an average to somewhat long duration, we will also continue to preserve the Portfolio's makeup of lower coupon holdings with a focus on GNMA and 15-year paper, and longer-term Treasuries.

/s/ Peter W. Hegel                 /s/ John R. Reynoldson
Peter W. Hegel                     John R. Reynoldson
Chief Investment Officer           Portfolio Manager
Fixed Income Investments           Government Portfolio


                                               Please see footnotes on page four

                          Portfolio Management Review


                          Growth and Income Portfolio

The following is an interview with the portfolio management team of Van Kampen Life Investment Trust-Growth and Income Portfolio. The team is led by James A. Gilligan, portfolio manager, Scott Carroll, associate portfolio manager, and Dennis J. McDonnell, president of the adviser.

Q How would you describe the market environment in which the Portfolio operated during this six-month period?
A   We've witnessed a continuation of the conditions that dominated the market in late 1997. The currency crisis in Asia continued to capture investors' attention: fears about its impact on the U.S. market eased in the final months of last year, but were reactivated by cautionary comments from Federal Reserve Board Chairman Alan Greenspan in the second quarter of 1998. Despite distractions from across the ocean, the Dow Jones industrial average maintained its climb, reaching new highs and wowing investors. By mid-April, the Dow crept over the coveted 9,000-point mark but fluctuated within a 200-point range above and below this record high in the final weeks of the reporting period.
  Overall, the market has been healthy and inflation continues to be nominal, but earnings growth has slowed somewhat and reports of earnings disappointments have increased, particularly in those companies with exposure to Asia. The majority of companies reporting disappointing earnings were small-capitalization companies in the technology industry.

Q   How was your management of the Portfolio affected by these market conditions?
A   An increase in the level of large-scale, high-visibility merger and acquisition activity--encompassing banking, telephone, automotive, and airline industries--has further fueled the rise in market prices that we discussed in your last report. Speaking broadly, it's a much more expensive market than a year ago, which makes for a challenging environment for a value-oriented portfolio like this one. Our concern that valuations are overextended is certainly reflected in how we manage the Portfolio. When searching for new portfolio holdings, we want to identify stocks with a limited potential for downward movement that exhibit the potential for significant appreciation. On the flip side of the coin, we continually review the Portfolio's existing holdings, replacing overvalued stocks with stocks that we believe have better value characteristics. We consult any number of sources before we decide that a position should be reduced or eliminated, including discussions with the company's management, key vendors and competitors, and research based on anecdotal evidence.

Q Tell us about some of the major sectors and specific holdings represented in the Portfolio.
A   The Portfolio's largest sector weighting is in finance, an industry that was dominated by merger and acquisition activity during the period. Our most significant positions were Chase Manhattan, NationsBank, First Union, and Equitable Companies; we increased our holding in the latter position due to vastly improved results in the company's earnings. Both First Union and NationsBank announced major acquisitions during the period and turned in slightly disappointing returns as a result. We believe that, in the long run, investors will again reward these companies with higher share prices as their successes with consolidation are borne out in their earnings.
  Among the largest sector in the Portfolio is health care, which continues to be an exciting industry. Our largest holding, PacifiCare Health Systems, boasted a terrific return after a disappointing 1997, thanks to rate increases instituted in 1998 and the alleviation of cost pressures. American Home Products, another dominant holding, was also a good performer following the recall of its weight loss drug Redux. This sector has produced very few disappointments in the Fund's portfolio because of the underlying growth of the health-care industry, but we did reduce some positions due to high valuations.
  Unlike the previous two sectors, the technology industry was the source of more disappointments than successes, largely because of the upheaval in Asia. We've been particularly displeased with stocks in the semiconductor sector, which included VLSI, a mid-size position in the portfolio, and networking stocks such as 3Com and Cabletron Systems. However, the news wasn't all bad in technology: our largest stock, IBM continued to hold its ground. As a large, established company focusing on growth in its services business, it was somewhat shielded from the big disappointments that plagued smaller hardware-oriented companies. This was also the case for Xerox, which continued to meet growth objectives during the period. Another large technology holding, Alcatel, performed very well as investors took notice of the positive changes ushered in by new management.

  We continue to be pleased with developments in the utility industry, which is the second-largest sector represented in the Portfolio. Telephone stocks in general turned in strong performances, partially buoyed by increased merger and acquisition activity. Electric stocks presented something of a mixed bag; one success was Northeast Utilities, which appreciated in anticipation of restarting one of the company's nuclear plants.
  Finally, we maintained a small but successful percentage of the Portfolio in retail stocks. Our best-performing stock in this sector, and perhaps in the Portfolio, was Tommy Hilfiger, which was added to the Portfolio in late 1997. Overall, retail stocks performed very well during the period, buoyed by increases in consumer spending.

 Q  How did the Portfolio perform during the reporting period?
 A The Portfolio achieved a total return of 15.40 percent/1/ for the six-month period ended June 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 17.67 percent for the same period. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market; this statistical composite does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page four for additional Portfolio performance results.

 Q  What do you see happening in the market over the coming months?
 A We expect the market to be challenging through the end of 1998. Although the Dow has continued to set new record highs, estimates for 1998 corporate profits have been reduced. However, even though the turmoil in Asia is causing a slowdown in global economic growth, the economy at home is still relatively healthy. The job market is exceptionally tight, and while this has not had a significant impact in the reported wage inflation data, it is a reason for concern if continuing low unemployment gives rise to wage inflation. Meanwhile, the Fed has also expressed some concern about the level of appreciation in financial assets, particularly in the stock market.
  Although we monitor economic and market conditions carefully to gauge how they may affect the Portfolio, our focus remains unaltered: to continue to meet the Portfolio's objective of providing income and long-term growth of capital to its shareholders. We will continue to stay as fully invested as possible and manage the Portfolio with an eye toward value and growth.


/s/ James A. Gilligan             /s/ Dennis J. McDonnell
James A. Gilligan                 Dennis J. McDonnell
Portfolio Manager                 President
Growth and Income Portfolio       Van Kampen Asset Management Inc.


                                               Please see footnotes on page four

                          Portfolio Management Review

                             Money Market Portfolio

The following is an interview with the management team of the Van Kampen Life Investment Trust--Money Market Portfolio. The team is led by Reid J. Hill, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

Q  How would you describe the investment environment in which the Portfolio has operated during the past six months?
A During the period inflation remained mild despite strong economic growth, the dollar rose against major foreign currencies, and U.S. interest rates continued to decline to near-record lows. This strength in the U.S. economy and turmoil in the Asian markets highlighted the past six months.
  Although it was difficult to find a consensus on how the Asian crisis might affect U.S. markets in the long term, some of the immediate effects were the decrease in demand for U.S. goods from Asia and an increase in corporate earnings disappointments, particularly from technology companies. As a result of these factors, Federal Reserve Board meetings conducted throughout the year concluded with no change in the federal funds interest rate.
  Interest rates remained within a tight trading range, with the 30-year U.S. Treasury yield trading in a 50 basis point (0.5 percent) range during the period.

Q  How did you manage the Portfolio under these conditions?
A We continued to pursue the Portfolio's investment objectives of capital protection and high current income in a cautious fashion. At the end of the period, 49.5 percent of the Portfolio was invested in high-grade corporate bonds, 31.8 percent in repurchase agreements, and the balance in government agency obligations.
  During the period, we decreased the Portfolio's weighting in government obligations in favor of new commercial paper. The Portfolio's weightings in repurchase agreements also help to provide enhanced yield opportunities.
  The commercial paper held in the Portfolio is composed of high-rated, short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provide income without assuming excessive risk. Due to a flat yield curve, the majority of commercial paper held in the Portfolio matures in 90 days or less. In the current interest-rate environment, there is little benefit in extending the Portfolio's risk by investing in longer-term paper that provides only a slightly higher return. This stance also provides a defensive measure in case of a possible interest rate hike from the Fed in light of the economy's continuing strength.

Q  How did the Portfolio perform during the six-month reporting period?
A The Portfolio continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income. Through the six-month period ended June 30, 1998, the Portfolio produced a total return of 2.50 percent at net asset value. As of June 30, the Portfolio generated a seven-day average yield of 5.1 percent and a 30-day effective yield of 5.0 percent. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. The Portfolio's net asset value remained unchanged at $1.00 per share throughout the reporting period.

Q  What is your economic outlook for the months ahead?
A Although the effects of the Asian crisis have prevented the Fed from instituting a rate hike, a tightening seems to be a realistic possibility by the end of the year. The current "Goldilocks" economy of strong growth and low inflation does not seem sustainable, as suggested by conditions such as record-low unemployment, normally a trigger for inflation.

  With this perspective, we will continue to hold short-term securities that help reduce the Portfolio's exposure to risks while still contributing to its return. If the Fed takes action or if there are significant changes in inflationary pressures, we may adjust the average maturity accordingly.
  Based on the overall market's volatility caused by turmoil in Asia and the emerging markets, we believe the Portfolio, with its conservative holdings and principal stability, continues to be an appropriate vehicle for investors to diversify their portfolios.



/s/ Peter W. Hegel             /s/ Reid J. Hill
Peter W. Hegel                 Reid J. Hill
Chief Investment Officer       Portfolio Manager
Fixed Income Investments       Money Market Portfolio

An investment in the Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                          Portfolio Management Review

                Morgan Stanley Real Estate Securities Portfolio

The following is an interview with the portfolio management team of Van Kampen Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio*. The team is led by portfolio managers Russell C. Platt and Theodore R. Bigman.

Q What were the market conditions in which the Portfolio operated during the reporting period?
A   The past six months presented a difficult environment for REIT investors. In the first quarter, continued strength in the U.S. equity market led non-dedicated real estate investors, or general growth and income investors, to move funds to the broad market from the REIT sector. The second quarter provided very little to cheer REIT investors as the continuation of price weakness led to a greater focus on real estate fundamentals in the near term. The NAREIT (National Association of Real Estate Investment Trusts) Equity Index declined -5.95 percent for the quarter and was down -7.60 percent as of June 30, 1998.
  As the U.S. real estate market cycle continued to move into equilibrium, the level of new construction began to raise concerns that supply would soon surpass demand. Although this did not occur during the period, we expect the price to earnings ratios to contract in anticipation of deteriorating fundamentals. The multifamily and industrial markets already achieved equilibrium with limited pockets of current supply problems.
  Despite a rapidly accelerating pace of new office development, the potential for occupancy pressure does not appear on the horizon until 1999. New development is only in the early stages in a number of central business locations. In the hotel sector, although recent concerns focused on the limited service segment of the market, the cautionary yellow flag is now being waved for each of the categories. Potential oversupply in the hotel sector creates greater concern than other sectors because the typical lease in a hotel is only one night and, as a result, the economic picture can deteriorate rapidly. In light of the strong economy, retail sales were buoyant, resulting in strong results for retailers and greater demand to open new stores. We expect new development to meet this demand.

Q   How did you position the portfolio during this time?
A   We continued to shape the portfolio with companies that we feel offered attractive fundamental valuations relative to their underlying real estate value. As a result, we added a number of large-capitalization companies that faced the largest price compression. From a top-down perspective, we significantly added to the office companies sector as a result of price decreases. We had attempted to overweight the office sector previously due to favorable fundamentals, but the lofty prices caused us to temper that decision. These high prices were the result of external growth expectations, which are in the process of being reevaluated. Despite the price pressure in the hotel sector, we modestly decreased our exposure due to the concern discussed above. In order to pay for the addition to the portfolio's office holdings, we decreased our exposure to both the multi-family and health-care sectors. These sectors did not suffer the same declines in share price.

Q   What was the Portfolio's performance at the end of the six-month period?
A   The Portfolio achieved a total return of -4.88 percent/1/ for the six-month period ended June 30, 1998. This performance compares favorably to the total return of the NAREIT Equity REIT Index of -7.60 percent over the same period. The NAREIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of 17.67 percent in the six months ended June 30, 1998. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. These indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Portfolio performance results.
* On April 23, 1998, the Board of Trustees approved a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Fund and Van Kampen Asset Management Inc. (the "Adviser") with respect to the Fund's investments. The Adviser will pay 50 percent of its advisory fee to the Subadviser. This subadvisory agreement will become effective October 1, 1998.

Q What is your outlook for the real estate market and for the Portfolio?
A After three years of strong performance, the sector is faced with the competing rally cries of REIT bulls and bears. Bullish analysts point to the large disparity between the relative average multiple of the S&P versus REITs. These analysts also applaud REITs for their defensive characteristics and for providing portfolio diversification. Bears indicate the cyclical nature of the real estate asset class and argue that multiples have begun to contract in anticipation of a slowdown in the rate of return in U.S. commercial real estate and an eventual downturn in capital values. Other criticisms from the bears include the notion that REITs' reliance on raising equity capital for growth provides a ceiling on share prices, and that the supply-and-demand imbalance for REIT shares may continue. This opinion reflects the idea that current non-dedicated investors will continue to exit the sector; in addition, it is not clear how much demand will be provided by value-oriented investors or those investors searching for defensive vehicles.
  It is not surprising that the equity offering calendar was very light in the second quarter, and the few deals that were completed were priced at far lower levels than were desired by issuers. We expect that, given current valuations, a number of planned IPOs will be postponed until the market can recover. In addition, a number of companies that have completed acquisitions and had expected to complete equity follow-on offerings need to study their alternatives carefully. Clearly, if current pricing levels are to persist, the rapid pace of equity securitization will slow as companies will be reluctant (or unable) to raise equity capital to finance their growth. This should apply to both acquisitions financed by cash as well as the trend of trading property for shares with institutional investors and private companies. Finally, we expect that the merger environment may heat up as some companies are trading at and below valuation levels that approximate their private real estate value.

/s/ Russell C. Platt                                    /s/ Theodore R. Bigman
Russell C. Platt                                        Theodore R. Bigman
Portfolio Manager                                       Portfolio Manager
Morgan Stanley Real Estate Securities Portfolio         Morgan Stanley Real Estate Securities Portfolio

                                               Please see footnotes on page four

                          Portfolio Management Review

                           Strategic Stock Portfolio

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Strategic Stock Portfolio. The team is led by John
M. Cunniff, portfolio manager, and Dennis J. McDonnell, president of the adviser.

Q Can you describe the stock market environment for the Portfolio during the past six months?
A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, the aftermath of the currency collapse in Southeast Asia threatened to slow the economies of countries around the world. Fortunately for equity investors, positive economic conditions in the United States had a greater influence on the stock market than overseas turmoil did. The Dow Jones Industrial Average set record highs throughout the reporting period and has fluctuated around the 9000 mark since April. Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. As a result, large-capitalization companies generally made greater gains than small-cap firms did.

Q How did you seek to meet the Portfolio's objective?
A We use a disciplined strategy to select undervalued stocks of high-quality companies. First, we analyze the Dow, which is composed of 30 blue-chip stocks. Each month, we invest half of the Portfolio's new assets into equal amounts of the 10 Dow stocks with the highest dividend yields. Investors often refer to this as a "Dogs of the Dow" strategy.
  Next, we review nearly 370 large-company, domestic stocks that comprise the Morgan Stanley Capital International-USA Index. We exclude the 30 stocks of the Dow and all utility and financial stocks, and the remaining securities are screened for factors such as sales growth, earnings growth, dividend performance, and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields, and the other half of the Portfolio's new assets go into these stocks.
  By limiting our investments to these two indices, we're selecting from a pool of high-quality U.S. companies. And because stocks with high dividend yields tend to be undervalued, our strategy pinpoints those companies that could potentially rebound in price.

Q How does this strategy work over time?
A Every month, we purchase 20 stocks--10 from each index--until there are 12 separate "baskets" of stocks. Each basket is sold after 12 months, and a new basket is purchased to replace it. It is important to understand that shareholders of the Portfolio don't own just one basket of stocks. They own shares of the whole Portfolio, which contains multiple baskets.
  Through this selection process, the Portfolio is rotated every month to purchase stocks that may be undervalued in the market place and sell stocks that have had a full 12 months to potentially rebound to their fair value. It has been our experience that solid, well-established companies don't often languish at reduced valuations. Their true worth is usually recognized quickly by the market. Our strategy gives each stock a 12-month window to achieve its appreciation potential.

Q What stocks had the greatest effect on the Portfolio?
A The Portfolio's largest holdings are stocks that showed up in our screens month after month and therefore were purchased several times during the reporting period. These stocks include familiar names such as Eastman Kodak, Exxon, Chevron, Minnesota Mining & Manufacturing (3M), and AT&T.
  Some of the Portfolio's strongest stocks came from the auto and pharmaceutical industries. Many auto companies led the stock market, because their sales exceeded expectations. Our holdings included Chrysler, which appreciated 60 percent during the past six months. The stock received a boost when Daimler Benz announced it would buy out Chrysler later this year at a significant premium. Another favorable stock was American Home Products, a pharmaceutical company whose stock price increased almost 35 percent during the reporting period. Investors have typically favored pharmaceutical stocks during periods of market uncertainty, due to their history of steady earnings growth. Of course, not all stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

  Oil company stocks, including Chevron, Mobil, Exxon, and Amoco, showed up consistently in our screens. These companies struggled this year as oil commodity prices fell drastically. The decrease in demand among Asian nations contributed to an excess supply and, consequently, lower prices. Another stock that didn't perform well was Philip Morris. Tobacco stocks in general took a downturn when the Clinton administration began negotiating an industry liability settlement earlier in the year.

Q   How did the Portfolio perform in the past six months?
A   The Portfolio achieved a six-month total return of 9.87 percent/1/, as of
June 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned
17.67 percent, the Dow Jones Industrial Average returned 14.13 percent, and the MSCI-USA Index returned 17.14 for the same period.
  The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. The DJIA consists of 30 actively traded stocks of well-established, blue chip companies, and the MSCI-USA Index achieves a 60 percent representation of U.S. market capitalization, as well as 60 percent of the capitalization of each industry group. These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities represented by these indices. Please refer to the chart on page four for additional performance results.

Q   What is your outlook for the remainder of the year?
A   At the time of your last report, the effects of the Asian economic crisis on the U.S. stock market were unclear but ominous. Today, its effects are still uncertain, but the domestic outlook is more positive: the crisis has had a severe impact on a few segments of the U.S. market but otherwise has been fairly contained. The stock market reached a succession of new highs during the reporting period, and we expect that controlled growth and low inflation will continue to support stock prices during the remainder of the year. The stock market is still highly valued, however, and many stocks are at record prices. Inflated stock prices translate into high risk for investors, because expensive securities have farther to fall in a market downturn than low-priced stocks. As we stated in your last report, we believe that investments such as the Strategic Stock Portfolio, which owns undervalued securities, may be well suited for this environment.

/s/ John M. Cunniff                   /s/ Dennis J. McDonnell
John M. Cunniff                       Dennis J. McDonnell
Portfolio Manager                     President
Strategic Stock Portfolio             Van Kampen Asset Management Inc.


                                               Please see footnotes on page four

Asset Allocation Portfolio                       Portfolio of Investments
                           June 30, 1998 (Unaudited)
=========================================================================

Description                                          Shares  Market Value
-------------------------------------------------------------------------
Common and Preferred Stocks  59.9%
Consumer Distribution  2.4%
CompUSA, Inc. (a)...............................     19,600    $  354,025
Federated Department Stores, Inc. (a)...........     10,700       575,794
Proffitt's, Inc. (a)............................      6,700       270,513
Sears Roebuck & Co..............................      5,300       323,631
                                                              -----------
                                                                1,523,963
                                                              -----------
Consumer Non-Durables  7.9%
Dial Corp.......................................     37,400       970,063
First Brands Corp...............................      7,000       179,375
Kimberly Clark Corp.............................     16,600       761,525
Philip Morris Cos., Inc.........................     31,300     1,232,437
RJR Nabisco Holdings Corp.......................     38,600       916,750
Tommy Hilfiger Corp. (a)........................     13,900       868,750
                                                              -----------
                                                                4,928,900
                                                              -----------
Consumer Services  0.5%
Hilton Hotels Corp..............................      8,000       228,000
News Corp., Ltd. - ADR (Australia)..............      3,300        93,225
                                                              -----------
                                                                  321,225
                                                              -----------
Energy  3.5%
Amoco Corp......................................      7,800       324,675
Atlantic Richfield Co...........................      2,200       171,875
British Petroleum Co. Plc. - ADR (United Kingdom)     2,100       185,325
Chevron Corp....................................      4,000       332,250
ENI, SpA - ADR (Italy)..........................      4,800       312,000
Rowan Cos., Inc. (a)............................      5,000        97,188
Texaco, Inc.....................................      3,000       179,063
Total SA - ADR (France).........................      3,956       258,623
USX - Marathon Group............................      2,900        99,506
YPF Sociedad Anonima - ADR (Argentina)..........      8,400       252,525
                                                              -----------
                                                                2,213,030
                                                              -----------
Finance  9.3%
Aetna, Inc......................................      1,900       144,637
Ambac Financial Group, Inc......................     11,600       678,600
American Bankers Insurance Group, Inc...........      8,700       523,087
Banc One Corp...................................      3,650       203,716
BankAmerica Corp................................      3,700       319,819
Bear Stearns Cos., Inc..........................      5,738       326,349
Chase Manhattan Corp............................      7,200       543,600

                                               See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Finance (Continued)
CMAC Investment Corp..................................    9,800     $    602,700
Conseco, Inc..........................................    8,200          383,350
Everest Reinsurance Holdings, Inc.....................    5,600          215,250
First Union Corp......................................    3,800          221,350
LandAmerica Financial Group, Inc......................    4,100          234,725
Liberty Financial Cos., Inc...........................    3,350          115,575
MBIA, Inc.............................................    3,400          254,575
Nationwide Financial Services, Inc., Class A..........      400           20,400
Norwest Corp..........................................    6,300          235,462
United Asset Management Corp..........................    7,900          205,894
Washington Mutual, Inc................................   13,650          592,922
                                                                    ------------
                                                                       5,822,011
                                                                    ------------
Healthcare  7.3%
American Home Products Corp...........................   17,000          879,750
Bausch & Lomb, Inc....................................   10,100          506,263
Mylan Laboratories, Inc...............................   20,200          607,262
PacifiCare Health Systems, Class B (a)................    8,700          768,862
Pharmacia & Upjohn, Inc...............................    7,100          327,488
Rhodia, SA - ADR (France) (a).........................    3,500           95,375
Rhone-Poulenc, SA, Class A - ADR (France).............   11,600          651,775
Tenet Healthcare Corp. (a)............................   23,000          718,750
                                                                    ------------
                                                                       4,555,525
                                                                    ------------
Producer Manufacturing  4.9%
Alstom SA - ADR (France) (a)..........................   11,500          374,469
American Power Conversion Corp. (a)...................   14,900          447,000
Bouygues Offshore SA - ADR (France)...................    7,300          154,213
Cognex Corp. (a)......................................   14,600          270,100
LucasVarity Plc - ADR (United Kingdom)................    5,200          207,025
Navistar International Corp. (a)......................    6,300          181,912
The St. Joe Co........................................    7,200          197,100
U.S. Filter Corp. (a).................................    7,800          218,887
Waste Management, Inc.................................   28,000          980,000
                                                                    ------------
                                                                       3,030,706
                                                                    ------------
Raw Materials/Processing Industries  4.9%
Barrick Gold Corp.....................................   16,600          318,512
Bethlehem Steel Corp. (a).............................    7,600           94,525
Boise Cascade Corp....................................    7,700          252,175
British Steel Plc - ADR (United Kingdom)..............   21,600          491,400


                                               See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
Raw Materials/Processing Industries (Continued)
Champion International Corp..............................   1,600   $     78,700
Freeport-McMoRan Copper & Gold, Inc., Class B............  11,000        167,063
Homestake Mining Co......................................  41,800        433,675
Imperial Chemical Industries Plc - ADR (United Kingdom)..   2,700        174,150
Louisiana-Pacific Corp...................................  19,900        363,175
Newmont Mining Corp......................................  14,600        344,925
Placer Dome, Inc.........................................  22,600        265,550
Stone Container Corp. (a)................................   7,000        109,375
                                                                    ------------
                                                                       3,093,225
                                                                    ------------
Technology  4.1%
Amkor Technology, Inc. (a)...............................  21,400        199,956
Avnet, Inc...............................................   3,100        169,531
Cypress Semiconductor Corp. (a)..........................   1,100          9,144
Electronics for Imaging, Inc. (a)........................   9,400        198,575
Etec Systems, Inc. (a)...................................   4,000        140,750
Micron Technology, Inc. (a)..............................  11,700        290,306
Nokia Corp. Preferred Shares - ADR (Finland).............   2,600        188,663
Quantum Corp. (a)........................................  20,500        425,375
SunGard Data Systems, Inc. (a)...........................  20,400        782,850
VLSI Technology, Inc. (a)................................  10,100        169,491
                                                                    ------------
                                                                       2,574,641
                                                                    ------------
Transportation  0.7%
Canadian National Railway Co.............................   8,000        425,000
                                                                    ------------
Utilities  14.4%
Ameritech Corp...........................................  11,600        520,550
Baltimore Gas & Electric Co..............................   2,200         68,338
BEC Energy...............................................   8,600        356,900
Bell Atlantic Corp.......................................   8,600        392,375
BellSouth Corp...........................................   3,300        221,513
CMS Energy Group.........................................   3,800        167,200
DTE Energy Co............................................   6,900        278,587
Edison International.....................................   2,500         73,906
Endesa SA - ADR (Spain)..................................  11,100        240,037
FPL Group, Inc...........................................   1,700        107,100
GPU, Inc.................................................  11,100        419,719
Houston Industries, Inc..................................  32,400      1,000,350
Idaho Power Co...........................................  12,900        446,662
Illinova Corp............................................   9,000        270,000


                                               See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                           Shares        Market Value
--------------------------------------------------------------------------------
Utilities (Continued)
New Century Energies, Inc........................         3,205     $    145,627
Niagara Mohawk Power Corp. (a)...................         3,000           44,813
Nipsco Industries, Inc...........................         4,000          112,000
Northeast Utilities (a)..........................        10,300          174,456
Northern States Power Co.........................         8,200          234,725
OGE Energy Corp..................................        14,600          394,200
PacifiCorp.......................................        23,200          524,900
Pinnacle West Capital Corp.......................        11,500          517,500
Public Service Co. of New Mexico.................        14,400          326,700
SBC Communications, Inc..........................         8,800          352,000
Sierra Pacific Resources.........................         1,000           36,313
Texas Utilities Co...............................        24,300        1,011,487
U.S. WEST Communications Group...................        12,000          564,000
                                                                    ------------
                                                                       9,001,958
                                                                    ------------
 Total Common and Preferred Stocks 59.9%.......................       37,490,184
                                                                     -----------

                                               See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Par
Amount
(000)          Description                               Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------
               Corporate Debt  21.6%
               Consumer Distribution  1.6%
   $ 1,000     Sears Roebuck Acceptance Corp............. 6.750%  09/15/05   $ 1,031,400
                                                                            ------------
               Consumer Non-Durables  1.6%
     1,000     Anheuser Busch Co., Inc................... 7.000   09/01/05     1,032,510
                                                                            ------------
               Consumer Services  1.7%
     1,000     Cox Communications, Inc................... 6.875   06/15/05     1,034,700
                                                                            ------------
               Energy  3.7%
     1,000     Burlington Resources, Inc................. 9.125   10/01/21     1,286,300
     1,000     Enron Corp................................ 6.875   10/15/07     1,025,700
                                                                            ------------
                                                                               2,312,000
                                                                            ------------

               Technology  5.2%
     1,000     Boeing, Inc............................... 8.100   11/15/06     1,129,300
     1,000     Philips Electronics NV (Netherlands)...... 8.375   09/15/06     1,124,000
     1,000     Raytheon Co............................... 6.750   08/15/07     1,028,600
                                                                            ------------
                                                                               3,281,900
                                                                            ------------

               Transportation  2.7%
     1,000     Norfolk Southern Corp..................... 7.700   05/15/17     1,125,700
       500     Southwest Airlines Co..................... 7.375   03/01/27       547,450
                                                                            ------------
                                                                               1,673,150
                                                                            ------------

               Utilities  5.1%
     1,000     Baltimore Gas & Electric Co............... 7.500   01/15/07     1,092,500
     1,000     GTE Southwest, Inc........................ 6.230   01/01/07       998,700
     1,000     Texas Utilities Electric Co............... 8.250   04/01/04     1,098,750
                                                                            ------------
                                                                               3,189,950
                                                                            ------------
               Total Corporate Debt  21.6%................................    13,555,610
                                                                            ------------

               Government and Agency Obligations  1.7%
     1,000     Province of Nova Scotia (Canada).......... 7.250   07/27/13     1,091,500
                                                                            ------------

               United States Government Obligations  13.7%
     3,800     U.S. Treasury Bond........................ 7.125   02/15/23     4,497,186
     3,000     U.S. Treasury Bond........................ 7.250   05/15/16     3,516,090
       500     U.S. Treasury Note........................ 7.250   08/15/04       544,360
                                                                             -----------
               Total United States Government Obligations..................    8,557,636
                                                                            ------------
               Total Long-Term Investments  96.9% (Cost $51,307,689).......   60,694,930
                                                                            ------------

                                               See Notes to Financial Statements

Asset Allocation Portfolio                  Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                                         Market Value
----------------------------------------------------------------------------------------------------------------
Repurchase Agreement  2.4%
 Swiss Bank Corp. ($1,505,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $1,505,242)
 (Cost $1,505,000)..............................................................................     $ 1,505,000
                                                                                                   -------------
Total Investments 99.3%
 (Cost $52,812,689).............................................................................      62,199,930

Other Assets in Excess of Liabilities 0.7%......................................................         419,660
                                                                                                   -------------
Net Assets 100.0%...............................................................................     $62,619,590
                                                                                                   =============
 (a) Non-income producing security as this stock currently does not declare dividends.


                                               See Notes to Financial Statements

Asset Allocation Portfolio                   Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $52,812,689)...........................................      $62,199,930
Cash...........................................................................            2,478
Receivables:
 Interest......................................................................          425,936
 Dividends.....................................................................          118,278
 Investments Sold..............................................................           14,779
Other..........................................................................           36,293
                                                                                     -----------
    Total Assets...............................................................       62,797,694
                                                                                     -----------
Liabilities:
Payables:
 Portfolio Shares Repurchased..................................................           36,495
 Investment Advisory Fee.......................................................           20,173
 Distributor and Affiliates....................................................            7,346
Trustees' Deferred Compensation and Retirement Plans...........................           92,549
Accrued Expenses...............................................................           21,541
                                                                                     -----------
    Total Liabilities..........................................................          178,104
                                                                                     -----------
Net Assets.....................................................................      $62,619,590
                                                                                     ===========
Net Assets Consist of:
Capital........................................................................      $49,829,793
Net Unrealized Appreciation....................................................        9,387,241
Accumulated Net Realized Gain..................................................        2,331,960
Accumulated Undistributed Net Investment Income................................        1,070,596
                                                                                     -----------
Net Assets.....................................................................      $62,619,590
                                                                                     ===========
Net Asset Value, Offering Price and Redemption Price Per Share
 (Based on net assets of $62,619,590 and 4,987,502 shares of beneficial interest
 issued and outstanding)........................................................     $     12.56
                                                                                     ===========


                                               See Notes to Financial Statements

Asset Allocation Portfolio                               Statement of Operations
               For the Six Months Ended June 30, 1998 (Unaudited)

================================================================================
Investment Income:
Interest..........................................................    $  908,947
Dividends.........................................................       401,968
                                                                      ----------
    Total Income..................................................     1,310,915
                                                                      ----------
Expenses:
Investment Advisory Fee...........................................       158,673
Audit.............................................................        12,298
Shareholder Reports...............................................        11,397
Custody...........................................................        10,366
Trustees' Fees and Expenses.......................................        10,331
Accounting........................................................         8,738
Shareholder Services..............................................         7,548
Legal.............................................................         1,810
Other.............................................................        13,583
                                                                      ----------
    Total Expenses................................................       234,744
    Less Fees Deferred............................................        44,264
                                                                      ----------
    Net Expenses..................................................       190,480
                                                                      ----------
Net Investment Income.............................................    $1,120,435
                                                                      ==========
Realized and Unrealized Gain/Loss:
Net Realized Gain.................................................    $2,381,727
                                                                      ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................     7,613,842
  End of the Period:
   Investments....................................................     9,387,241
                                                                      ----------
Net Unrealized Appreciation During the Period.....................     1,773,399
                                                                      ----------
Net Realized and Unrealized Gain..................................    $4,155,126
                                                                      ==========
Net Increase in Net Assets From Operations........................    $5,275,561
                                                                      ==========

                                               See Notes to Financial Statements

Asset Allocation Portfolio                   Statement of Changes in Net Assets

  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)

===================================================================================================================
                                                                           Six Months Ended              Year Ended
                                                                              June 30, 1998       December 31, 1997
-------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income....................................................  $      1,120,435       $       2,406,933
Net Realized Gain........................................................         2,381,727               7,064,899
Net Unrealized Appreciation During the Period............................         1,773,399               2,697,375
                                                                           ----------------       -----------------
Change in Net Assets from Operations.....................................         5,275,561              12,169,207
                                                                           ----------------       -----------------
Distributions from Net Investment Income.................................           (67,589)             (2,436,414)
Distributions from Net Realized Gain.....................................        (1,826,978)             (6,406,916)
                                                                           ----------------       -----------------
Total Distributions......................................................        (1,894,567)             (8,843,330)
                                                                           ----------------       -----------------
Net Change in Net Assets from Investment Activities......................         3,380,994               3,325,877
                                                                           ----------------       -----------------
From Capital Transactions:
Proceeds from Shares Sold................................................         1,922,045               2,681,711
Net Asset Value of Shares Issued Through Dividend Reinvestment...........         1,894,567               8,843,330
Cost of Shares Repurchased...............................................        (7,875,728)            (15,502,271)
                                                                           ----------------       -----------------
Net Change in Net Assets from Capital Transactions.......................        (4,059,116)             (3,977,230)
                                                                           ----------------       -----------------
Total Decrease in Net Assets.............................................          (678,122)               (651,353)
Net Assets:
Beginning of the Period..................................................        63,297,712              63,949,065
                                                                           ----------------       -----------------
End of the Period (Including accumulated undistributed net
  investment income of $1,070,596 and $17,750, respectively).............  $     62,619,590       $      63,297,712
                                                                           ================       =================

                                               See Notes to Financial Statements

Asset Allocation Portfolio                                  Financial Highlights

   The following presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                    Year Ended December 31,
                                                          Six Months Ended      -----------------------------------
                                                              June 30,1998      1997     1996      1995      1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....................     $ 11.910     $11.352   $ 11.64   $  9.99   $11.80
                                                                  --------     -------   -------   -------   ------
  Net Investment Income......................................         .224        .513      .482       .48      .45
  Net Realized and Unrealized Gain/Loss......................         .788       1.897     1.083    2.6425     (.89)
                                                                  --------     -------   -------   -------   ------
Total from Investment Operations.............................        1.012       2.410     1.565    3.1225     (.44)
                                                                  --------     -------   -------   -------   ------
Less:

  Distributions from Net Investment Income...................         .013        .518      .478     .4775      .45
  Distributions from Net Realized Gain.......................         .354       1.334     1.375      .995      .90
  Distributions in Excess of Net Realized Gain...............          -0-         -0-       -0-       -0-      .02
                                                                  --------     -------   -------   -------   ------
Total Distributions..........................................         .367       1.852     1.853    1.4725     1.37
                                                                  --------     -------   -------   -------   ------
Net Asset Value, End of the Period...........................     $ 12.555     $11.910   $11.352   $ 11.64   $ 9.99
                                                                  ========     =======   =======   =======   ======
Total Return*................................................        8.58%**    21.81%    13.87%    31.36%   (3.66%)
Net Assets at End of the Period (In millions)................     $   62.6     $  63.3   $  63.9   $  63.0   $ 56.6
Ratio of Expenses to Average Net Assets*.....................         .60%        .60%      .60%      .60%     .60%
Ratio of Net Investment Income to Average Net Assets*........        3.53%       3.86%     3.78%     3.85%    3.70%
Portfolio Turnover...........................................          25%**       58%      118%      124%     163%

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets......................         .74%        .71%      .81%      .74%     .72%

Ratio of Net Investment Income to Average Net Assets.........        3.39%       3.75%     3.57%     3.71%    3.58%
** Non-Annualized


                                               See Notes to Financial Statements

Domestic Income Portfolio                               Portfolio of Investments
                           June 30, 1998 (Unaudited)

============================================================================================================
Par
Amount
(000)       Description                                               Coupon      Maturity     Market Value
------------------------------------------------------------------------------------------------------------
           Corporate Debt  80.0%
           Consumer Distribution  8.7%
$  500     Borden, Inc...............................................  7.875%     02/15/23     $    490,000
   500     Gruma SA De CV, 144A - Private Placement (Mexico) (a).....  7.625      10/15/07          479,300
   500     Nabisco, Inc..............................................  7.550      06/15/15          515,500
                                                                                               ------------
                                                                                                  1,484,800
                                                                                               ------------
           Consumer Non-Durables  3.0%
   500     Westpoint Stevens, Inc., 144A - Private Placement (a).....  7.875      06/15/05          505,000
                                                                                               ------------
           Consumer Services  16.1%
   500     CSC Holdings, Inc.........................................  7.875      12/15/07          528,750
   500     News America Holdings, Inc................................ 10.125      10/15/12          583,225
   500     Royal Caribbean Cruises Ltd...............................  7.500      10/15/27          528,200
   500     Valassis Communications, Inc..............................  9.550      12/01/03          562,500
   500     Viacom, Inc...............................................  7.625      01/15/16          542,500
                                                                                               ------------
                                                                                                  2,745,175
                                                                                               ------------
           Energy  6.3%
   500     Occidental Petroleum Corp................................. 10.125      11/15/01          559,870
   500     PDV America, Inc..........................................  7.875      08/01/03          520,650
                                                                                               ------------
                                                                                                  1,080,520
                                                                                               ------------
           Finance  5.1%
   385     First PV Funding Corp., Series 1986 A..................... 10.300      01/15/14          410,025
   500     Macsaver Financial Services, Inc..........................  7.600      08/01/07          468,450
                                                                                               ------------
                                                                                                    878,475
                                                                                               ------------
           Healthcare  8.9%
   500     Beckman Coulter, Inc., 144A - Private Placement (a).......  7.450      03/04/08          512,500
   500     Manor Care, Inc...........................................  7.500      06/15/06          508,650
   500     Tenet Healthcare Corp., 144A - Private Placement (a)......  8.125      12/01/08          505,000
                                                                                               ------------
                                                                                                  1,526,150
                                                                                               ------------
           Producer Manufacturing  2.9%
   500     Idex Corp.................................................  6.875      02/15/08          496,875
                                                                                               ------------
           Raw Materials/Processing Industries  9.3%
   500     Georgia-Pacific Corp......................................  9.950      06/15/02          559,600
   500     Owens Illinois Inc........................................  7.150      05/15/05          502,500
   500     Viacap SA De CV, 144A - Private Placement (Mexico) (a).... 11.375      05/15/07          520,000
                                                                                               ------------
                                                                                                  1,582,100
                                                                                               ------------

                                               See Notes to Financial Statements

Domestic Income Portfolio                               Portfolio of Investments
                           June 30, 1998 (Unaudited)

===========================================================================================================
Par
Amount
(000)      Description                                               Coupon      Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
           Transportation  8.8%
$  500     Delta Airlines, Inc....................................... 9.750%     05/15/21     $     670,150
   500     Norfolk Southern Corp..................................... 7.700      05/15/17           565,350
   200     United Airlines, Inc......................................10.020      03/22/14           258,880
                                                                                              -------------
                                                                                                  1,494,380
                                                                                              -------------
           Utilities  10.9%
   500     360 Communications Co..................................... 7.600      04/01/09           543,250
   350     Monongahela Power Co...................................... 8.375      07/01/22           401,625
   500     Niagara Mohawk Power Corp................................. 7.625      10/01/05           512,500
   350     Public Service Co. of Colorado............................ 8.750      03/01/22           407,155
                                                                                              -------------
                                                                                                  1,864,530
                                                                                              -------------
           Total Corporate Debt  80.0%...................................................        13,658,005
                                                                                              -------------
           Government Obligations  12.2%
   466     Federal National Mortgage Association Pool (U.S.).........10.000      04/01/21           509,858
   500     Republic of Argentina (Argentina).........................11.000      10/09/06           531,250
   500     Republic of South Africa (South Africa)................... 8.500      06/23/17           481,000
   500     United Mexican States (Mexico)............................11.375      09/15/16           557,500
                                                                                              -------------
           Total Government Obligations..................................................         2,079,608
                                                                                              -------------
           Preferred Stock  3.9%
   594     Time Warner, Inc., 594 Series M preferred shares,
           dividend rate of $10.25, 144A - Private Placement (a).........................           663,795
                                                                                              -------------
Total Long-Term Investments 96.1% (Cost $15,542,441).....................................        16,401,408
                                                                                              -------------
Repurchase Agreement  3.0%
           Swiss Bank Corp. ($515,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on
           07/01/98 at $515,083 (Cost $515,000)..........................................           515,000
                                                                                              -------------
Total Investments 99.1% (Cost $16,057,441)...............................................        16,916,408
Other Assets in Excess of Liabilities 0.9%...............................................           146,067
                                                                                              -------------
Net Assets  100.0%.......................................................................       $17,062,475
                                                                                              =============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

Domestic Income Portfolio                    Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)

==============================================================================================
Assets:
Total Investments (Cost $16,057,441).............................................. $16,916,408
Cash..............................................................................       4,274
Receivables:
  Interest........................................................................     254,690
  Investments Sold................................................................      10,000
  Portfolio Shares Sold...........................................................       7,020
  Expense Reimbursement by Adviser................................................       6,636
Other.............................................................................      42,338
                                                                                   -----------
  Total Assets....................................................................  17,241,366
                                                                                   -----------
Liabilities:
Payables:
  Portfolio Shares Repurchased....................................................      65,502
  Distributor and Affiliates......................................................       3,980
Trustees' Deferred Compensation and Retirement Plans..............................      88,888
Accrued Expenses..................................................................      20,521
                                                                                   -----------
  Total Liabilities...............................................................     178,891
                                                                                   -----------
Net Assets........................................................................ $17,062,475
                                                                                   ===========
Net Assets Consist of:
Capital........................................................................... $16,853,911
Net Unrealized Appreciation.......................................................     858,967
Accumulated Undistributed Net Investment Income...................................     605,382
Accumulated Net Realized Loss.....................................................  (1,255,785)
                                                                                   -----------
Net Assets........................................................................ $17,062,475
                                                                                   ===========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $17,062,475 and 1,989,028 shares of beneficial interest
  issued and outstanding)......................................................... $      8.58
                                                                                   ===========

                                               See Notes to Financial Statements

Domestic Income Portfolio                                Statement of Operations
               For the Six Months Ended June 30, 1998 (Unaudited)

=============================================================================================
Investment Income:
Interest........................................................................  $   640,279
Dividends.......................................................................       32,798
                                                                                  -----------
  Total Income..................................................................      673,077
                                                                                  -----------
Expenses:
Investment Advisory Fee.........................................................       42,106
Accounting......................................................................       12,919
Shareholder Reports.............................................................       10,860
Audit...........................................................................        9,955
Trustees' Fees and Expenses.....................................................        8,011
Shareholder Services............................................................        7,498
Custody.........................................................................        3,719
Legal...........................................................................          162
Other...........................................................................        3,823
                                                                                  -----------
  Total Expenses................................................................       99,053
  Less Fees Deferred and Expenses Reimbursed ($42,106 and $6,421, respectively).       48,527
                                                                                  -----------
  Net Expenses..................................................................       50,526
                                                                                  -----------
Net Investment Income...........................................................  $   622,551
                                                                                  ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain...............................................................  $    66,719
                                                                                  -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................................      850,053
  End of the Period:
    Investments.................................................................      858,967
                                                                                  -----------
Net Unrealized Appreciation During the Period...................................        8,914
                                                                                  -----------
Net Realized and Unrealized Gain................................................  $    75,633
                                                                                  ===========
Net Increase in Net Assets From Operations......................................  $   698,184
                                                                                  ===========

                                               See Notes to Financial Statements

Domestic Income Portfolio                     Statement of Changes in Net Assets
  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)

========================================================================================================
                                                                  Six Months Ended            Year Ended
                                                                     June 30, 1998     December 31, 1997
--------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..........................................   $        622,551     $      1,342,453
Net Realized Gain..............................................             66,719              366,896
Net Unrealized Appreciation During the Period..................              8,914              186,254
                                                                  ----------------     ----------------
Change in Net Assets from Operations...........................            698,184            1,895,603
Distributions from Net Investment Income.......................            (44,123)          (1,365,434)
                                                                  ----------------     ----------------
Net Change in Net Assets from Investment Activities............            654,061              530,169
                                                                  ----------------     ----------------
From Capital Transactions:
Proceeds from Shares Sold......................................          1,816,207            5,508,385
Net Asset Value of Shares Issued Through Dividend Reinvestment.             44,123            1,365,434
Cost of Shares Repurchased.....................................         (2,650,709)         (10,002,492)
                                                                  ----------------     ----------------
Net Change in Net Assets from Capital Transactions.............           (790,379)          (3,128,673)
                                                                  ----------------     ----------------
Total Decrease in Net Assets...................................           (136,318)          (2,598,504)
Net Assets:
Beginning of the Period........................................         17,198,793           19,797,297
                                                                  ----------------     ----------------
End of the Period (Including accumulated undistributed net
 investment income of $605,382 and $26,954, respectively).......  $     17,062,475     $     17,198,793
                                                                  ================     ================

                                               See Notes to Financial Statements

Domestic Income Portfolio                                   Financial Highlights
   The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)

===============================================================================================================================
                                                                                            Year Ended December 31,
                                                          Six Months Ended       ----------------------------------------------
                                                             June 30, 1998         1997        1996         1995           1994
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................          $  8.252      $8.008      $ 8.21      $  7.35       $   8.58
                                                                   --------      ------      ------      -------       --------
  Net Investment Income..................................              .313        .704        .755          .71            .85
  Net Realized and Unrealized Gain/Loss..................              .035        .252       (.212)       .8525        (1.2275)
                                                                   --------      ------      ------      -------       --------
Total from Investment Operations.........................              .348        .956        .543       1.5625         (.3775)
Less Distributions from Net Investment Income............              .022        .712        .745        .7025          .8525
                                                                   --------      ------      ------      -------       --------
Net Asset Value, End of the Period.......................          $  8.578      $8.252      $8.008      $  8.21       $   7.35
                                                                   ========      ======      ======      =======       ========
Total Return*............................................              4.27%**    11.90%       6.68%       21.37%         (4.33%)
Net Assets at End of the Period (In millions)............          $   17.1      $ 17.2      $ 19.8      $  26.6       $   21.3
Ratio of Expenses to Average Net Assets*.................               .60%        .60%        .60%         .60%           .60%
Ratio of Net Investment Income to Average Net Assets*....              7.39%       7.74%       7.97%        8.11%          8.35%
Portfolio Turnover.......................................                27%**       78%         77%          54%            94%

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..................              1.18%       1.05%       1.29%         .93%           .95%
Ratio of Net Investment Income to Average Net Assets.....              6.82%       7.29%       7.28%        7.78%          8.00%
** Non-annualized

                                               See Notes to Financial Statements

Emerging Growth Portfolio                               Portfolio of Investments
                           June 30, 1998 (Unaudited)

================================================================================
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
Common Stocks  91.9%
Consumer Distribution  16.9%
Bally Total Fitness Holding Corp. (a)..................    600      $     21,600
Barnes & Noble, Inc. (a)...............................  1,800            67,387
Bed Bath & Beyond, Inc. (a)............................  1,200            62,175
Best Buy Co., Inc. (a).................................  6,300           227,587
Costco Cos., Inc. (a)..................................  4,200           264,862
CVS Corp...............................................  2,150            83,716
Dayton Hudson Corp.....................................  4,000           194,000
Dollar General Corp....................................  1,100            43,519
Dollar Tree Stores, Inc. (a)...........................  1,500            60,937
Family Dollar Stores, Inc..............................  6,200           114,700
Fred Meyer, Inc. (a)...................................  3,100           131,750
Gap, Inc...............................................  1,800           110,925
General Nutrition Cos., Inc. (a).......................  2,000            62,250
Goody's Family Clothing, Inc. (a)......................    800            43,900
Herman Miller, Inc.....................................  2,600            63,212
Home Depot, Inc........................................  1,600           132,900
Interface, Inc., Class A...............................  2,200            44,412
Just For Feet, Inc. (a)................................  1,600            45,600
Kmart Corp. (a)........................................  2,600            50,050
Kohl's Corp. (a).......................................  2,800           145,250
Lexmark International Group, Inc., Class A (a).........  1,300            79,300
Lowe's Cos., Inc.......................................  5,900           239,319
McKesson Corp..........................................  1,400           113,750
Pacific Sunwear of California, Inc. (a)................  1,900            66,500
Proffitt's, Inc. (a)...................................  3,100           125,163
Ross Stores, Inc.......................................  1,150            49,450
Safeway, Inc. (a)......................................  3,600           146,475
Stage Stores, Inc. (a).................................  1,100            49,775
Staples, Inc. (a)......................................  4,500           130,219
The Finish Line, Inc., Class A (a).....................  1,300            36,563
TJX Cos., Inc..........................................  7,400           178,525
Whole Foods Market, Inc. (a)...........................  2,300           139,150
Williams Sonoma, Inc. (a)..............................  2,200            69,987
                                                                    ------------
                                                                       3,394,908
                                                                    ------------
Consumer Durables  0.6%
Gentex Corp. (a).......................................  2,400            43,500
Maytag Corp............................................  1,600            79,000
                                                                    ------------
                                                                         122,500
                                                                    ------------

                                               See Notes to Financial Statements

Emerging Growth Portfolio                  Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
===============================================================================

Description                                             Shares     Market Value
-------------------------------------------------------------------------------
Consumer Non-Durables  3.1%
Abercrombie & Fitch Co., Class A (a)................     2,300     $    101,200
Borders Group, Inc. (a).............................     2,100           77,700
Canandaigua Brands, Inc., Class A (a)...............       700           34,431
Jones Apparel Group, Inc. (a).......................     2,600           95,063
Linens 'n Things, Inc. (a)..........................     3,750          114,609
Tommy Hilfiger Corp. (a)............................       850           53,125
Twinlab Corp. (a)...................................     1,100           48,056
Warnaco Group, Inc., Class A........................       400           16,975
Westpoint Stevens, Inc. (a).........................     1,750           57,750
Wolverine World Wide, Inc...........................     1,550           33,616
                                                                   ------------
                                                                        632,525
                                                                   ------------
Consumer Services  10.8%
American Disposal Services, Inc. (a)................       850           39,844
Apollo Group, Inc., Class A (a).....................     2,000           66,125
Cablevision Systems Corp., Class A (a)..............     1,250          104,375
Capstar Broadcasting Corp., Class A (a).............     2,000           50,250
Carnival Corp.......................................     1,600           63,400
Chancellor Media Corp., Class A (a).................     8,300          412,147
Clear Channel Communications, Inc. (a)..............     2,450          267,356
Consolidated Graphics, Inc. (a).....................     1,100           64,900
Interpublic Group of Cos., Inc......................     1,700          103,169
Jacor Communications, Inc., Class A (a).............     1,750          103,250
Mail-Well, Inc. (a).................................       700           15,181
Meredith Corp.......................................     2,600          122,037
New York Times Co., Class A.........................     1,200           95,100
Omnicom Group, Inc..................................     2,650          132,169
Outdoor Systems, Inc. (a)...........................     3,200           89,600
Robert Half International, Inc. (a).................     1,800          100,575
SFX Entertainment, Inc., Class A (a)................       900           41,287
Snyder Communications, Inc. (a).....................     1,100           48,400
Tele-Communications, Inc., Class A (a)..............     3,600          139,725
Univision Communications, Inc., Class A (a).........       700           26,075
Viacom, Inc., Class B (a)...........................     1,600           93,200
                                                                   ------------
                                                                      2,178,165
                                                                   ------------
Energy  1.8%
Coflexip SA - ADR (France) (a)......................       850           51,956
Cooper Cameron Corp. (a)............................     1,300           66,300
Marine Drilling Cos., Inc. (a)......................     3,000           48,000
National Oilwell, Inc. (a)..........................     1,300           34,856


                                               See Notes to Financial Statements

Emerging Growth Portfolio                   Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)

================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Energy (Continued)
Rowan Cos., Inc. (a)...................................   1,550     $     30,128
Stolt Comex Seaway S.A. (a)............................   1,000           19,375
Stolt Comex Seaway S.A. -  ADR  (United Kingdom) (a)...     500            8,750
Varco International, Inc. (a)..........................   5,300          105,006
                                                                    ------------
                                                                         364,371
                                                                    ------------
Finance  9.4%
AmeriCredit Corp. (a)..................................     400           14,275
AmSouth Bancorp........................................     825           32,433
Annuity and Life Re Holdings, Ltd. (a).................     200            4,425
Associates First Capital Corp., Class A................     600           46,125
Bank United Corp., Class A.............................     300           14,363
Capital One Financial Corp.............................   2,350          291,841
CMAC Investment Corp...................................     700           43,050
Comdisco, Inc..........................................   1,100           20,900
Dime Bancorp, Inc......................................   1,500           44,906
Equitable Cos., Inc....................................     500           37,469
Everest Reinsurance Holdings, Inc......................     500           19,219
Federal Home Loan Mortgage Corp........................   1,200           56,475
Fifth Third Bancorp....................................     500           31,500
Finova Group, Inc......................................   2,800          158,550
Fleet Financial Group, Inc.............................     900           75,150
HealthCare Financial Partners, Inc. (a)................   1,100           67,444
Lehman Brothers Holdings, Inc..........................   1,300          100,831
Marsh & McLennan Cos., Inc.............................   1,463           88,360
Mercury General Corp...................................     900           57,994
National Commerce Bancorp..............................     375           15,703
North Fork Bancorp, Inc................................   1,975           48,264
Northern Trust Corp....................................   1,300           99,125
Protective Life Corp...................................     900           33,019
Providian Financial Corp...............................   2,600          204,262
Silicon Valley Bancshares (a)..........................     350           12,458
SouthTrust Corp........................................     700           30,450
Star Banc Corp.........................................     950           60,681
State Street Corp......................................     850           59,075
SunAmerica, Inc........................................   1,300           74,669
Transatlantic Holdings, Inc............................     200           15,462
Zions Bancorp..........................................     650           34,531
                                                                    ------------
                                                                       1,893,009
                                                                    ------------

                                               See Notes to Financial Statements

Emerging Growth Portfolio                   Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)

================================================================================
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
Healthcare  10.3%
Allegiance Corp........................................  1,000      $     51,250
Arterial Vascular Engineering, Inc. (a)................    800            28,600
Boston Scientific Corp. (a)............................    600            42,975
ESC Medical Systems Ltd. (a)...........................  1,400            47,250
Guidant Corp...........................................    600            42,787
HBO & Co............................................... 20,000           705,000
Health Management Assn., Inc., Class A (a).............  3,900           130,406
Medicis Pharmaceutical Corp., Class A (a)..............    650            23,725
MiniMed, Inc. (a)......................................    700            36,663
Mylan Laboratories, Inc................................  2,600            78,162
NBTY, Inc. (a).........................................  4,100            75,338
Omnicare, Inc..........................................  3,500           133,437
Quintiles Transnational Corp. (a)......................  2,500           122,969
Rexall Sundown, Inc. (a)...............................  2,700            95,175
Steris Corp. (a).......................................  1,300            82,672
Sybron International Corp. (a).........................  1,200            30,300
Total Renal Care Holdings, Inc. (a)....................  2,800            96,600
Universal Health Services, Inc., Class B (a)...........    950            55,456
Warner-Lambert Co......................................  1,600           111,000
Watson Pharmaceuticals, Inc. (a).......................  1,600            74,700
                                                                    ------------
                                                                       2,064,465
                                                                    ------------
Producer Manufacturing  3.5%
Allied Waste Industries, Inc. (a)......................  3,700            88,800
Danaher Corp...........................................  1,800            66,037
Federal Mogul Corp.....................................    900            60,750
Global Industries, Inc. (a)............................  1,400            23,625
Kuhlman Corp...........................................    600            23,738
Mueller Industries, Inc. (a)...........................    800            29,700
Newpark Resources, Inc. (a)............................  2,300            25,587
Republic Services, Inc.................................  1,500            36,000
Southdown, Inc.........................................    600            42,825
Tyco International Ltd.................................  3,600           226,800
USA Waste Services, Inc. (a)...........................  1,400            69,125
                                                                    ------------
                                                                         692,987
                                                                    ------------
Raw Materials/Processing Industries  1.0%
Safeskin Corp. (a).....................................  4,700           193,287
Solutia, Inc...........................................    500            14,344
                                                                    ------------
                                                                         207,631
                                                                    ------------

                                               See Notes to Financial Statements

Emerging Growth Portfolio                   Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)

===========================================================================================
Description                                                         Shares     Market Value
-------------------------------------------------------------------------------------------
Technology  29.9%
Advanced Fibre Communication, Inc. (a)...........................    2,200     $     88,137
Affiliated Computer Services, Inc., Class A (a)..................    1,000           38,500
America Online, Inc. (a).........................................    4,900          519,400
Aspect Development, Inc. (a).....................................      500           37,812
Aspen Technology, Inc. (a).......................................      700           35,350
BMC Software, Inc. (a)...........................................    7,300          379,144
Cambridge Technology Partners, Inc. (a)..........................    2,800          152,950
CBT Group Public Ltd. Co. - ADR (Ireland) (a)....................    4,300          230,050
Ciber, Inc. (a)..................................................    2,400           91,200
Cisco Systems, Inc. (a)..........................................    1,400          128,888
Citrix Systems, Inc. (a).........................................    1,700          116,237
Compuware Corp. (a)..............................................    9,000          460,125
Concord EFS, Inc. (a)............................................      750           19,594
Dell Computer Corp. (a)..........................................    9,000          835,313
Documentum, Inc. (a).............................................      400           19,200
EMC Corp. (a)....................................................    6,000          268,875
Engineering Animation, Inc. (a)..................................      650           39,650
Envoy Corp. (a)..................................................    1,400           66,325
Gemstar International Group Ltd. (a).............................      450           16,847
General Instrument Corp. (a).....................................    1,000           27,188
Gulfstream Aerospace Corp. (a)...................................    1,750           81,375
IDT Corp. (a)....................................................      600           18,038
Information Management Resources, Inc. (a).......................    2,150           72,697
JDA Software Group, Inc. (a).....................................      300           13,125
Keane, Inc. (a)..................................................    2,600          145,600
Legato Systems, Inc. (a).........................................    3,400          132,600
Lernout & Hauspie Speech Products N.V. - ADR (Netherlands) (a)...    1,900          113,406
Lucent Technologies, Inc.........................................    3,900          324,431
Mastech Corp. (a)................................................    1,300           36,562
Mercury Interactive Corp. (a)....................................      700           31,238
Paychex, Inc.....................................................    1,600           65,100
Peoplesoft, Inc. (a).............................................    2,200          103,400
Saville Systems PLC - ADR (Ireland) (a)..........................    1,750           87,719
Siebel Systems, Inc. (a).........................................    2,200           70,950
STAR Telecommunications, Inc. (a)................................      800           17,900
Sterling Software, Inc. (a)......................................    2,000           59,125
Storage Technology Corp. (a).....................................    1,000           43,375
Sundstrand Corp..................................................    1,000           57,250

                                               See Notes to Financial Statements

Emerging Growth Portfolio                   Portfolio of Investments (Continued)

                           June 30, 1998 (Unaudited)

===============================================================================================================
Description                                                                                Shares  Market Value
---------------------------------------------------------------------------------------------------------------
Technology (Continued)
SunGard Data Systems, Inc. (a)...........................................................   2,900   $   111,288
Synopsys, Inc. (a).......................................................................   1,200        54,900
Tekelec, Inc. (a)........................................................................   1,100        49,225
Tellabs, Inc. (a)........................................................................   1,600       114,600
Uniphase Corp. (a).......................................................................   1,200        75,338
Veritas DGC, Inc. (a)....................................................................   1,300        64,919
VERITAS Software Corp. (a)...............................................................   2,500       103,438
Visio Corp. (a)..........................................................................   1,800        85,950
Vitesse Semiconductor Corp. (a)..........................................................   2,700        83,363
Xylan Corp. (a)..........................................................................   1,700        50,681
Yahoo!, Inc. (a).........................................................................   1,150       181,125
                                                                                                    -----------
                                                                                                      6,019,503
                                                                                                    -----------
Transportation  3.0%
Alaska Air Group, Inc. (a)...............................................................   1,700        92,756
America West Holdings Corp., Class B (a).................................................   1,800        51,412
ASA Holdings, Inc........................................................................     900        44,663
COMAIR Holdings, Inc.....................................................................   1,000        30,875
Continental Airlines, Inc., Class B (a)..................................................   1,750       106,531
Royal Caribbean Cruises Ltd..............................................................   1,600       127,200
U.S. Airways Group, Inc. (a).............................................................   1,800       142,650
                                                                                                    -----------
                                                                                                        596,087
                                                                                                    -----------
Utilities  1.6%
AES Corp. (a)............................................................................   1,900        99,869
AirTouch Communications, Inc. (a)........................................................   3,700       216,219
                                                                                                    -----------
                                                                                                        316,088
                                                                                                    -----------
Total Long-Term Investments  91.9%
 (Cost $13,844,073)..............................................................................    18,482,239

Repurchase Agreement  10.9%
SBC Warburg, ($2,200,000 par collateralized by U.S. Government obligations in a pooled
 cash account, dated 06/30/98, to be sold on 07/01/98 at $2,200,354) (Cost $2,200,000)...........     2,200,000
                                                                                                    -----------
Total Investments  102.8%
 (Cost $16,044,073)..............................................................................    20,682,239
Liabilities in Excess of Other Assets  (2.8%)....................................................      (560,770)
                                                                                                    -----------
Net Assets  100.0%...............................................................................   $20,121,469
                                                                                                    ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                       46      See Notes to Financial Statements

Emerging Growth Portfolio                    Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)

====================================================================================================
Assets:
Total Investments, including a repurchase agreement of $2,200,000 (Cost $16,044,073)....   $20,682,239
Cash....................................................................................        11,830
Receivables:
  Investments Sold......................................................................        97,026
  Portfolio Shares Sold.................................................................        38,718
  Dividends.............................................................................         4,179
Unamortized Organizational Costs........................................................         2,735
                                                                                           -----------
    Total Assets........................................................................    20,836,727
                                                                                           -----------
Liabilities:
Payables:
  Investments Purchased.................................................................       637,181
  Portfolio Shares Repurchased..........................................................        25,991
  Investment Advisory Fee...............................................................         6,655
  Distributor and Affiliates............................................................         4,500
Trustees' Deferred Compensation and Retirement Plans....................................        22,524
Accrued Expenses........................................................................        18,407
                                                                                           -----------
    Total Liabilities...................................................................       715,258
                                                                                           -----------
Net Assets..............................................................................   $20,121,469
                                                                                           ===========
Net Assets Consist of:
Capital.................................................................................   $15,657,164
Net Unrealized Appreciation.............................................................     4,638,166
Accumulated Net Investment Loss.........................................................       (29,796)
Accumulated Net Realized Loss...........................................................      (144,065)
                                                                                           -----------
Net Assets..............................................................................   $20,121,469
                                                                                           ===========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $20,121,469 and 1,001,712 shares of beneficial interest
  issued and outstanding)...............................................................   $     20.09
                                                                                           ===========

                                               See Notes to Financial Statements

Emerging Growth Portfolio                                Statement of Operations
               For the Six Months Ended June 30, 1998 (Unaudited)

================================================================================
Investment Income:
Interest...........................................................  $   31,679
Dividends..........................................................      15,992
                                                                     ----------
   Total Income....................................................      47,671
                                                                     ----------
Expenses:
Investment Advisory Fee............................................      49,119
Accounting.........................................................      13,059
Audit..............................................................       8,835
Shareholder Services...............................................       7,880
Trustees' Fees and Expenses........................................       5,826
Shareholder Reports................................................       5,189
Custody............................................................         805
Legal..............................................................         298
Other..............................................................       1,924
                                                                     ----------
   Total Expenses..................................................      92,935
   Less Fees Deferred..............................................      33,020
                                                                     ----------
   Net Expenses....................................................      59,915
                                                                     ----------
Net Investment Loss................................................  $  (12,244)
                                                                     ==========
Realized and Unrealized Gain/Loss:
Net Realized Gain..................................................  $  110,958
                                                                     ----------
Unrealized Appreciation/Depreciation:
 Beginning of the Period...........................................   1,941,096
 End of the Period:
   Investments.....................................................   4,638,166
                                                                     ----------
Net Unrealized Appreciation During the Period......................   2,697,070
                                                                     ----------
Net Realized and Unrealized Gain...................................  $2,808,028
                                                                     ==========
Net Increase in Net Assets From Operations.........................  $2,795,784
                                                                     ==========

                                               See Notes to Financial Statements

Emerging Growth Portfolio                     Statement of Changes in Net Assets
  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)

=======================================================================================================
                                                                  Six Months Ended           Year Ended
                                                                     June 30, 1998    December 31, 1997
-------------------------------------------------------------------------------------------------------
From Investment Activities:

Operations:

Net Investment Loss..................................................  $   (12,244)         $    (7,775)

Net Realized Gain....................................................      110,958              156,164

Net Unrealized Appreciation During the Period........................    2,697,070              997,037
                                                                       -----------          -----------
Change in Net Assets from Operations.................................    2,795,784            1,145,426

Distributions in Excess of Net Investment Income.....................       (4,851)                 -0-
                                                                       -----------          -----------
Net Change in Net Assets from Investment Activities..................    2,790,933            1,145,426
                                                                       -----------          -----------
From Capital Transactions:

Proceeds from Shares Sold............................................    9,798,731            8,526,700

Net Asset Value of Shares Issued Through Dividend Reinvestment.......        4,851                  -0-

Cost of Shares Repurchased...........................................   (2,964,900)          (4,358,459)
                                                                       -----------          -----------
Net Change in Net Assets from Capital Transactions...................    6,838,682            4,168,241
                                                                       -----------          -----------
Total Increase in Net Assets.........................................    9,629,615            5,313,667

Net Assets:

Beginning of the Period..............................................   10,491,854            5,178,187
                                                                       -----------          -----------
End of the Period (Including accumulated net investment loss
  of $29,796 and $12,701, respectively)..............................  $20,121,469          $10,491,854
                                                                       ===========          ===========

                                               See Notes to Financial Statements

Emerging Growth Portfolio                                   Financial Highlights
   The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                                           July 3, 1995
                                                                                                          (Commencement
                                                                                                          of Investment
                                               Six Months Ended         Year Ended        Year Ended     Operations) to
                                                       June 30,       December 31,      December 31,       December 31,
                                                           1998               1997              1996               1995
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................................  $         16.450       $     13.660      $      11.72     $        10.00
                                               ----------------       ------------      ------------     --------------
  Net Investment Loss........................             (.003)             (.007)            (.016)              (.08)
  Net Realized and
  Unrealized Gain............................             3.647              2.797             1.956               1.80
                                               ----------------       ------------      ------------     --------------
Total from Investment
  Operations.................................             3.644              2.790             1.940               1.72
Less Distributions in Excess
  of Net Investment Income...................              .007                -0-               -0-                -0-
                                               ----------------       ------------      ------------     --------------
Net Asset Value, End of
  the Period.................................  $         20.087       $     16.450      $     13.660     $        11.72
                                               ================       ============      ============     ==============
Total Return*................................            22.17%**           20.42%            16.55%             17.20%**
Net Assets at End of the Period
  (In millions)..............................  $           20.1       $       10.5      $        5.2     $          2.3
Ratio of Expenses to Average
  Net Assets*................................              .85%               .85%              .85%              2.50%
Ratio of Net Investment Loss to
  Average Net Assets*........................             (.17%)             (.11%)            (.17%)            (1.45%)
Portfolio Turnover...........................               43%**             116%              102%                41%**

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets.................................             1.32%              2.14%             3.28%              5.40%
Ratio of Net Investment Loss to
  Average Net Assets.........................             (.64%)            (1.40%)           (2.60%)            (4.35%)

**Non-Annualized

                                               See Notes to Financial Statements

Enterprise Portfolio                                    Portfolio of Investments
                           June 30, 1998 (Unaudited)

================================================================================
Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Common Stocks 95.1%
Consumer Distribution 11.9%
Brightpoint, Inc. (a).....................................  20,100   $   291,450
Costco Cos., Inc. (a).....................................  14,500       914,406
CVS Corp..................................................  13,000       506,187
Dayton Hudson Corp........................................  31,600     1,532,600
Family Dollar Stores, Inc.................................  34,600       640,100
Federated Department Stores, Inc. (a).....................  10,300       554,269
Kroger Co. (a)............................................  23,600     1,011,850
Lear Corp. (a)............................................  10,000       513,125
Lowe's Cos., Inc..........................................  22,000       892,375
McKesson Corp.............................................  11,600       942,500
Proffitt's, Inc. (a)......................................  15,600       629,850
Rite Aid Corp.............................................  20,400       766,275
Ross Stores, Inc..........................................  23,200       997,600
Safeway, Inc. (a).........................................  46,800     1,904,175
TJX Cos., Inc.............................................  59,600     1,437,850
                                                                     -----------
                                                                      13,534,612
                                                                     -----------
Consumer Durables 2.1%
Dana Corp.................................................  19,800     1,059,300
Ford Motor Co.............................................  12,200       719,800
Maytag Corp...............................................  11,400       562,875
                                                                     -----------
                                                                       2,341,975
                                                                     -----------
Consumer Non-Durables 6.2%
Borders Group, Inc. (a)...................................  17,000       629,000
Colgate - Palmolive Co....................................  10,000       880,000
Dial Corp.................................................  36,600       949,312
Jones Apparel Group, Inc. (a).............................   4,600       168,188
Liz Claiborne, Inc........................................  11,600       606,100
Philip Morris Cos., Inc...................................  83,300     3,279,937
Tommy Hilfiger Corp. (a)..................................  10,000       625,000
                                                                     -----------
                                                                       7,137,537
                                                                     -----------
Consumer Services 12.2%
AccuStaff, Inc. (a).......................................  28,724       897,625
Brinker International, Inc. (a)...........................  40,400       777,700
CBS Corp..................................................  38,300     1,216,025
Cendant Corp. (a).........................................  35,325       737,409
Chancellor Media Corp., Class A (a).......................  32,600     1,618,794
CKE Restaurants, Inc......................................  14,900       614,625

                                       51      See Notes to Financial Statements

Enterprise Portfolio                        Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                              Shares   Market Value
------------------------------------------------------------------------------
Consumer Services (Continued)
Clear Channel Communications, Inc. (a)................    3,350    $   365,569
FIRSTPLUS Financial Group, Inc. (a)...................   19,800        712,800
Foodmaker, Inc. (a)...................................   25,400        428,625
Gannett Co., Inc......................................   11,200        795,900
Jacor Communications, Inc., Class A (a)...............   11,200        660,800
Metamor Worldwide, Inc. (a)...........................   18,000        633,375
New York Times Co., Class A...........................   12,900      1,022,325
Omnicom Group, Inc. ..................................   24,100      1,201,987
Promus Hotel Corp. (a)................................    9,500        365,750
Time Warner, Inc. ....................................   12,500      1,067,969
Tribune Co. ..........................................   12,400        853,275
                                                                   -----------
                                                                    13,970,553
                                                                   -----------
Energy 3.9%
British Petroleum Co. PLC - ADR  (United Kingdom).....    5,300        467,725
Coastal Corp. ........................................   11,300        788,881
Cooper Cameron Corp. (a)..............................    9,400        479,400
El Paso Natural Gas Co. ..............................   30,000      1,147,500
Enron Corp. ..........................................   12,400        670,375
EVI Weatherford, Inc. (a).............................   12,445        462,021
YPF Sociedad Anonima, Class D - ADR (Argentina).......   13,800        414,863
                                                                   -----------
                                                                     4,430,765
                                                                   -----------
Finance 15.1%
Allstate Corp. .......................................    9,000        824,062
Ambac Financial Group, Inc. ..........................   10,500        614,250
Associates First Capital Corp., Class A...............    6,237        479,469
BankAmerica Corp. ....................................    6,900        596,419
BankBoston Corp. .....................................   20,200      1,123,625
Bear Stearns Cos., Inc. ..............................   12,300        699,563
Chase Manhattan Corp. ................................   26,600      2,008,300
CMAC Investment Corp. ................................   14,900        916,350
Conseco, Inc. ........................................   49,500      2,314,125
Federal National Mortgage Assn. ......................   16,400        996,300
First Union Corp. ....................................   13,515        787,249
Household International, Inc. ........................    9,900        492,525
Merrill Lynch & Co., Inc. ............................    6,000        553,500
MGIC Investment Corp. ................................    5,600        319,550
SunAmerica, Inc. .....................................   17,250        990,797
Torchmark, Inc. ......................................   18,200        832,650

                                       52      See Notes to Financial Statements

Enterprise Portfolio                        Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                             Shares  Market Value
----------------------------------------------------------------------------
Finance (Continued)
Travelers Group, Inc. ...............................   25,000   $ 1,515,625
U.S. Bancorp.........................................   15,900       683,700
Washington Mutual, Inc. .............................   12,150       527,766
                                                                 -----------
                                                                  17,275,825
                                                                 -----------
Healthcare 15.4%
Abbott Laboratories, Inc. ...........................   11,400       465,975
Becton, Dickinson & Co. .............................    7,600       589,950
Bristol Myers Squibb Co. ............................   20,000     2,298,750
ESC Medical Systems Ltd. (a).........................   21,200       715,500
Guidant Corp.........................................   10,300       734,519
Health Care & Retirement Corp. (a)...................   17,900       705,931
Health Management Assn., Inc., Class A (a)...........   24,300       812,531
Healthsouth Corp. (a)................................   39,500     1,054,156
Lincare Holdings, Inc. (a)...........................   23,800     1,001,088
Merck & Co., Inc.....................................    4,200       561,750
Mylan Laboratories, Inc. ............................   21,500       646,344
Pfizer, Inc. ........................................    4,000       434,750
Schering-Plough Corp. ...............................   18,900     1,731,712
Tenet Healthcare Corp. (a)...........................   19,800       618,750
Total Renal Care Holdings, Inc. (a)..................   31,791     1,096,789
United HealthCare Corp. .............................    8,800       558,800
Universal Health Services, Inc., Class B (a).........   16,500       963,188
Watson Pharmaceuticals, Inc. (a).....................   24,000     1,120,500
Wellpoint Health Networks, Inc., Class A (a).........   19,800     1,465,200
                                                                 -----------
                                                                  17,576,183
                                                                 -----------
Producer Manufacturing 6.2%
Aeroquip Vickers, Inc. ..............................    6,600       385,275
Illinois Tool Works, Inc. ...........................    8,900       593,519
Republic Services, Inc. (a)..........................   12,600       302,400
Textron, Inc. .......................................   13,600       974,950
Tyco International Ltd. .............................   21,800     1,373,400
United Technologies Corp. ...........................   13,100     1,211,750
USA Waste Services, Inc. (a).........................   46,000     2,271,250
                                                                 -----------
                                                                   7,112,544
                                                                 -----------
Raw Materials/Processing Industries 1.5%
Crompton & Knowles Corp. ............................   23,000       579,313
Cytec Industries, Inc. (a)...........................   10,500       464,625
E.I. du Pont de Nemours & Co. .......................    8,400       626,850
                                                                 -----------
                                                                   1,670,788
                                                                 -----------


                                       53      See Notes to Financial Statements

Enterprise Portfolio                        Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                           Shares  Market Value
--------------------------------------------------------------------------------
Technology 16.4%
Ascend Communications, Inc. (a)....................   14,600   $   723,613
BMC Software, Inc. (a).............................   31,200     1,620,450
Cadence Design Systems, Inc. (a)...................   21,500       671,875
Cisco Systems, Inc. (a)............................    9,750       897,609
Citrix Systems, Inc. (a)...........................   10,350       707,681
Computer Associates Intl., Inc. ...................   15,850       880,666
Computer Sciences Corp. (a)........................   16,800     1,075,200
Compuware Corp. (a)................................   19,300       986,712
Comverse Technology, Inc. (a)......................    8,900       461,688
EMC Corp. (a)......................................   34,100     1,528,106
Hexcel Corp. (a)...................................   13,300       300,913
International Business Machines Corp. .............    5,500       631,469
Linear Technology Corp. ...........................    6,800       410,125
Lucent Technologies, Inc. .........................    7,200       598,950
Maxim Integrated Products, Inc. (a)................   14,900       472,144
Microsoft Corp. (a)................................    8,600       932,025
Networks Associates, Inc. (a)......................   24,450     1,170,544
Nokia Corp. - ADR (Finland)........................   13,000       943,312
Sanmina Corp. (a)..................................    8,600       373,025
SCI Systems, Inc. (a)..............................   20,400       767,550
Sterling Software, Inc. (a)........................   27,000       798,187
Storage Technology Corp. (a).......................   13,600       589,900
Tellabs, Inc. (a)..................................   11,100       795,037
Xilinx, Inc. (a)...................................   10,500       357,000
                                                               -----------
                                                                18,693,781
                                                               -----------
Transportation 1.5%
AMR Corp. (a)......................................    9,800       815,850
Continental Airlines, Inc., Class B (a)............   14,200       864,425
                                                               -----------
                                                                 1,680,275
                                                               -----------
Utilities 2.7%
Ameritech Corp. ...................................   17,400       780,825
Bell Atlantic Corp. ...............................   18,400       839,500
CMS Energy Group...................................    8,200       360,800
SBC Communications, Inc. ..........................   14,000       560,000
U.S. West, Inc. ...................................   12,300       578,100
                                                               -----------
                                                                 3,119,225
                                                               -----------

                                       54      See Notes to Financial Statements

Enterprise Portfolio                        Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                                        Market Value
---------------------------------------------------------------------------------------------------------------
Total Long-Term Investments 95.1% (Cost $68,198,870)............................................   $108,544,063
Repurchase Agreement 5.2%
  SBC Warburg ($5,970,000 par collateralized by U.S. Government obligations in a pooled cash
  account, dated 06/30/98, to be sold on 07/01/98 at $5,970,962) (Cost $5,970,000)..............      5,970,000
                                                                                                   ------------
Total Investments 100.3% (Cost $74,168,870).....................................................    114,514,063
Liabilities in Excess of Other Assets (0.3)%....................................................       (329,285)
                                                                                                   ------------
Net Assets 100.0%...............................................................................   $114,184,778
                                                                                                   ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                       55      See Notes to Financial Statements

Enterprise Portfolio                         Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $74,168,870).......................................    $114,514,063
Cash.......................................................................           2,568
Receivables:
  Dividends................................................................          91,079
  Portfolio Shares Sold....................................................          47,234
Other......................................................................          46,385
                                                                               ------------
    Total Assets...........................................................     114,701,329
                                                                               ------------
Liabilities:
Payables:
  Investments Purchased....................................................         302,400
  Portfolio Shares Repurchased.............................................          50,379
  Investment Advisory Fee..................................................          38,821
  Distributor and Affiliates...............................................           8,550
Trustees' Deferred Compensation and Retirement Plans.......................         100,187
Accrued Expenses...........................................................          16,214
                                                                               ------------
    Total Liabilities......................................................         516,551
                                                                               ------------
Net Assets.................................................................    $114,184,778
                                                                               ============
Net Assets Consist of:
Capital....................................................................    $ 68,049,834
Net Unrealized Appreciation................................................      40,345,193
Accumulated Net Realized Gain..............................................       5,671,992
Accumulated Undistributed Net Investment Income............................         117,759
                                                                               ------------
Net Assets.................................................................    $114,184,778
                                                                               ============
Net Asset Value, Offering Price and Redemption Price Per Share
    (Based on net assets of $114,184,778 and 5,418,123 shares of beneficial
     interest issued and outstanding)......................................    $      21.07
                                                                               ============

                                       56      See Notes to Financial Statements

Enterprise Portfolio                                     Statement of Operations
               For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Dividends.......................................................  $   453,283
Interest........................................................       39,768
                                                                  -----------
    Total Income................................................      493,051
                                                                  -----------
Expenses:
Investment Advisory Fee.........................................      266,962
Accounting......................................................       23,842
Trustees' Fees and Expenses.....................................       11,130
Custody.........................................................        5,973
Legal...........................................................        2,843
Other...........................................................       27,430
                                                                  -----------
    Total Expenses..............................................      338,180
    Less Fees Deferred..........................................       17,410
                                                                  -----------
    Net Expenses................................................      320,770
                                                                  -----------
Net Investment Income...........................................  $   172,281
                                                                  ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain...............................................  $ 6,050,264
                                                                  -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................   29,318,035
  End of the Period:
    Investments.................................................   40,345,193
                                                                  -----------
Net Unrealized Appreciation During the Period...................   11,027,158
                                                                  -----------
Net Realized and Unrealized Gain................................  $17,077,422
                                                                  ===========
Net Increase in Net Assets From Operations......................  $17,249,703
                                                                  ===========

                                       57      See Notes to Financial Statements

Enterprise Portfolio                          Statement of Changes in Net Assets
  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)
================================================================================

                                                                  Six Months Ended             Year Ended
                                                                     June 30, 1998      December 31, 1997
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................   $    172,281           $    435,176
Net Realized Gain..................................................      6,050,264             13,400,141
Net Unrealized Appreciation During the Period......................     11,027,158             10,261,053
                                                                      ------------           ------------
Change in Net Assets from Operations...............................     17,249,703             24,096,370
                                                                      ------------           ------------
Distributions from Net Investment Income...........................        (91,867)              (457,271)
Distributions from Net Realized Gain...............................     (1,126,721)           (13,668,548)
                                                                      ------------           ------------
Total Distributions................................................     (1,218,588)           (14,125,819)
                                                                      ------------           ------------
Net Change in Net Assets From Investment Activities................     16,031,115              9,970,551
                                                                      ------------           ------------
From Capital Transactions:
Proceeds from Shares Sold..........................................      9,680,588             16,421,893
Net Asset Value of Shares Issued Through Dividend Reinvestment.....      1,218,588             14,125,818
Cost of Shares Repurchased.........................................    (11,459,589)           (26,609,356)
                                                                      ------------           ------------
Net Change in Net Assets from Capital Transactions.................       (560,413)             3,938,355
                                                                      ------------           ------------
Total Increase in Net Assets.......................................     15,470,702             13,908,906
Net Assets:
Beginning of the Period............................................     98,714,076             84,805,170
                                                                      ------------           ------------
End of the Period (Including accumulated undistributed net
 investment income of $117,759 and $37,345, respectively)..........   $114,184,778           $ 98,714,076
                                                                      ============           ============

                                       58      See Notes to Financial Statements

Enterprise Portfolio                                        Financial Highlights
   The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                          Six Months Ended           Year Ended December 31,
                                                                                  June 30,   ---------------------------------------
                                                                                      1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................................     $  18.106   $16.262   $ 14.69   $ 12.39   $ 14.57
                                                                                 ---------   -------   -------   -------   -------
  Net Investment Income.....................................................          .032      .091      .113       .32       .25
  Net Realized and Unrealized Gain/Loss.....................................         3.162     4.734     3.417      4.22    (.7625)
                                                                                 ---------   -------   -------   -------   -------
Total from Investment Operations............................................         3.194     4.825     3.530      4.54    (.5125)
                                                                                 ---------   -------   -------   -------   -------
Less:
  Distributions from Net Investment Income..................................          .017      .096      .109     .3175       .25
  Distributions from Net Realized Gain......................................          .209     2.885     1.849    1.9225    1.4175
                                                                                 ---------   -------   -------   -------   -------
Total Distributions.........................................................          .226     2.981     1.958      2.24    1.6675
                                                                                 ---------   -------   -------   -------   -------
Net Asset Value, End of the Period..........................................     $  21.074   $18.106   $16.262   $ 14.69   $ 12.39
                                                                                 =========   =======   =======   =======   =======
Total Return*...............................................................         17.62%**  30.66%    24.80%    36.98%    (3.39%)

Net Assets at End of the Period (In millions)...............................     $   114.2   $  98.7   $  84.8   $  76.0   $  67.5
Ratio of Expenses to Average Net Assets*....................................           .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.......................           .32%      .47%      .68%     2.06%     1.72%
Portfolio Turnover..........................................................            24%**     82%      152%      145%      153%

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................................           .63%      .66%      .75%      .68%      .68%
Ratio of Net Investment Income to Average Net Assets........................           .29%      .41%      .53%     1.98%     1.64%

** Non-Annualized


                                       59      See Notes to Financial Statements

Global Equity Portfolio                                 Portfolio of Investments

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Common Stocks  90.2%
Australia  1.6%
Orica Ltd..................................................  1,938  $     11,489
Pacific Dunlop Ltd.........................................  8,200        13,285
Rio Tinto Ltd..............................................  2,600        30,988
                                                                    ------------
                                                                          55,762
                                                                    ------------
Austria  0.8%
OMV, AG....................................................    200        26,814
                                                                    ------------
Belgium  3.7%
Almanij....................................................  1,400       128,368
                                                                    ------------
Brazil  0.5%
Centrais Eletricas Brasileiras SA Electrobras - ADR........    340         4,672
Centrais Geradoras Do Sul Do Brasil, SA - ADR (a)..........     34           242
Telecomunicacoes Brasileiras - ADR.........................    100        10,919
                                                                    ------------
                                                                          15,833
                                                                    ------------
Canada  2.7%
Barrick Gold Corp..........................................    100         1,903
IPL Energy, Inc............................................  1,500        67,531
Northern Telecom Ltd.......................................    400        22,670
Placer Dome, Inc...........................................    100         1,162
                                                                    ------------
                                                                          93,266
                                                                    ------------
Denmark  0.4%
Novo Nordisk A/S, Ser B....................................    100        13,800
                                                                    ------------
France  4.0%
Alcatel Alsthom (Cie Gen El)...............................    165        33,597
Axa-UAP....................................................    230        25,870
Compagnie de Saint Gobain..................................    148        27,442
Elf Aquitaine..............................................    150        21,089
LVMH (Moet Hennessy Louis Vuitton).........................     55        11,008
Total, Class B.............................................    135        17,551
                                                                    ------------
                                                                         136,557
                                                                    ------------
Germany  4.6%
Allianz, AG................................................    100        33,353
Allianz, AG (a)............................................      2           661
BASF, AG...................................................    250        11,887
Bayer, AG..................................................    200        10,358
Daimler-Benz, AG...........................................    250        24,606
Daimler-Benz, AG...........................................    250           277


                                               See Notes to Financial Statements

Global Equity Portfolio                     Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Germany (Continued)
Degussa, AG.............................................        50      $  3,202
Deutsche Telekom, AG....................................       550        15,066
Linde...................................................        50        34,379
Siemens, AG.............................................       200        12,215
VEBA, AG................................................       200        13,457
                                                                        --------
                                                                         159,461
                                                                        --------
Italy  2.3%
Ente Nazionale Idrocarburi, SpA.........................     2,000        13,114
Fiat, SpA...............................................     4,000        17,515
Instituto Nazionale delle Assicurazioni (INA)...........    12,000        34,107
Telecom Italia..........................................     2,500        15,295
Telecom Italia SpA......................................         2            15
                                                                        --------
                                                                          80,046
                                                                        --------
Japan  7.4%
Acom Co., Ltd...........................................       200         9,532
Bank of Tokyo...........................................       600         6,375
Daiwa Securities........................................     1,000         4,318
East Japan Railway......................................         1         4,715
Hitachi.................................................     1,000         6,545
Honda Motor Co..........................................     1,000        35,727
Japan Air Lines Co. (a) ................................     1,000         2,792
Japan Energy Corp.......................................     3,000         3,189
Kao Corp................................................     1,000        15,477
Kawasaki Heavy Industries...............................     1,000         2,025
Kawasaki Steel Corp.....................................     2,000         3,616
Komatsu.................................................     1,000         4,875
Kyocera Corp............................................       100         4,903
Matsushita Electric Industries..........................     1,000        16,128
Mitsubishi Electric Corp................................     2,000         4,614
Mitsubishi Estate.......................................     1,000         8,823
Nagoya Railroad Co......................................     3,000         9,113
NEC Corp................................................     1,000         9,351
Nippon Steel Corp.......................................     1,000         1,765
Nippon Telegraph & Telephone Corp.......................         3        24,951
Nippon Yusen Kabushiki Kaisha...........................     2,000         6,798
Nissan Motor Co.........................................     1,000         3,160
NSK Ltd.................................................     1,000         4,086
Oji Paper Co............................................     1,000         4,368

                                       61      See Notes to Financial Statements

Global Equity Portfolio                     Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Japan (Continued)
Sekisui House.............................................   1,000      $  7,775
Sharp Corp................................................   1,000         8,129
Teijin....................................................   1,000         3,038
Tobu Railway Co...........................................   1,000         2,654
Toppan Printing Co........................................   1,000        10,733
Toyota Motor Corp.........................................   1,000        25,964
                                                                        --------
                                                                         255,539
                                                                        --------
Malaysia 0.1%
DCB Holdings Berhard......................................   9,000         3,665
                                                                        --------
Mexico 1.3%
Telefonos De Mexico SA, Ser L.............................  18,000        43,169
                                                                        --------
Netherlands 2.3%
ABN Amro Holdings.........................................     627        14,682
Akzo Nobel................................................     100        22,246
Elsevier..................................................     700        10,572
Koninklijke Ahold.........................................     517        16,608
Wolters Kluwer............................................     101        13,872
                                                                        --------
                                                                          77,980
                                                                        --------
New Zealand 1.0%
Deutsche Bank, AG.........................................     400        33,846
                                                                        --------
Republic of Korea 0.2%
Korea Electric Power Corp. - ADR..........................     307         2,187
Pohang Iron & Steel Co., Ltd. - ADR.......................     317         3,804
                                                                        --------
                                                                           5,991
                                                                        --------
Singapore 1.0%
Singapore Telecommunications..............................  24,000        34,184
                                                                        --------
South Africa 0.4%
De Beers Cons Mines Ltd. - ADR............................     500         8,750
Sasol Ltd. - ADR..........................................   1,126         6,686
                                                                        --------
                                                                          15,436
                                                                        --------
Spain 1.9%
EMP Nac Electricid........................................     300         6,564
Repsol, SA................................................     400        22,041
Telefonica De Espana......................................     800        36,987
                                                                        --------
                                                                          65,592
                                                                        --------

                                       62      See Notes to Financial Statements

Global Equity Portfolio                     Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Sweden  0.8%
Astra, AB, Ser A..........................................     200      $  4,087
Ericsson Telefon LM, Ser B................................     800        23,370
                                                                        --------
                                                                          27,457
                                                                        --------
Switzerland  3.5%
Credit Suisse Group.......................................     200        44,575
Nestle, AG................................................      10        21,436
Novartis, AG..............................................      20        33,336
Roche Holdings Genusscheine, AG...........................       2        19,672
                                                                        --------
                                                                         119,019
                                                                        --------
United Kingdom  10.1%
B.A.T. Industries.........................................   1,700        17,031
Barclays..................................................   1,000        28,852
Bass......................................................   1,160        21,751
British Petroleum.........................................   1,134        16,549
British Telecommunications................................   2,400        29,654
BTR (a)...................................................   2,900         1,598
BTR.......................................................   2,356         6,688
Burmah Castrol............................................     700        12,483
Carlton Communications....................................   2,500        22,332
Glaxo Wellcome............................................   1,000        30,038
HSBC Holdings.............................................     400        10,158
HSBC Holdings - ADR.......................................     700        16,971
Lloyds TSB Group..........................................   2,100        29,401
Marks & Spencer...........................................   1,200        10,930
Rank Group................................................   2,486        13,656
Scot & Newcastle..........................................   2,100        29,734
Smithkline Beecham........................................   2,000        24,428
Smiths Industries.........................................   1,000        13,859
Zeneca Group..............................................     300        12,883
                                                                        --------
                                                                         348,996
                                                                        --------
United States  39.6%
Abbott Laboratories, Inc. (b).............................     600        24,525
Aluminum Co. of America...................................     200        13,188
American Express Co.......................................     200        22,800
American Home Products Corp...............................     600        31,050
American International Group, Inc.........................     200        29,200
Amoco Corp................................................     400        16,650
AT&T Corp. (b)............................................     500        28,562

                                               See Notes to Financial Statements

Global Equity Portfolio                     Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
United States (Continued)
BellSouth Corp., Common Rights Callable Through 12/11/99....   400       $26,850
Boeing Co...................................................   100         4,456
Bristol-Myers Squibb Co. (b)................................   300        34,481
Chevron Corp., Common Rights Callable Through 11/22/98......   300        24,919
Cisco Systems, Inc. (a).....................................   300        27,619
Citicorp....................................................   200        29,850
Coca Cola Co. (b)...........................................   700        59,850
Columbia / HCA Healthcare Corp..............................   300         8,738
Dominion Resources, Inc.....................................   700        28,525
Dow Chemical Co.............................................   200        19,337
Du Pont (E.I.) de Nemours & Co..............................   200        14,925
Eastman Kodak Co............................................   200        14,612
Federal National Mortgage Assn..............................   300        18,225
First Data Corp.............................................   400        13,325
FPL Group, Inc..............................................   400        25,200
General Electric Co.........................................   300        27,300
General Motors Corp.........................................   300        20,044
Gillette Co.................................................   400        22,675
Hewlett Packard Co..........................................   300        17,962
Home Depot, Inc.............................................   250        20,766
Illinois Tool Works, Inc....................................   200        13,338
Intel Corp..................................................   200        14,825
International Business Machines Corp........................   200        22,962
International Paper Co......................................   300        12,900
J.C. Penney, Inc............................................   300        21,694
Johnson & Johnson, Inc......................................   300        22,125
JP Morgan & Co., Inc. (b)...................................   300        35,137
Kimberly Clark Corp.........................................   300        13,763
Lilly Eli & Co., Common Rights Callable Through 07/28/98....   300        19,819
Lucent Technologies, Inc. (b)...............................   600        49,912
McDonald's Corp. (b)........................................   400        27,600
Meritor Automotive Inc......................................   100         2,400
Microsoft Corp. (a) (b).....................................   600        65,025
Minnesota Mining & Manufacturing Co.........................   300        24,656
Mobil Corp..................................................   200        15,325
Motorola, Inc...............................................   200        10,513
NationsBank Corp............................................   300        22,950
Oracle Systems Corp. (a)....................................   250         6,141
PacifiCorp.................................................. 1,000        22,625

                                       64      See Notes to Financial Statements

Global Equity Portfolio                     Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                                 Shares  Market Value
----------------------------------------------------------------------------------------------------------------
United States (Continued)
Pfizer, Inc...............................................................................     200       $21,737
Procter & Gamble Co. (b)..................................................................     300        27,319
Raytheon Co., Class A.....................................................................      25         1,441
Rockwell International Corp...............................................................     300        14,419
SBC Communications, Inc. (b)..............................................................     800        32,000
Schering-Plough Corp......................................................................     200        18,325
Sears Roebuck & Co........................................................................     300        18,319
Time Warner, Inc..........................................................................     300        25,631
Warner-Lambert Co., Common Rights Callable Through 07/08/98...............................     600        41,625
Wells Fargo & Co. (b).....................................................................     100        36,900
Weyerhaeuser Co...........................................................................     300        13,856
Worldcom, Inc. (a)........................................................................     700        33,906
Xerox Corp. (b)...........................................................................     300        30,487
                                                                                                      ----------
                                                                                                       1,365,309
                                                                                                      ----------
Total Common Stocks  90.2%........................................................................     3,106,090

Preferred Stock  1.3%
Finland  1.3%
Nokia (Ab) Oy, Ser A - ADR................................................................     600        44,170
                                                                                                      ----------
Total Long-Term Investments  91.5%
  (Cost $2,418,617)...............................................................................     3,150,260

Repurchase Agreement  8.2%
  State Street Bank & Trust Co. ($283,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $283,039)
  (Cost $ 283,000) (b)............................................................................       283,000
                                                                                                      ----------
Total Investments  99.7%
  (Cost $2,701,617)...............................................................................     3,433,260

Other Assets in Excess of Liabilities  0.3%.......................................................        11,963
                                                                                                      ----------
Net Assets  100.0%................................................................................    $3,445,223
                                                                                                      ==========

(a) Non-income producing security as this stock currently does not declare dividends.
(b)  Assets segregated for open forward currency contracts.

                                       65      See Notes to Financial Statements

Global Equity Portfolio                      Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $2,701,617)..........................................   $3,433,260
Cash.........................................................................          346
Foreign Currency (Cost $42,880)..............................................       42,633
Receivables:
  Expense Reimbursement by Adviser...........................................       10,843
  Dividends..................................................................        8,900
Forward Currency Contracts...................................................        5,817
Unamortized Organizational Costs.............................................        2,728
Other........................................................................           36
                                                                                ----------
    Total Assets.............................................................    3,504,563
                                                                                ----------
Liabilities:
Payables:
  Distributer and Affiliates.................................................        5,690
  Portfolio Shares Repurchased...............................................          534
  Investments Purchased......................................................          248
Accrued Expenses.............................................................       36,745
Trustees' Deferred Compensation and Retirement Plans.........................       16,123
                                                                                ----------
    Total Liabilities........................................................       59,340
                                                                                ----------
Net Assets...................................................................   $3,445,223
                                                                                ==========
Net Assets Consist of:
Capital......................................................................   $2,718,787
Net Unrealized Appreciation..................................................      737,014
Accumulated Net Realized Gain................................................       22,563
Accumulated Distributions in Excess of Net Investment Income.................      (33,141)
                                                                                ----------
Net Assets...................................................................   $3,445,223
                                                                                ==========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $3,445,223 and 271,347 shares of beneficial interest
  issued and outstanding)....................................................   $    12.70
                                                                                ==========

                                       66      See Notes to Financial Statements

Global Equity Portfolio                                  Statement of Operations
               For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Dividends (Net of foreign withholding taxes of $3,095).........................................   $ 34,129
Interest.......................................................................................      4,439
Other..........................................................................................        157
                                                                                                  --------
    Total Income...............................................................................     38,725
                                                                                                  --------
Expenses:
Custody........................................................................................     37,467
Investment Advisory Fee........................................................................     16,231
Audit..........................................................................................     13,575
Accounting.....................................................................................     10,636
Shareholder Reports............................................................................      8,507
Shareholder Services...........................................................................      7,714
Trustees' Fees and Expenses....................................................................      3,475
Legal..........................................................................................      2,769
Amortization of Organizational Costs...........................................................        677
Other..........................................................................................        795
                                                                                                  --------
    Total Expenses.............................................................................    101,846
    Less Fees Deferred and Expenses Reimbursed ($16,231 and $66,263, respectively).............     82,494
                                                                                                  --------
    Net Expenses...............................................................................     19,352
                                                                                                  --------
Net Investment Income..........................................................................   $ 19,373
                                                                                                  ========
Realized and Unrealized Gain/Loss:
Net Realized Gain/Loss:
    Investments................................................................................   $ 16,774
    Forward Currency Contracts.................................................................     27,171
                                                                                                  --------
Net Realized Gain..............................................................................     43,945
                                                                                                  --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period......................................................................    307,950
                                                                                                  --------
  End of the Period:
    Investments................................................................................    731,643
    Forward Currency Contracts.................................................................      5,817
    Forward Currency Translation...............................................................       (446)
                                                                                                  --------
                                                                                                   737,014
                                                                                                  --------
Net Unrealized Appreciation During the Period..................................................    429,064
                                                                                                  --------
Net Realized and Unrealized Gain...............................................................   $473,009
                                                                                                  ========
Net Increase in Net Assets From Operations.....................................................   $492,382
                                                                                                  ========

                                       67      See Notes to Financial Statements

Global Equity Portfolio                       Statement of Changes in Net Assets
  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)
================================================================================

                                                                       Six Months Ended          Year Ended
                                                                          June 30, 1998   December 31, 1997
-----------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.................................................       $   19,373         $    23,933
Net Realized Gain.....................................................           43,945             508,690
Net Unrealized Appreciation/Depreciation During the Period............          429,064             (88,784)
                                                                             ----------         -----------
Change in Net Assets from Operations..................................          492,382             443,839
                                                                             ----------         -----------
Distributions from Net Investment Income..............................          (19,373)            (23,933)
Distributions in Excess of Net Investment Income......................          (18,637)             (1,351)
                                                                             ----------         -----------
Distributions from and in Excess of Net Investment Income.............          (38,010)            (25,284)
                                                                             ----------         -----------
Distributions from Net Realized Gain..................................              -0-            (536,409)
Distributions in Excess of Net Realized Gain..........................              -0-             (24,805)
                                                                             ----------         -----------
Distributions from and in Excess of Net Realized Gain.................              -0-            (561,214)
                                                                             ----------         -----------
Total Distributions...................................................          (38,010)           (586,498)
                                                                             ----------         -----------
Net Change in Net Assets from Investment Activities...................          454,372            (142,659)
                                                                             ----------         -----------
From Capital Transactions:
Proceeds from Shares Sold.............................................          354,203           1,501,991
Net Asset Value of Shares Issued Through Dividend Reinvestment........           24,409             352,262
Cost of Shares Repurchased............................................         (361,770)         (1,254,609)
                                                                             ----------         -----------
Net Change in Net Assets from Capital Transactions....................           16,842             599,644
                                                                             ----------         -----------
Total Increase in Net Assets..........................................          471,214             456,985
Net Assets:
Beginning of the Period...............................................        2,974,009           2,517,024
                                                                             ----------         -----------
End of the Period (Including accumulated distributions in excess of
  net investment income of $33,141 and $14,504, respectively).........       $3,445,223         $ 2,974,009
                                                                             ==========         ===========

                                       68      See Notes to Financial Statements

Global Equity Portfolio                                     Financial Highlights
 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================


                                                                                                              July 3, 1995
                                                                                                             (Commencement
                                                                                                             of Investment
                                                           Six Months Ended     Year Ended     Year Ended   Operations) to
                                                                   June 30,   December 31,   December 31,     December 31,
                                                                       1998           1997           1996             1995
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................         $  11.004        $11.658        $ 10.30         $  10.00
                                                                  ---------        -------        -------         --------
  Net Investment Income/Loss.............................              .074           .110           .035             (.16)
  Net Realized and Unrealized Gain.......................             1.762          1.696          1.687              .46
                                                                  ---------        -------        -------         --------
Total from Investment Operations.........................             1.836          1.806          1.722              .30
                                                                  ---------        -------        -------         --------
Less:
  Distributions from and in Excess of
    Net Investment Income................................              .143           .106           .188              -0-
  Distributions from and in Excess of
    Net Realized Gain....................................               -0-          2.354           .176              -0-
                                                                  ---------        -------        -------         --------
Total Distributions......................................              .143          2.460           .364              -0-
                                                                  ---------        -------        -------         --------
Net Asset Value, End of the Period.......................         $  12.697        $11.004        $11.658         $  10.30
                                                                  =========        =======        =======         ========

Total Return*............................................             16.92%**       15.85%         16.72%            3.00%**
Net Assets at End of the Period (In millions)............         $     3.4        $   3.0        $   2.5         $    2.4
Ratio of Expenses to Average Net Assets*.................              1.20%          1.20%          1.20%            4.35%
Ratio of Net Investment Income/Loss to
  Average Net Assets*....................................              1.20%           .76%           .27%           (2.76%)
Portfolio Turnover.......................................                 1%**         132%            94%              42%**

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..................              6.32%          6.78%          7.43%            8.27%
Ratio of Net Investment Loss to Average Net Assets.......             (3.91%)        (4.82%)        (5.96%)          (6.68%)

**Non-Annualized

                                       69      See Notes to Financial Statements

Government Portfolio                                                                                  Portfolio of Investments
                                                  June 30, 1998 (Unaudited)
==============================================================================================================================
Par
Amount
(000)   Description                                                                Coupon        Maturity         Market Value
------------------------------------------------------------------------------------------------------------------------------
        United States Government Agency Obligations 54.1%
$2,000  Federal Farm Credit Bank Medium Term Note.................................  6.520%       09/24/07          $ 2,099,300
 1,331  Federal Home Loan Mortgage Corp. Gold 30 Year Pools.......................  7.000  05/01/24 to 07/01/24      1,351,155
   316  Federal Home Loan Mortgage Corp. Gold 30 Year Pools.......................  7.500        10/01/24              324,312
   305  Federal Home Loan Mortgage Corp. Gold 30 Year Pools.......................  8.000  09/01/24 to 10/01/24        315,506
 2,578  Federal Home Loan Mortgage Corp. CMO Floater..............................  6.088  11/15/18 to 09/15/27      2,574,538
 1,797  Federal Home Loan Mortgage Corp. CMO Floater..............................  6.188        09/15/23            1,796,177
 1,633  Federal National Mortgage Association 15 Year Dwarf Pools.................  6.500  06/01/09 to 04/01/11      1,643,422
 1,626  Federal National Mortgage Association 15 Year Dwarf Pools.................  7.000  07/01/10 to 12/01/11      1,657,462
 2,001  Federal National Mortgage Association 30 Year Pools.......................  6.000  03/01/28 to 04/01/28      1,947,179
 4,850  Federal National Mortgage Association Pools...............................  6.500  03/01/26 to 06/01/28      4,830,731
 1,453  Federal National Mortgage Association Pools...............................  7.000  12/01/23 to 06/01/24      1,474,744
   387  Federal National Mortgage Association Pools...............................  7.500  05/01/24 to 10/01/24        396,658
   465  Federal National Mortgage Association Pools...............................  8.000  06/01/24 to 10/01/24        481,715
   735  Federal National Mortgage Association Pools............................... 11.000        11/01/20              832,536
 2,746  Government National Mortgage Association Pools............................  7.000  04/15/23 to 10/15/24      2,790,267
 1,652  Government National Mortgage Association Pools............................  7.500  04/15/22 to 06/15/24      1,699,496
   378  Government National Mortgage Association Pools............................  8.000  05/15/17 to 01/15/23        393,925
   323  Government National Mortgage Association Pools............................  8.500  04/15/17 to 07/15/17        343,266
   758  Government National Mortgage Association Pools............................  9.500  06/15/09 to 10/15/09        829,438
    83  Government National Mortgage Association Pools............................ 11.000  09/15/10 to 08/15/20         94,036
                                                                                                                   -----------
        Total United States Government Agency Obligations......................................................     27,875,863
                                                                                                                   -----------
        United States Treasury Obligations 37.0%
 3,000  United States Treasury Bonds (a)..........................................  6.000        02/15/26            3,123,420
 1,000  United States Treasury Notes (a)..........................................  5.250        01/31/01              993,910
 2,000  United States Treasury Notes (a)..........................................  5.500  03/31/00 to 02/15/08      2,000,110
 4,500  United States Treasury Notes (a)..........................................  5.625        02/15/06            4,519,485
 3,000  United States Treasury Notes (a)..........................................  5.875        02/15/04            3,056,880
 5,000  United States Treasury Notes (a)..........................................  7.500        05/15/02            5,334,500
                                                                                                                   -----------
        Total United States Treasury Obligations...............................................................     19,028,305
                                                                                                                   -----------

                                               See Notes to Financial Statements

Government Portfolio                        Portfolio of Investments (Continued)

                           June 30, 1998 (Unaudited)

=================================================================================================================
Par
Amount
(000)         Description                                                   Coupon                  Market Value
-----------------------------------------------------------------------------------------------------------------

             Forward Purchase Commitment 2.0%
   $1,000    Government National Mortgage Association 15 Year, July Forward  7.000%                    $1,022,815
                                                                                                      -----------
Total Long-Term Investments 93.1%
       (Cost $46,564,839)...........................................................................   47,926,983

Repurchase Agreement 8.2%
        SBC Warburg ($4,240,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $4,240,683)
        (Cost $4,240,000)...........................................................................    4,240,000
                                                                                                       ----------
Total Investments 101.3%
        (Cost $50,804,839)..........................................................................   52,166,983
Liabilities in Excess of Other Assets (1.3%)........................................................     (655,353)
                                                                                                      ------------
Net Assets 100.0%...................................................................................  $51,511,630
                                                                                                      ============

(a) Assets segregated as collateral for open forward and open futures transactions.








                                               See Notes to Financial Statements

 Government Portfolio                                      Statement of Assets and Liabilities
                               June 30, 1998 (Unaudited)
==============================================================================================
Assets:
Total Investments (Cost $50,804,839).............................................. $52,166,983
Cash..............................................................................       2,289
Receivables:
  Interest........................................................................     509,570
  Portfolio Shares Sold...........................................................     112,756
  Variation Margin on Futures.....................................................      17,063
Forward Commitments...............................................................       1,560
Other.............................................................................      45,217
                                                                                   -----------
    Total Assets..................................................................  52,855,438
                                                                                   -----------
Liabilities:
Payables:
  Investments Purchased...........................................................   1,022,188
  Portfolio Shares Repurchased....................................................     191,846
  Investment Advisory Fee.........................................................       6,799
  Distributor and Affiliates......................................................       6,256
Trustees' Deferred Compensation and Retirement Plans..............................      95,568
Accrued Expenses..................................................................      21,151
                                                                                   -----------
    Total Liabilities.............................................................   1,343,808
                                                                                   -----------
Net Assets........................................................................ $51,511,630
                                                                                   ===========
Net Assets Consist of:
Capital........................................................................... $58,672,353
Net Unrealized Appreciation.......................................................   1,476,793
Accumulated Undistributed Net Investment Income...................................   1,110,967
Accumulated Net Realized Loss.....................................................  (9,748,483)
                                                                                   -----------
Net Assets........................................................................ $51,511,630
                                                                                   ===========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $51,511,630 and 5,622,907 shares of beneficial interest
  issued and outstanding)......................................................... $      9.16
                                                                                   ===========

                                       72     See Notes to Financial Statements

Government Portfolio                     Statement of Operations

               For the Six Months Ended June 30, 1998 (Unaudited)
=================================================================

Investment Income:
Interest......................................   $1,691,182
                                                 ----------
Expenses:
Investment Advisory Fee.......................      130,024
Accounting....................................       17,663
Shareholder Reports...........................       12,358
Audit.........................................        9,166
Custody.......................................        8,846
Trustees' Fees and Expenses...................        7,576
Legal.........................................        1,519
Other.........................................       12,269
                                                 ----------
  Total Expenses..............................      199,421
  Less Fees Deferred..........................       43,366
                                                 ----------
  Net Expenses................................      156,055
                                                 ----------
Net Investment Income.........................   $1,535,127
                                                 ==========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
 Investments..................................   $  247,420
 Futures......................................      107,328
 Forward Commitments..........................       63,359
                                                 ----------
Net Realized Gain.............................      418,107
                                                 ----------
Unrealized Appreciation/Depreciation:
 Beginning of the Period......................    1,515,218
                                                 ----------
 End of the Period:
  Investments.................................    1,362,144
  Futures.....................................      113,089
  Forward Commitments.........................        1,560
                                                 ----------
                                                  1,476,793
                                                 ----------
Net Unrealized Depreciation During the Period.      (38,425)
                                                 ----------
Net Realized and Unrealized Gain..............   $  379,682
                                                 ==========
Net Increase in Net Assets From Operations....   $1,914,809
                                                 ==========

                                               See Notes to Financial Statements


Government Portfolio                                                Statement of Changes in Net Assets
      For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997 (Unaudited)
=======================================================================================================
                                                                  Six Months Ended           Year Ended
                                                                     June 30, 1998    December 31, 1997
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income................................................  $ 1,535,127         $  3,483,743
Net Realized Gain....................................................      418,107              257,350
Net Unrealized Appreciation/Depreciation During the Period...........      (38,425)           1,068,496
                                                                       -----------         ------------
Change in Net Assets from Operations.................................    1,914,809            4,809,589
Distributions from Net Investment Income.............................     (529,309)          (3,344,474)
                                                                       -----------         ------------

Net Change in Net Assets from Investment Activities..................    1,385,500            1,465,115
                                                                       -----------         ------------

From Capital Transactions:
Proceeds from Shares Sold............................................    2,858,409            2,642,182
Net Asset Value of Shares Issued Through Dividend Reinvestment.......      529,309            3,344,475
Cost of Shares Repurchased...........................................   (5,819,927)         (12,147,815)
                                                                       -----------         ------------

Net Change in Net Assets from Capital Transactions...................   (2,432,209)          (6,161,158)
                                                                       -----------         ------------

Total Decrease in Net Assets.........................................   (1,046,709)          (4,696,043)
Net Assets:
Beginning of the Period..............................................   52,558,339           57,254,382
                                                                       -----------         ------------

End of the Period (Including accumulated undistributed net
 investment income of $1,110,967 and $105,149, respectively).........  $51,511,630         $ 52,558,339
                                                                       ===========         ============

                                               See Notes to Financial Statements

Government Portfolio                                        Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==========================================================================================================


                                                                            Year Ended December 31,
                                                 Six-months Ended    -------------------------------------
                                                    June 30, 1998      1997      1996      1995     1994
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............    $8.920    $8.666    $ 9.06    $ 8.28   $ 9.26
                                                           ------    ------    ------    ------   ------
  Net Investment Income................................      .270      .566      .569       .60      .56
  Net Realized and Unrealized Gain/Loss................      .061      .231     (.388)      .78    (.985)
                                                           ------    ------    ------    ------   ------
Total from Investment Operations.......................      .331      .797      .181      1.38    (.425)
Less Distributions from and in Excess
 of Net Investment Income..............................      .090      .543      .575       .60     .555
                                                           ------    ------    ------    ------   ------
Net Asset Value, End of the Period.....................    $9.161    $8.920    $8.666    $ 9.06   $ 8.28
                                                           ======    ======    ======    ======   ======
Total Return*..........................................      4.24%**   9.61%     2.12%    17.17%   (4.63%)
Net Assets at End of the Period (In millions)..........    $ 51.5    $ 52.6    $ 57.3    $ 67.0   $ 65.5
Ratio of Expenses to Average Net Assets*...............       .60%      .60%      .60%      .60%     .60%
Ratio of Net Investment Income to Average
 Net Assets*...........................................      5.90%     6.51%     6.56%     6.89%    6.71%
Portfolio Turnover.....................................        64%**    119%      143%      164%     192%
* If certain expenses had not been assumed by
  Van Kampen, Total Return would have been lower and
  the ratios would have been as follows:
Ratio of Expenses to Average Net Assets................       .77%      .74%      .80%      .72%     .70%
Ratio of Net Investment Income to Average
  Net Assets...........................................      5.74%     6.37%     6.36%     6.77%    6.61%

**Non-Annualized


                                               See Notes to Financial Statements

Growth and Income Portfolio                             Portfolio of Investments

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Common Stocks  91.6%
Consumer Distribution  4.0%
Dole Food, Inc............................................   3,320  $    164,963
Federated Department Stores, Inc. (a).....................   7,000       376,687
Gap, Inc..................................................   5,290       325,996
Gymboree Corp. (a)........................................   1,370        20,764
                                                                    ------------
                                                                         888,410
                                                                    ------------
Consumer Durables  0.8%
Black & Decker Corp.......................................   2,950       179,950
                                                                    ------------
Consumer Non-Durables  8.4%
Adidas - ADR (Germany)....................................     500        42,813
Benckiser NV, Class B - ADR (Netherlands) (a).............   3,580       220,841
Colgate - Palmolive Co....................................   4,000       352,000
Philip Morris Cos., Inc...................................  12,800       504,000
Ralston Purina Group......................................   3,080       359,782
Tommy Hilfiger Corp. (a)..................................   3,990       249,375
Unilever NV - ADR (Netherlands)...........................   1,760       138,930
                                                                    ------------
                                                                       1,867,741
                                                                    ------------
Consumer Services  3.2%
Capstar Broadcasting Corp., Class A (a)...................   4,190       105,274
Cognizant Corp............................................   4,740       298,620
H & R Block, Inc..........................................   4,500       189,562
Hilton Hotels Corp........................................   4,100       116,850
                                                                    ------------
                                                                         710,306
                                                                    ------------
Energy  7.6%
Coastal Corp..............................................   5,730       400,026
El Paso Natural Gas Co....................................   7,830       299,498
Exxon Corp................................................   2,710       193,257
Mobil Corp................................................   2,600       199,225
Texaco, Inc...............................................   5,570       332,459
Valero Energy Corp........................................   2,520        83,790
YPF Sociedad Anonima, Class D - ADR (Argentina)...........   6,340       190,596
                                                                    ------------
                                                                       1,698,851
                                                                    ------------
Finance  16.4%
Allstate Corp.............................................   1,370       125,441
American General Corp.....................................   4,500       320,344
Arden Realty, Inc.........................................   4,950       128,081
Avis Rent A Car, Inc......................................   8,950       221,512

                                               See Notes to Financial Statements

Growth and Income Portfolio                Portfolio of Investments (Continued)
                      June 30, 1998 (Unaudited)
===============================================================================

Description                                                      Shares  Market Value
-------------------------------------------------------------------------------------
Finance (Continued)
BankBoston Corp.................................................  4,400    $  244,750
Chase Manhattan Corp............................................  9,760       736,880
Conseco, Inc....................................................  1,810        84,617
Dresdner Bank AG - ADR (Germany) (a)............................  2,200       116,875
Equitable Cos., Inc.............................................  4,180       313,239
Everest Reinsurance Holdings, Inc...............................  1,190        45,741
Exel Ltd........................................................  2,010       156,403
First Union Corp................................................  3,710       216,107
Fleet Financial Group, Inc......................................  1,850       154,475
NationsBank Corp................................................  4,900       374,850
Provident Cos., Inc.............................................  1,950        67,275
Travelers Group, Inc............................................  2,800       169,750
Washington Mutual, Inc..........................................  4,006       174,011
                                                                            ---------
                                                                            3,650,351
                                                                            ---------
Healthcare  14.5%
Alza Corp. (a)..................................................  4,920       212,790
American Home Products Corp.....................................  9,060       468,855
Beckman Coulter, Inc............................................  3,160       184,070
Columbia / HCA Healthcare Corp..................................  3,910       113,879
Merck & Co., Inc................................................  2,060       275,525
Mylan Laboratories, Inc.........................................  8,090       243,206
PacifiCare Health Systems, Class B (a)..........................  5,340       471,922
Pharmacia & Upjohn, Inc.........................................  6,520       300,735
Rhodia, SA - ADR (France).......................................  1,200        32,700
Rhone-Poulenc, SA - ADR (France), Class A.......................  6,489       364,601
Rhone-Poulenc, SA - ADR (France) Warrants (expiring 11/05/01)...  2,079        13,254
SmithKline Beecham PLC - ADR (United Kingdom)...................  3,050       184,525
St. Jude Medical, Inc. (a)......................................  4,240       156,085
Watson Pharmaceuticals, Inc. (a)................................  4,050       189,084
                                                                           ----------
                                                                            3,211,231
                                                                           ----------
Producer Manufacturing  6.8%
AGCO Corp.......................................................  2,460        50,584
AlliedSignal, Inc...............................................  5,890       261,369
Flowserve Corp..................................................  1,860        45,802
Fluor Corp......................................................    750        38,250
Ingersoll-Rand Co...............................................  7,030       309,759
Philips Electronics NV - ADR (Netherlands)......................  4,390       373,150
USA Waste Services, Inc. (a)....................................  5,090       251,319


                                               See Notes to Financial Statements

Growth and Income Portfolio                 Portfolio of Investments (Continued)

                           June 30, 1998 (Unaudited)
================================================================================

Description                                               Shares   Market Value
-------------------------------------------------------------------------------
Producer Manufacturing (Continued)
Waste Management, Inc. .................................   4,930     $  172,550
                                                                     ----------
                                                                      1,502,783
                                                                     ----------
Raw Materials/Processing Industries  3.6%
Airgas, Inc. (a)........................................   1,850         26,594
BetzDearborn, Inc. .....................................   1,600         66,200
Boise Cascade Corp. ....................................   1,940         63,535
Crown Cork & Seal Co., Inc. ............................   3,930        186,675
Fort James Corp. .......................................   2,580        114,810
Imperial Chemical Industries PLC-ADR (United Kingdom)...   2,790        179,955
Raychem Corp. ..........................................   4,060        120,024
Stone Container Corp. (a)...............................   2,400         37,500
                                                                     ----------
                                                                        795,293
                                                                     ----------
Technology  11.8%
Alcatel Alsthom CGE - ADR (France)......................  11,780        479,299
BMC Software, Inc. (a)..................................   6,330        328,764
Computer Associates Intl., Inc. ........................   2,165        120,293
First Data Corp. .......................................   4,940        164,564
International Business Machines Corp. ..................   5,370        616,543
International Rectifier Corp. (a).......................   2,050         17,425
Micron Technology, Inc. (a).............................   2,400         59,550
Motorola, Inc. .........................................   1,190         62,549
Quantum Corp. (a).......................................   5,010        103,957
Texas Instruments, Inc. ................................   3,250        189,516
VLSI Technology, Inc. (a)...............................   9,630        161,603
Xerox Corp. ............................................   2,270        230,689
Xilinx, Inc. (a) (b)....................................   2,800         95,200
                                                                     ----------
                                                                      2,629,952
                                                                     ----------
Transportation  1.5%
Canadian National Railway Co. ..........................   6,050        321,406
                                                                     ----------
Utilities  13.0%
AirTouch Communications, Inc. (a).......................     910         53,178
BEC Energy..............................................   5,540        229,910
BellSouth Corp. ........................................   3,320        222,855
Cincinnati Bell, Inc. ..................................   6,910        197,799
Consolidated Edison, Inc. ..............................   5,350        246,434
Edison International....................................   6,460        190,974
Entergy Corp. ..........................................     300          8,625

                                       78      See Notes to Financial Statements

Growth and Income Portfolio                 Portfolio of Investments (Continued)

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                                     Shares        Market Value
--------------------------------------------------------------------------------------------------------------------------
Utilities (Continued)
FPL Group, Inc...............................................................................    2,870         $   180,810
GPU, Inc.....................................................................................    4,530             171,291
GTE Corp.....................................................................................    4,620             256,988
Niagara Mohawk Power Corp. (a)...............................................................   15,340             229,141
Northeast Utilities..........................................................................   18,970             321,304
PG&E Corp....................................................................................    2,740              86,481
SBC Communications, Inc......................................................................    2,290              91,600
Sprint Corp..................................................................................    2,390             168,495
U.S. West, Inc...............................................................................    4,920             231,240
                                                                                                               -----------
                                                                                                                 2,887,125
                                                                                                               -----------
Total Common Stocks  91.6%............................................................................          20,343,399

Corporate Bond  0.3%
  Hewlett Packard Co., LYON, 144A - Private Placement
  ($125,000 par, yielding 3.125%, 10/14/17 maturity) (c)..............................................              66,719
                                                                                                               -----------
Total Long-Term Investments  91.9%
  (Cost $17,950,217)..................................................................................          20,410,118
                                                                                                               -----------
Short-Term Investments  10.3%
Repurchase Agreement  9.0%
  Swiss Bank Corp. ($2,005,000 par, collateralized by U.S. Government obligations in a pooled
  cash account, dated 06/30/98, to be sold on 07/01/98 at $2,005,323) (b).............................           2,005,000

U.S. Government Agency Obligations  1.3%
  Federal Home Loan Bank Consolidated Discount Note ($300,000 par, yielding 5.443%,
  10/07/98 maturity)..................................................................................             295,560
                                                                                                               -----------
Total Short-Term Investments
  (Cost $2,300,594)...................................................................................           2,300,560
                                                                                                               -----------
Total Investments  102.2%
  (Cost $20,250,811)..................................................................................          22,710,678
Liabilities in Excess of Other Assets  (2.2%).........................................................            (490,575)
                                                                                                               -----------
Net Assets  100.0%....................................................................................         $22,220,103
                                                                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated for open futures transactions.
(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.



                                       79      See Notes to Financial Statements

Growth and Income Portfolio                  Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $20,250,811).......................................................   $22,710,678
Cash.......................................................................................         8,003
Receivables:
  Investments Sold.........................................................................       161,393
  Dividends................................................................................        26,071
  Fund Shares Sold.........................................................................        21,317
  Expense Reimbursement by Adviser.........................................................         5,635
                                                                                              -----------
    Total Assets...........................................................................    22,933,097
                                                                                              -----------
Liabilities:
Payables:
  Investments Purchased....................................................................       682,182
  Distributor and Affiliates...............................................................         4,960
  Variation Margin on Futures..............................................................         4,250
Accrued Expenses...........................................................................        16,330
Trustees' Deferred Compensation and Retirement Plans.......................................         5,272
                                                                                              -----------
    Total Liabilities......................................................................       712,994
                                                                                              -----------
Net Assets.................................................................................   $22,220,103
                                                                                              ===========
Net Assets Consist of:
Capital....................................................................................   $19,557,789
Net Unrealized Appreciation................................................................     2,467,791
Accumulated Undistributed Net Investment Income............................................        95,020
Accumulated Net Realized Gain..............................................................        99,503
                                                                                              -----------
Net Assets.................................................................................   $22,220,103
                                                                                              ===========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $22,220,103 and 1,590,426 shares of beneficial interest
  issued and outstanding)..................................................................   $     13.97
                                                                                              ===========

                                       80      See Notes to Financial Statements

Growth and Income Portfolio                              Statement of Operations

               For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Dividends.................................................  $  120,562
Interest..................................................      40,278
                                                            ----------
    Total Income..........................................     160,840
                                                            ----------
Expenses:
Investment Advisory Fee...................................      49,206
Accounting................................................      14,024
Shareholder Reports.......................................      11,393
Audit.....................................................      10,131
Shareholder Services......................................       8,966
Trustees' Fees and Expenses...............................       2,003
Custody...................................................       1,540
Legal.....................................................          77
Other.....................................................       1,069
                                                            ----------
    Total Expenses........................................      98,409
    Less Fees Deferred....................................      36,581
                                                            ----------
    Net Expenses..........................................      61,828
                                                            ----------
Net Investment Income.....................................  $   99,012
                                                            ==========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss
  Investment..............................................  $  111,686
  Futures.................................................      30,695
                                                            ----------
Net Realized Gain.........................................     142,381
                                                            ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.................................     539,536
  End of the Period:
    Investments...........................................   2,459,867
    Futures...............................................       7,924
                                                            ----------
                                                             2,467,791
                                                            ----------
Net Unrealized Appreciation During the Period.............   1,928,255
                                                            ----------
Net Realized and Unrealized Gain..........................  $2,070,636
                                                            ==========
Net Increase in Net Assets From Operations................  $2,169,648
                                                            ==========

                                       81      See Notes to Financial Statements

Growth and Income Portfolio                   Statement of Changes in Net Assets

  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)
================================================================================

                                                                  Six Months Ended             Year Ended
                                                                     June 30, 1998      December 31, 1997
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...............................................   $    99,012            $    61,347
Net Realized Gain...................................................       142,381                105,366
Net Unrealized Appreciation During the Period.......................     1,928,255                541,506
                                                                       -----------            -----------
Change in Net Assets from Operations................................     2,169,648                708,219
                                                                       -----------            -----------
Distributions from Net Investment Income............................       (18,683)               (44,226)
                                                                       -----------            -----------
Distributions from Net Realized Gain................................           -0-               (105,285)
Distributions in Excess of Net Realized Gain........................           -0-                (45,861)
                                                                       -----------            -----------
Distributions from and in Excess of Net Realized Gain...............           -0-               (151,146)
                                                                       -----------            -----------
Total Distributions.................................................       (18,683)              (195,372)
                                                                       -----------            -----------
Net Change in Net Assets from Investment Activities.................     2,150,965                512,847
                                                                       -----------            -----------
From Capital Transactions:
Proceeds from Shares Sold...........................................     8,771,528             10,524,876
Net Asset Value of Shares Issued Through Dividend Reinvestment......        18,683                195,372
Cost of Shares Repurchased..........................................      (434,663)               (18,007)
                                                                       -----------            -----------
Net Change in Net Assets from Capital Transactions..................     8,355,548             10,702,241
                                                                       -----------            -----------
Total Increase in Net Assets........................................    10,506,513             11,215,088
Net Assets:
Beginning of the Period.............................................    11,713,590                498,502
                                                                       -----------            -----------
End of the Period (Including accumulated undistributed net
  investment income of $95,020 and $14,691, respectively)...........   $22,220,103            $11,713,590
                                                                       ===========            ===========

                                       82      See Notes to Financial Statements

Growth and Income Portfolio                                 Financial Highlights

   The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                                      December 23, 1996
                                                             Six-Months                                (Commencement of
                                                                  Ended            Year Ended     Investment Operations
                                                          June 30, 1998     December 31, 1997     to December 31, 1996)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....................   $12.123               $ 9.970                   $10.000
                                                                -------               -------                   -------
  Net Investment Income......................................      .060                  .072                      .011
  Net Realized and Unrealized Gain/Loss......................     1.804                 2.309                     (.041)
                                                                -------               -------                   -------
Total from Investment Operations.............................     1.864                 2.381                     (.030)
                                                                -------               -------                   -------
Less:
Distributions from Net Investment Income.....................      .016                  .065                       -0-
Distributions from and in Excess of Net Realized Gain........       -0-                  .163                       -0-
                                                                -------               -------                   -------
Total Distributions..........................................      .016                  .228                       -0-
                                                                -------               -------                   -------
Net Asset Value, End of the Period...........................   $13.971               $12.123                   $ 9.970
                                                                =======               =======                   =======
Total Return*................................................     15.40%**              23.90%                     (.30%)**
Net Assets at End of the Period (In millions)................   $  22.2               $  11.7                   $   0.5
Ratio of Expenses to Average Net Assets*.....................       .75%                  .75%                      .75%
Ratio of Net Investment Income to Average Net Assets*........      1.20%                 1.19%                     4.47%
Portfolio Turnover...........................................        37%**                 96%                        0%**

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets......................      1.19%                 1.63%                    45.97%
Ratio of Net Investment Income/Loss to Average Net Assets....       .76%                  .31%                   (40.74%)

**Non-Annualized

                                       83      See Notes to Financial Statements

Money Market Portfolio                                  Portfolio of Investments

                           June 30, 1998 (Unaudited)
===========================================================================================================

                                                                                     Discount
Par                                                                                  Yield on
Amount                                                                    Maturity    Date of     Amortized
(000)   Description                                                           Date   Purchase          Cost
-----------------------------------------------------------------------------------------------------------
        U.S. Government Agency Obligations  19.0%
$2,000  Federal Home Loan Mortgage Corp. Discount Note..................  08/28/98      5.507%  $ 1,982,169
 1,980  Federal National Mortgage Association Discount Note.............  07/08/98      5.361     1,977,701
                                                                                                -----------
        Total U.S. Government Agency Obligations........................                          3,959,870
                                                                                                -----------
        Commercial Paper  49.5%
   800  American Express Credit Corp....................................  08/07/98      5.551       795,354
   800  American General Finance Corp...................................  07/06/98      5.578       799,264
   800  Associates Corp. of North America...............................  07/09/98      5.545       798,902
   800  Chevron Oil Finance Corp........................................  07/17/98      5.554       797,911
   800  CIT Group Holdings, Inc.........................................  08/24/98      5.553       793,278
   800  Commercial Credit Corp..........................................  08/19/98      5.552       793,889
   800  Ford Motor Credit Co............................................  07/13/98      5.547       798,420
   800  General Electric Capital Corp...................................  09/03/98      5.587       792,041
   800  IBM Credit Corp.................................................  07/22/98      5.535       797,306
   800  John Deere Capital Corp.........................................  07/27/98      5.551       796,700
   800  Merrill Lynch & Co., Inc........................................  08/21/98      5.588       793,633
   800  Norwest Financial Inc...........................................  07/21/98      5.551       797,429
   800  Prudential Funding Corp.........................................  07/20/98      5.552       797,556
                                                                                                -----------
        Total Commercial Paper...............................................................    10,351,683
                                                                                                -----------
        Repurchase Agreements  31.8%
        BA Securities($3,645,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be
        sold on 07/01/98 at $3,645,613)......................................................     3,645,000
        Swiss Bank Corp.($3,000,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be
        sold on 07/01/98 at $3,000,483)......................................................     3,000,000
                                                                                                -----------
        Total Repurchase Agreements..........................................................     6,645,000
                                                                                                -----------
Total Investments 100.3% (a).................................................................    20,956,553
Liabilities in Excess of Other Assets (0.3%).................................................       (53,906)
                                                                                                -----------
Net Assets 100.0%............................................................................   $20,902,647
                                                                                                ===========

(a) At June 30, 1998, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

Money Market Portfolio                       Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Investments, at amortized cost which approximates market,
  including repurchase agreements of $6,645,000....................  $20,956,553
Cash...............................................................          554
Portfolio Shares Sold..............................................       14,929
Other..............................................................       50,327
                                                                     -----------
    Total Assets...................................................   21,022,363
                                                                     -----------
Liabilities:
Payables:
  Portfolio Shares Repurchased.....................................        7,506
  Distributor and Affiliates.......................................        3,841
Trustees' Deferred Compensation and Retirement Plans...............       93,519
Accrued Expenses...................................................       14,850
                                                                     -----------
    Total Liabilities..............................................      119,716
                                                                     -----------
Net Assets.........................................................  $20,902,647
                                                                     ===========
Net Assets Consist of:
Capital............................................................  $20,902,624
Accumulated Undistributed Net Investment Income....................           23
                                                                     -----------
Net Assets (Equivalent to $1.00 per share for
  20,902,624 shares outstanding)...................................  $20,902,647
                                                                     ===========

                                               See Notes to Financial Statements

Money Market Portfolio                                   Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Interest..............................................................  $528,053
                                                                        --------
Expenses:
Investment Advisory Fee...............................................    47,204
Audit.................................................................     8,205
Shareholder Services..................................................     7,552
Shareholder Reports...................................................     7,281
Trustees' Fees and Expenses...........................................     5,866
Accounting............................................................     5,171
Custody...............................................................     4,399
Legal.................................................................     1,535
Other.................................................................    10,566
                                                                        --------
    Total Expenses....................................................    97,779
    Less Fees Deferred................................................    41,112
                                                                        --------
    Net Expenses......................................................    56,667
                                                                        --------
Net Investment Income.................................................  $471,386
                                                                        ========
Net Increase in Net Assets From Operations............................  $471,386
                                                                        ========

                                               See Notes to Financial Statements

Money Market Portfolio                        Statement of Changes in Net Assets
  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)

==============================================================================================================
                                                                         Six Months Ended           Year Ended
                                                                             June 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..................................................      $    471,386         $  1,057,585
Distributions from Net Investment Income...............................          (471,567)          (1,057,591)
                                                                             ------------         ------------
Net Change in Net Assets from Investment Activities....................              (181)                  (6)
                                                                             ------------         ------------
From Capital Transactions:
Proceeds from Shares Sold..............................................        10,827,054           22,688,459
Net Asset Value of Shares Issued Through Dividend Reinvestment.........           471,567            1,057,591
Cost of Shares Repurchased.............................................       (10,136,565)         (23,571,207)
                                                                             ------------         ------------
Net Change in Net Assets from Capital Transactions.....................         1,162,056              174,843
                                                                             ------------         ------------
Total Increase in Net Assets...........................................         1,161,875              174,837
Net Assets:
Beginning of the Period................................................        19,740,772           19,565,935
                                                                             ------------         ------------
End of the Period (Including accumulated undistributed net investment
  income of $23 and $204, respectively)................................      $ 20,902,647         $ 19,740,772
                                                                             ============         ============

                                               See Notes to Financial Statements

Money Market Portfolio                                      Financial Highlights
   The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)

==================================================================================================================================
                                                                                                  Year Ended December 31,
                                                                      Six Months Ended   -----------------------------------------
                                                                         June 30, 1998       1997       1996         1995     1994
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............................        $   1.00      $1.00      $1.00       $ 1.00   $ 1.00
                                                                              --------      -----      -----       ------   ------
Net Investment Income.................................................            .025       .049       .048        .0533    .0365
Less Distributions from Net Investment Income.........................            .025       .049       .048        .0533    .0365
                                                                              --------      -----      -----       ------   ------
Net Asset Value, End of the Period....................................        $   1.00      $1.00      $1.00       $ 1.00   $ 1.00
                                                                              ========      =====      =====       ======   ======
Total Return*.........................................................            2.50%**    5.06%      4.89%        5.46%    3.71%
Net Assets at End of the Period (In millions).........................        $   20.9      $19.7      $19.6       $ 21.6   $ 28.5
Ratio of Expenses to Average Net Assets*..............................             .60%       .60%       .60%         .60%     .60%
Ratio of Net Investment Income to Average Net Assets*.................            4.99%      4.95%      4.78%        5.33%    3.63%

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...............................            1.04%       .98%      1.29%         .93%     .87%
Ratio of Net Investment Income to Average Net Assets..................            4.56%      4.57%      4.10%        5.00%    3.37%

** Non-annualized

                                       88      See Notes to Financial Statements

Morgan Stanley Real Estate Securities Portfolio         Portfolio of Investments
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                             Shares   Market Value
-------------------------------------------------------------------------------------------------------------
Common and Preferred Stocks  94.5%
Apartments  14.9%
Avalon Bay Community Inc..............................................................  276,500   $10,507,000
Equity Residential Properties Trust...................................................   65,800     3,121,388
Essex Property Trust, Inc.............................................................  291,100     9,024,100
Irvine Apartment Communities, Inc.....................................................  141,000     4,080,187
Pennsylvania Real Estate Investment...................................................  181,300     4,022,594
Security Capital Atlantic, Inc........................................................  350,946     7,830,482
Security Capital Pacific Trust........................................................   14,800       333,000
Smith (Charles E.) Residential Realty.................................................    7,200       230,400
                                                                                                  -----------
                                                                                                   39,149,151
                                                                                                  -----------
Automobile  0.3%
Capital Automotive....................................................................   50,900       722,144
                                                                                                  -----------
Casino Operators  0.5%
Station Casinos Inc...................................................................   94,300     1,385,031
                                                                                                  -----------
Development  4.2%
Atlantic Gulf Communities Corp. (a)...................................................  426,124       878,881
Atlantic Gulf Communities Corp. - Preferred Ser B
(Convertible into 96,770 common shares) (a)...........................................   55,647       375,617
Atlantic Gulf Communities Corp. - Preferred Shares, 144A - Private Placement (a) (b)..   79,420       536,085
Atlantic Gulf Communities Corp. Warrants, 37,098 shares
Class A, B and C, expiring 06/23/04 (a)...............................................  111,294        55,647
Atlantic Gulf Communities Corp. Warrants, 74,352 shares Class A, B and C,
expiring 06/24/01, 144A - Private Placement (a) (b)...................................  223,056       111,528
Brookfield Properties Corp............................................................  654,100     9,033,415
                                                                                                  -----------
                                                                                                   10,991,173
                                                                                                  -----------
Hotel & Lodging  7.6%
Capstar Hotel Co. (a).................................................................  135,300     3,788,400
Host Marriott Corp. (a)...............................................................  244,100     4,348,031
Starwood Hotels and Resorts...........................................................  247,331    11,949,179
                                                                                                  -----------
                                                                                                   20,085,610
                                                                                                  -----------
Manufactured Home Communities  5.7%
Chateau Properties, Inc...............................................................  436,717    12,555,614
Manufactured Home Communities, Inc....................................................   24,900       600,712
Sun Communities, Inc..................................................................   56,900     1,884,813
                                                                                                  -----------
                                                                                                   15,041,139
                                                                                                  -----------

                                       89      See Notes to Financial Statements

Morgan Stanley Real Estate Securities Portfolio         Portfolio of Investments
                                                                     (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                 Shares      Market Value
----------------------------------------------------------------------------------------------------
Office/Industrial 38.2%
Arden Realty Group, Inc................................................     510,500     $ 13,209,188
Beacon Capital Partners Inc., 144A - Private Placement (b).............     271,300        5,426,000
Bedford Property Investors, Inc........................................      70,800        1,292,100
Brandywine Realty Trust................................................     442,300        9,896,462
CarrAmerica Realty Corp................................................     456,200       12,944,675
Crescent Real Estate Equities Trust....................................       9,900          332,887
Equity Office Properties Trust.........................................     315,911        8,963,975
Great Lakes REIT, Inc..................................................     344,800        6,012,450
Kilroy Realty Corp.....................................................     116,200        2,905,000
Mack California Realty Corp............................................     117,400        4,035,625
Meridan Industrial Trust, Inc..........................................      62,700        1,442,100
Pacific Gulf Properties, Inc...........................................     298,800        6,461,550
Prime Group Realty Trust...............................................     321,600        5,507,400
Reckson Associates Realty Corp.........................................     134,100        3,168,113
Reckson Service Inds Inc. (a)..........................................      21,456           71,073
SL Green Realty Corp...................................................     213,200        4,797,000
Spieker Properties, Inc................................................      96,000        3,720,000
Trizec Hahn Corp.......................................................     174,200        3,734,413
Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)......     447,242        6,317,293
                                                                                        ------------
                                                                                         100,237,304
                                                                                        ------------
Self-Storage 4.4%
PS Business Parks Inc. California......................................     270,820        6,364,270
Public Storage, Inc....................................................      78,500        2,198,000
Shurgard Storage Centers, Inc., Class A................................     106,900        2,966,475
                                                                                        ------------
                                                                                          11,528,745
                                                                                        ------------
Shopping Centers 11.8%
Burnham Pacific Properties, Inc........................................     587,700        8,337,993
Federal Realty Investment Trust........................................     443,200       10,664,500
First Washington Realty Trust, Inc. - Preferred Ser A
(Convertible into 74,484 common shares)................................      58,100        1,674,006
Pan Pacific Retail Properties, Inc.....................................     161,200        3,123,250
Ramco Gershenson Properties Trust......................................       1,900           36,100
Regency Realty Corp....................................................     156,900        3,942,113
Vornado Realty Trust...................................................      82,800        3,286,125
                                                                                        ------------
                                                                                          31,064,087
                                                                                        ------------

                                       90      See Notes to Financial Statements

Morgan Stanley Real Estate Securities Portfolio         Portfolio of Investments
                                                                     (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                                    Shares   Market Value
--------------------------------------------------------------------------------------------------------------------
Shopping Malls 6.9%
CBL & Associates Properties, Inc............................................................   121,400  $  2,943,950
Taubman Centers, Inc........................................................................   745,000    10,616,250
Urban Shopping Centers, Inc.................................................................   140,900     4,438,350
                                                                                                        ------------
                                                                                                          17,998,550
                                                                                                        ------------
Total Common and Preferred Stock 94.5%................................................................   248,202,934
                                                                                                        ------------
Convertible Corporate Obligations 0.9%
  Brookfield Properties Corp. - Installment Receipts Representing Subordinated Debenture
  ($2,262,000 par, 6.00% Coupon, 02/14/07 Maturity, Convertible into
  150,800 Brookfield Properties Corp. common shares)..................................................     2,235,987
                                                                                                        ------------
Total Long-Term Investments 95.4%
  (Cost $245,017,660).................................................................................   250,438,921
                                                                                                        ------------
Repurchase Agreement 1.9%
  Swiss Bank Corp. ($5,110,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 6/30/98, to be sold on 7/01/98 at $5,110,823)
  (Cost $5,110,000)...................................................................................     5,110,000
                                                                                                        ------------
Total Investments 97.3%
  (Cost $250,127,660).................................................................................   255,548,921
Other Assets in Excess of Liabilities 2.7%............................................................     7,090,727
                                                                                                        ------------
Net Assets 100.0%.....................................................................................  $262,639,648
                                                                                                        ============

(a)  Non-income producing security as this stock does not declare dividends.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                       91      See Notes to Financial Statements

Morgan Stanley Real Estate Securities Portfolio          Statement of Assets and
                                                                     Liabilities
                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $250,127,660)..............................................................    $255,548,921
Cash...............................................................................................           3,059
Receivables:
  Investments Sold.................................................................................       7,049,425
  Dividends........................................................................................       2,155,885
  Fund Shares Sold.................................................................................         174,507
  Interest.........................................................................................          45,240
Unamortized Organizational Costs...................................................................           2,738
Other..............................................................................................           2,937
                                                                                                       ------------
    Total Assets...................................................................................     264,982,712
                                                                                                       ------------
Liabilities:
Payables:
  Investments Purchased............................................................................       1,608,035
  Portfolio Shares Repurchased.....................................................................         463,030
  Investment Advisory Fee..........................................................................         214,177
  Distributor and Affiliates.......................................................................           8,869
Trustees' Deferred Compensation and Retirement Plans...............................................          25,852
Accrued Expenses...................................................................................          23,101
                                                                                                       ------------
    Total Liabilities..............................................................................       2,343,064
                                                                                                       ------------
Net Assets.........................................................................................    $262,639,648
                                                                                                       ============
Net Assets Consist of:
Capital............................................................................................    $246,064,910
Accumulated Undistributed Net Investment Income....................................................       6,328,612
Net Unrealized Appreciation........................................................................       5,421,261
Accumulated Net Realized Gain......................................................................       4,824,865
                                                                                                       ------------
Net Assets.........................................................................................    $262,639,648
                                                                                                       ============
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $262,639,648 and 17,739,727 shares of beneficial interest
  issued and outstanding)..........................................................................          $14.81
                                                                                                       ============

                                       92      See Notes to Financial Statements

Morgan Stanley Real Estate Securities Portfolio          Statement of Operations
               For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Dividends........................................................  $  7,523,210
Interest.........................................................       310,557
                                                                   ------------
    Total Income.................................................     7,833,767
                                                                   ------------
Expenses:
Investment Advisory Fee..........................................     1,395,754
Accounting.......................................................        16,866
Trustees' Fees and Expenses......................................        12,364
Shareholder Services.............................................         8,055
Legal............................................................         3,982
Amortization of Organizational Costs.............................           677
Other............................................................        49,833
                                                                   ------------
    Total Expenses...............................................     1,487,531
                                                                   ------------
Net Investment Income............................................  $  6,346,236
                                                                   ============
Realized and Unrealized Gain/Loss:
Net Realized Gain................................................  $  5,223,088
                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................................    31,073,264
  End of the Period:
    Investments..................................................     5,421,261
                                                                   ------------
Net Unrealized Depreciation During the Period....................   (25,652,003)
                                                                   ------------
Net Realized and Unrealized Loss.................................  $(20,428,915)
                                                                   ============
Net Decrease in Net Assets From Operations.......................  $(14,082,679)
                                                                   ============

                                       93      See Notes to Financial Statements

Morgan Stanley Real Estate Securities Portfolio
                                              Statement of Changes in Net Assets
  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)
================================================================================

                                                                        Six Months Ended           Year Ended
                                                                           June 30, 1998    December 31, 1997
-------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..................................................      $  6,346,236       $   7,766,948
Net Realized Gain......................................................         5,223,088          28,792,309
Net Unrealized Appreciation/Depreciation During the Period.............       (25,652,003)          9,027,199
                                                                             ------------       -------------
Change in Net Assets from Operations...................................       (14,082,679)         45,586,456
                                                                             ------------       -------------
Distributions from Net Investment Income...............................          (453,005)         (7,660,430)
Distributions from Net Realized Gain...................................        (4,453,661)        (25,295,317)
                                                                             ------------       -------------
Total Distributions....................................................        (4,906,666)        (32,955,747)
                                                                             ------------       -------------
Net Change in Net Assets from Investment Activities....................       (18,989,345)         12,630,709
                                                                             ------------       -------------
From Capital Transactions:
Proceeds from Shares Sold..............................................        46,456,859         275,023,739
Net Asset Value of Shares Issued Through Dividend Reinvestment.........         4,906,663          32,953,898
Cost of Shares Repurchased.............................................       (69,141,557)       (188,685,072)
                                                                             ------------       -------------
Net Change in Net Assets from Capital Transactions.....................       (17,778,035)        119,292,565
                                                                             ------------       -------------
Total Increase/Decrease in Net Assets..................................       (36,767,380)        131,923,274
Net Assets:
Beginning of the Period................................................       299,407,028         167,483,754
                                                                             ------------       -------------
End of the Period (Including accumulated undistributed net investment
  income of $6,328,612 and $435,381, respectively).....................      $262,639,648       $ 299,407,028
                                                                             ============       =============

                                       94      See Notes to Financial Statements

Morgan Stanley Real Estate Securities Portfolio             Financial Highlights
 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                                                                     July 3, 1995
                                                          Six Months          Year Ended December 31,            (Commencement of
                                                      Ended June 30,        ---------------------------    Investment Operations)
                                                                1998           1997                1996      to December 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $   15.846        $14.784             $ 10.74                  $  10.00
                                                          ----------        -------             -------                  --------
  Net Investment Income..............................           .359           .464                .217                       .20
  Net Realized and Unrealized Gain/Loss..............         (1.129)         2.617               4.117                     .6325
                                                          ----------        -------             -------                  --------
Total from Investment Operations.....................          (.770)         3.081               4.334                     .8325
                                                          ----------        -------             -------                  --------
Less:
  Distributions from Net
    Investment Income................................           .025           .470                .199                     .0925
  Distributions from Net Realized Gain...............           .246          1.549                .091                       -0-
                                                          ----------        -------             -------                  --------
Total Distributions..................................           .271          2.019                .290                     .0925
                                                          ----------        -------             -------                  --------
Net Asset Value, End of the Period...................     $   14.805        $15.846             $14.784                  $  10.74
                                                          ==========        =======             =======                  ========
Total Return*........................................          (4.88%)**      21.47%              40.53%                     8.35%**
Net Assets at End of the Period
  (In millions)......................................     $    262.6        $ 299.4             $ 167.5                  $    8.6
Ratio of Expenses to Average Net Assets*.............           1.07%          1.07%               1.10%                     2.50%
Ratio of Net Investment Income to
  Average Net Assets*................................           4.55%          3.42%               5.06%                     3.75%
Portfolio Turnover...................................             68%**         177%                 84%                       85%**

* If certain expenses had not been assumed by
  Van Kampen, Total Return would have been lower
  and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............            N/A            N/A                1.27%                     2.90%
Ratio of Net Investment Income to Average
    Net Assets.......................................            N/A            N/A                4.89%                     3.36%

**Non-Annualized
N/A = Not Applicable

                                       95      See Notes to Financial Statements

Strategic Stock Portfolio              Portfolio of Investments
                   June 30, 1998 (Unaudited)
===============================================================

Description                            Shares      Market Value
---------------------------------------------------------------
Common Stock  94.1%
Consumer Distribution  4.0%
May Department Stores Co.............   4,970        $  325,535
Sysco Corp...........................   5,820           149,138
                                                     ----------
                                                        474,673
                                                     ----------
Consumer Durables  17.1%
Chrysler Corp........................   5,310           299,351
Eastman Kodak Co.....................   8,050           588,153
General Motors Corp..................   7,950           531,159
Genuine Parts Co.....................   9,970           344,588
Newell Co............................   4,740           236,111
                                                     ----------
                                                      1,999,362
                                                     ----------
Consumer Non-Durables  14.6%
AMP, Inc.............................   9,060           311,438
Anheuser Busch Cos., Inc.............   2,730           128,822
Avon Products, Inc...................   2,880           223,200
Campbell Soup Co.....................   3,790           201,344
Clorox Co............................   1,500           143,063
H.J. Heinz & Co......................   3,310           185,774
Philip Morris Cos., Inc..............  13,300           523,688
                                                     ----------
                                                      1,717,329
                                                     ----------
Energy  13.4%
Amoco Corp...........................   4,280           178,155
Chevron Corp.........................   6,760           561,502
Exxon Corp...........................   8,050           574,065
Mobil Corp...........................   2,580           197,693
Tidewater, Inc.......................   1,650            54,450
                                                     ----------
                                                      1,565,865
                                                     ----------
Finance  4.4%
J.P. Morgan & Co., Inc...............   4,370           511,836
                                                     ----------
Healthcare  7.1%
Abbott Laboratories, Inc.............   8,470           346,211
American Home Products Corp..........   9,450           489,038
                                                     ----------
                                                        835,249
                                                     ----------
Producer Manufacturing  9.7%
Caterpillar, Inc.....................   3,100           163,913
Deere &Co............................   3,700           195,638
Flour Corp...........................   1,560            79,560
Minnesota Mining & Manufacturing Co..   5,900           484,906
Textron, Inc.........................   2,970           212,912
                                                     ----------
                                                      1,136,929
                                                     ----------


                                               See Notes to Financial Statements

Strategic Stock Portfolio                   Portfolio of Investments (Continued)
                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                              Shares  Market Value
-------------------------------------------------------------------------------------------------------------
Raw Materials/Processing Industries  9.0%
E. I. du Pont  de Nemours & Co.........................................................   5,790   $   432,079
International Paper Co.................................................................  11,190       481,170
PPG Industries, Inc....................................................................   2,040       141,907
                                                                                                  -----------
                                                                                                    1,055,156
                                                                                                  -----------
Technology 4.1%
General Dynamis Corp...................................................................   3,200       148,800
Harris Corp. Delaware..................................................................   7,390       330,241
                                                                                                  -----------
                                                                                                      479,041
                                                                                                  -----------
Transportation  1.5%
Norfolk Southern Corp..................................................................   5,910       176,190
                                                                                                  -----------
Utilities  9.2%
AT&T Corp..............................................................................   8,790       502,129
Bell Atlantic Corp.....................................................................   3,860       176,113
BellSouth Corp.........................................................................   3,090       207,416
SBC Communications, Inc................................................................   4,760       190,400
                                                                                                  -----------
                                                                                                    1,076,058
                                                                                                  -----------
TOTAL LONG-TERM INVESTMENTS  94.1%
 (COST $10,760,174)....................................................................            11,027,688
                                                                                                  -----------
Repurchase Agreement  5.1%
 Swiss Bank Corp. ($600,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $600,097)
 (Cost $600,000).......................................................................               600,000
                                                                                                  -----------
Total Investments  99.2%
 (Cost $11,360,174)....................................................................            11,627,688
Other Assets in Excess of Liabilities  0.8%............................................                88,686
                                                                                                   ----------
Net Assets  100.0%.....................................................................           $11,716,374
                                                                                                  ===========

                                               See Notes to Financial Statements

Strategic Stock Portfolio                    Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $11,360,174)..............................  $11,627,688
Cash..............................................................        1,268
Receivables:
  Portfolio Shares Sold...........................................      272,016
  Dividends.......................................................       22,014
  Expense Reimbursement by Adviser................................        7,955
                                                                    -----------
    Total Assets..................................................   11,930,941
                                                                    -----------
Liabilities:
Payables:
  Investments Purchased...........................................      199,891
  Distributor and Affiliates......................................        4,659
Trustees' Deferred Compensation and Retirement Plans..............        3,716
Accrued Expenses..................................................        6,301
                                                                    -----------
    Total Liabilities.............................................      214,567
                                                                    -----------
Net Assets........................................................  $11,716,374
                                                                    ===========
Net Assets Consist of:
Capital...........................................................  $11,374,918
Net Unrealized Appreciation.......................................      267,514
Accumulated Undistributed Net Investment Income...................       74,802
Accumulated Net Realized Loss.....................................         (860)
                                                                    -----------
Net Assets........................................................  $11,716,374
                                                                    ===========
Net Asset Value, Offering Price and Redemption Price Per Share
  (Based on net assets of $11,716,374 and 1,041,658 shares of
  beneficial interest issued and outstanding).....................  $     11.25
                                                                    ===========

                                               See Notes to Financial Statements

Strategic Stock Portfolio                                Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Dividends............................................................  $ 85,918
Interest.............................................................    11,184
                                                                       --------
    Total Income.....................................................    97,102
                                                                       --------
Expenses:
Investment Advisory Fee..............................................    17,049
Accounting...........................................................    10,025
Audit................................................................     9,135
Trustees' Fees and Expenses..........................................     4,407
Shareholder Services.................................................     2,812
Reports to Shareholders..............................................     2,573
Legal................................................................       604
Other................................................................     1,273
                                                                       --------
    Total Expenses...................................................    47,878
    Less Fees Deferred and Expenses Reimbursed ($17,049 and
      $8,570, respectively)..........................................    25,619
                                                                       --------
    Net Expenses.....................................................    22,259
                                                                       --------
Net Investment Income................................................  $ 74,843
                                                                       ========
Realized and Unrealized Gain/Loss:
Net Realized Loss....................................................  $   (860)
                                                                       --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period............................................     6,835
  End of the Period:
    Investments......................................................   267,514
                                                                       --------
Net Unrealized Appreciation During the Period........................   260,679
                                                                       --------
Net Realized and Unrealized Gain.....................................  $259,819
                                                                       ========
Net Increase in Net Assets From Operations...........................  $334,662
                                                                       ========

                                               See Notes to Financial Statements

Strategic Stock Portfolio                     Statement of Changes in Net Assets
     For the Six Months Ended June 30, 1998 and the Period November 3, 1997 (Commencement of Investment Operations) to December 31, 1997 (Unaudited)
================================================================================

                                                                  Six Months Ended        Period Ended
                                                                     June 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.............................................     $    74,843          $    6,576
Net Realized Loss.................................................            (860)                -0-
Net Unrealized Appreciation During the Period.....................         260,679               6,835
                                                                       -----------          ----------
Change in Net Assets from Operations..............................         334,662              13,411
Distributions from Net Investment Income..........................          (6,617)                -0-
                                                                       -----------          ----------
Net Change in Net Assets from Investment Activities...............         328,045              13,411
                                                                       -----------          ----------
From Capital Transactions:
Proceeds from Shares Sold.........................................       8,937,749           2,312,791
Net Asset Value of Shares Issued Through Dividend Reinvestment....           6,375                 -0-
Cost of Shares Purchased..........................................         (81,997)                -0-
                                                                       -----------          ----------
Net Change in Net Assets from Capital Transactions................       8,862,127           2,312,791
                                                                       -----------          ----------
Total Increase in Net Assets......................................       9,190,172           2,326,202
Net Assets:
Beginning of the Period...........................................       2,526,202             200,000
                                                                       -----------          ----------
End of Period (Including accumulated undistributed net
  investment income of $74,802 and $6,576, respectively)..........     $11,716,374          $2,526,202
                                                                       ===========          ==========

                                      100      See Notes to Financial Statements

Strategic Stock Portfolio                                   Financial Highlights
   The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the period indicated. (Unaudited)
================================================================================

                                                                                                             November 3, 1997
                                                                                Six Months                   (Commencement of
                                                                                     Ended             Investment Operations)
                                                                             June 30, 1998               to December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....................................     $ 10.245                           $ 10.000
                                                                                  --------                           --------
  Net Investment Income......................................................         .572                               .027
  Net Realized and Unrealized Gain...........................................         .443                               .218
                                                                                  --------                           --------
Total from Investment Operations.............................................        1.015                               .245
Less Distributions from Net Investment Income................................         .012                                -0-
                                                                                  --------                           --------
Net Asset Value, End of the Period...........................................     $ 11.248                           $ 10.245
                                                                                  ========                           ========
Total Return*................................................................         9.87%**                            2.45%**
Net Assets at End of the Period (In millions)................................     $   11.7                           $    2.5
Ratio of Expenses to Average Net Assets*.....................................          .65%                               .61%
Ratio of Net Investment Income to Average Net Assets*........................         2.19%                              2.67%
Portfolio Turnover...........................................................            0%**                               0%**

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets......................................         1.40%                              2.59%
Ratio of Net Investment Income to Average Net Assets.........................         1.44%                               .68%

**  Non-Annualized

                                      101      See Notes to Financial Statements

                         Notes to Financial Statements
                           June 30, 1998 (Unaudited)
================================================================================
1. Significant Accounting Policies
Van Kampen Life Investment Trust, formerly known as Van Kampen American Capital Life Investment Trust, (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of ten Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Domestic Income Portfolio ("Domestic"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio ("Money Market"), Morgan Stanley Real Estate Securities Portfolio ("Real Estate") and Strategic Stock Portfolio ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.

     The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent risk; Domestic seeks income as its primary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by investing principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current return consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

     Domestic's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 42% of Domestic's net assets at June 30, 1998.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           June 30, 1998 (Unaudited)
================================================================================
     The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. Income and Expenses-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Organizational Costs-Emerging Growth, Global Equity and Real Estate have reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with each Portfolio's organization in the amount of $6,828 per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by Van Kampen are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1997 along with its expiration dates. The table also presents the identified cost of investments, including foreign currencies, at June 30, 1998 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/ depreciation on investments, futures, forward currency contracts, forward commitments, and foreign currency.


                                                       Asset                  Emerging                   Global
                                                  Allocation     Domestic       Growth   Enterprise      Equity
===============================================================================================================
Realized capital loss carryforward...............         --  $ 1,289,534  $    81,975           --          --
Expiration dates of capital loss carryforward....         --    1998-2002         2004           --          --
Amount expiring on 12/31/98......................         --      160,765           --           --          --
Identified cost..................................$52,841,191  $16,060,411  $16,051,259  $74,199,840  $2,753,892
Gross unrealized appreciation.................... 10,394,942      962,053    4,837,080   41,468,462     819,884
Gross unrealized depreciation....................  1,036,203      106,056      206,100    1,154,239      92,066
Net unrealized appreciation......................  9,358,739      855,997    4,630,980   40,314,223     727,818

                           June 30, 1998 (Unaudited)
================================================================================

                                                                                      Growth
                                                                                         and        Money          Real    Strategic
                                                                     Government       Income       Market        Estate        Stock
====================================================================================================================================
Realized capital loss carryforward................................. $10,001,012           --  $     1,707            --           --

Expiration dates of capital loss carryforward......................   1998-2004           --    2003-2005            --           --

Amount expiring on 12/31/98........................................ $ 2,677,688           --           --            --           --

Identified cost.................................................... $50,804,839  $20,261,791  $20,956,553  $250,388,301  $11,360,174

Gross unrealized appreciation......................................   1,523,990    2,943,540           --    12,739,774      655,005

Gross unrealized depreciation......................................      47,197      486,729           --     7,579,154      387,491

Net unrealized appreciation........................................   1,476,793    2,456,811           --     5,160,620      267,514


     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses for tax purposes resulting from wash sales.

F. Distribution of Income and Gains-Money Market declares dividends from net investment income on each business day. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Government, Growth and Income, Real Estate and Strategic Stock declare dividends from net investment income annually. Government declares distributions from short-term capital gains, if any, monthly and from long-term capital gains, if any, annually. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income, Money Market, Real Estate and Strategic Stock distribute net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

G. Foreign Currency Translation-The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

                           June 30, 1998 (Unaudited)
================================================================================
2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based on the combined average daily net assets of Asset Allocation, Domestic, Enterprise, Government and Money Market as follows:

Average Net Assets                                                   % Per Annum
================================================================================
First $500 million..................................................   .50 of 1%
Next $500 million...................................................   .45 of 1%
Over $1 billion.....................................................   .40 of 1%

     The resulting fee is prorated to Asset Allocation, Domestic, Enterprise, Government and Money Market based on their respective average daily net assets.

     Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of average daily net assets, the Adviser will reimburse Asset Allocation, Domestic, Enterprise, Government, and Money Market for the amount of the excess. For the period, the Adviser has volunteered to reimburse all expenses in excess of .60% of average daily net assets. The expense reimbursement shall be made monthly.

     For Emerging Growth, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly of .70% of the average daily net assets of the Portfolio.

     For Global Equity, on April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. Advisory fees are calculated monthly, based on average daily net assets of the Portfolio at the annual rate of 1.00%. The Adviser pays 50% of its advisory fees to the Subadviser.

     For Growth and Income, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly, based on the average daily net assets of the Portfolio, of .60% for the first $500 million and .55% for the amount in excess of $500 million.

     For Real Estate, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee equal to 1.00% of the average net assets of the Portfolio. This fee is payable monthly. On April 23, 1998, the Board of Trustees approved a subadvisory agreement with the Subadviser to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. The Advisor will pay 50% of its advisory fee to the Subadviser. This subadvisory agreement will become effective October 1, 1998.

     For Strategic Stock, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly of .50% of the average daily net assets of the Portfolio.

     For the period, the Adviser has volunteered to reimburse all expenses in excess of .85% for Emerging Growth, 1.20% for Global Equity, .75% for Growth and Income, 1.10% for Real Estate, and .65% for Strategic Stock of each of the Portfolios' average daily net assets.

                           June 30, 1998 (Unaudited)
================================================================================
     Other transactions with affiliates during the six months ended June 30, 1998 were as follows:

                                           Asset            Emerging                 Global
                                      Allocation  Domestic    Growth  Enterprise     Equity
===========================================================================================
Accounting............................   $18,100   $12,900   $13,100     $23,800    $10,600
Shareholder servicing agent's fees....     7,500     7,500     7,500       7,500      7,400
Legal (Skadden).......................     1,800       200       300       2,800      2,800

                                                    Growth
                                                       and     Money        Real  Strategic
                                      Government    Income    Market      Estate      Stock
===========================================================================================
Accounting............................   $17,700   $ 5,200   $13,800     $33,800    $10,000
Shareholder servicing agent's fees....     7,300     7,500     7,400       7,400      2,500
Legal (Skadden).......................     1,500       100     1,325       4,000        600

     Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.

     Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.

     The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.

     At June 30, 1998, Van Kampen owned 10 shares of Emerging Growth, 95,241 shares of Global Equity, 50,108 shares of Growth and Income, 10 shares of Real Estate, and 20,000 shares of Strategic Stock.

3. Capital Transactions
The Portfolios have outstanding shares of beneficial interest with a par value of $.01 per share. There are an unlimited number of shares authorized.

     For the six months ended June 30, 1998, share transactions were as follows:

                                           Asset                Emerging                 Global
                                      Allocation    Domestic      Growth   Enterprise    Equity
===============================================================================================
Beginning Shares...................... 5,314,563   2,084,276     637,815    5,452,063   270,266
Sales.................................   154,603     214,926     527,332      480,005    29,611
Dividend Reinvestment.................   153,034       5,259         260       59,530     2,004
Repurchases...........................  (634,698)   (315,433)   (163,695)    (573,475)  (30,534)
                                       ---------   ---------   ---------    ---------   -------
Ending Shares......................... 4,987,502   1,989,028   1,001,712    5,418,123   271,347
                                       =========   =========   =========    =========   =======

                           June 30, 1998 (Unaudited)
================================================================================

                                                Growth and          Money           Real    Strategic
                                  Government        Income         Market         Estate        Stock
=====================================================================================================
Beginning Shares...............    5,892,077       966,202     19,740,568     18,894,267      246,576
Sales..........................      316,932       655,693     10,827,054      3,023,060      801,876
Dividend Reinvestment..........       58,944         1,387        471,567        326,458          557
Repurchases....................     (645,046)      (32,856)   (10,136,565)    (4,504,058)      (7,351)
                                   ---------     ---------    -----------     ----------    ---------
Ending Shares..................    5,622,907     1,590,426     20,902,624     17,739,727    1,041,658
                                   =========     =========    ===========     ==========    =========

     At June 30, 1998, with the exception of Van Kampen's ownership of shares of certain portfolios, two insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each portfolio.

     For the year ended December 31, 1997, share transactions were as follows:

                                       Asset                     Emerging                      Global
                                  Allocation      Domestic         Growth     Enterprise       Equity
=====================================================================================================
Beginning Shares...............    5,633,242     2,472,121        379,065      5,214,950      215,901
Sales..........................      223,088       659,893        559,402        869,947      116,532
Dividend Reinvestment..........      754,688       165,298            -0-        810,210       32,495
Repurchases....................   (1,296,455)   (1,213,036)      (300,652)    (1,443,044)     (94,662)
                                 -----------   -----------     ----------    -----------   ----------
Ending Shares..................    5,314,563     2,084,276        637,815      5,452,063      270,266
                                 ===========   ===========     ==========    ===========   ==========
Capital at 12/31/97............  $53,888,909   $17,644,290     $8,818,482    $68,610,247   $2,701,945
                                 ===========   ===========     ==========    ===========   ==========

                                                Growth and          Money           Real    Strategic
                                  Government        Income         Market         Estate        Stock
=====================================================================================================
Beginning Shares...............    6,606,459        50,000     19,565,725     11,328,283       20,000
Sales..........................      302,118       901,291     22,688,459     17,318,837      226,576
Dividend Reinvestment..........      384,650        16,456      1,057,591      2,157,294          -0-
Repurchases....................   (1,401,150)       (1,545)   (23,571,207)   (11,910,147)         -0-
                                 -----------   -----------   ------------   ------------   ----------
Ending Shares..................    5,892,077       966,202     19,740,568     18,894,267      246,576
                                 ===========   ===========   ============   ============   ==========
Capital at 12/31/97............  $61,104,562   $11,202,241   $ 19,740,568   $263,842,945   $2,512,791
                                 ===========   ===========   ============   ============   ==========

                           June 30, 1998 (Unaudited)
================================================================================

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:

                                                                                          Growth
                 Asset                 Emerging                 Global                       and          Real   Strategic
            Allocation    Domestic       Growth   Enterprise    Equity   Government       Income        Estate       Stock
==========================================================================================================================
Purchases  $14,825,053  $4,485,050  $11,722,803  $25,753,409  $ 36,024  $31,817,745  $12,945,396  $184,465,895  $8,440,258
Sales       15,003,061   4,849,627    5,715,459   33,320,505   251,083   36,264,443    5,616,061   193,255,083       6,821

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

     Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the six months ended June 30, 1998, for Government, were as follows:

                                              Contracts
=======================================================

Outstanding at December 31, 1997............         98
Futures Opened..............................        642
Futures Closed..............................       (621)
                                                   ----
Outstanding at June 30, 1998................        119
                                                   ====

     Transactions in futures contracts for the six months ended June 30, 1998, for Growth and Income, were as follows:


                                              Contracts
=======================================================
Outstanding at December 31, 1997............          0
Futures Opened..............................          5
Futures Closed..............................         (3)
                                                   ----
Outstanding at June 30, 1998................          2
                                                   ====

                           June 30, 1998 (Unaudited)
================================================================================

     The futures contracts outstanding at June 30, 1998, and the descriptions and unrealized appreciation/depreciation for Government are as follows:

                                                                                 Unrealized
                                                                              Appreciation/
                                                                  Contracts    Depreciation
===========================================================================================
Long Contracts
U.S. Treasury Bonds - September 1998
  (Current notional value of $123,594 per contract)..............        77       $137,914
5-year U.S. Treasury Notes - September 1998
  (Current notional value of $109,688 per contract)..............        10         (2,640)
Short Contracts
10-year U.S. Treasury Notes - September 1998
  (Current notional value of $113,844 per contract)..............        32        (22,185)
                                                                        ---       --------
                                                                        119       $113,089
                                                                        ===       ========

     The futures contracts outstanding at June 30, 1998, and the description and unrealized appreciation for Growth and Income are as follows:

                                                                                Unrealized
                                                                  Contracts   Appreciation
==========================================================================================
Long Contracts
S&P 500 Futures - September 1998
  (Current notional value of $285,750 per contract)..............         2       $  7,924
                                                                        ===       ========

                           June 30, 1998 (Unaudited)
================================================================================
B. Forward Commitments--Domestic, Global Equity, Government and Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/ depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery.
     The forward commitments outstanding in Government as of June 30, 1998 for which settlement is not intended, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                                                Unrealized
Par Amount                                                                         Current   Appreciation/
(000)              Description                                     Expiration        Value    Depreciation
==========================================================================================================
Long Contracts
       $2,000      FNMA 15 Yr, 6.000%, 12/31/23 maturity..........   07-20-98   $1,978,750          $1,875
Short Contracts
        1,000      GNMA 15 Yr, 7.000%, 12/31/23 maturity..........   07-20-98    1,022,815            (315)
                                                                                                    ------
                                                                                                    $1,560
                                                                                                    ======

                           June 30, 1998 (Unaudited)
===============================================================================


C. Forward Currency Contracts--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.

     The following forward currency contracts were outstanding in Global Equity as of June 30, 1998:

                                                                                                               Unrealized
                                                                                                  Current   Appreciation/
Description                                                                                         Value    Depreciation
=========================================================================================================================
Long Contracts
Deutsche Mark, 14,627 expiring 07/09/98.....................................................     $  8,115       $    (201)
Italian Lira, 37,783,200 expiring 07/15/98..................................................       21,270             (68)
Japanese Yen, 757,758 expiring 07/29/98.....................................................        5,504              (1)
Japanese Yen, 4,375,000 expiring 08/19/98...................................................       31,872          (1,460)
Japanese Yen, 8,102,000 expiring 09/10/98...................................................       59,209            (147)
Singapore Dollar, 73,547 expiring 07/07/98..................................................       43,634           1,224
                                                                                                 --------       ---------
                                                                                                 $169,604            (653)
                                                                                                 ========       ---------
Short Contracts
Deutsche Mark, 14,627 expiring 07/09/98.....................................................     $  8,115            (115)
Deutsche Mark, 68,024 expiring 09/18/98.....................................................       37,897             103
Deutsche Mark, 67,961 expiring 10/02/98.....................................................       37,892             108
Deutsche Mark, 67,558 expiring 10/16/98.....................................................       37,697             303
French Franc, 60,650 expiring 08/04/98......................................................       10,053              84
French Franc, 58,888 expiring 08/17/98......................................................        9,769             251
French Franc, 59,000 expiring 09/16/98......................................................        9,804              (3)
Italian Lira, 37,783,200 expiring 07/15/98..................................................       21,270            (270)
Japanese Yen, 8,491,872 expiring 07/29/98...................................................       61,682           4,454
Japanese Yen, 11,215,000 expiring 08/19/98..................................................       81,702           4,115
Japanese Yen, 2,812,868 expiring 08/26/98...................................................       20,512             532
Japanese Yen, 9,186,750 expiring 09/21/98...................................................       67,243             256
Japanese Yen, 7,825,750 expiring 09/21/98...................................................       57,281             218
Japanese Yen, 6,112,800 expiring 09/28/98...................................................       44,789             211
Japanese Yen, 6,523,030 expiring 10/19/98...................................................       47,943          (1,943)
Singapore Dollar, 73,547 expiring 07/07/98..................................................       43,634          (1,834)
                                                                                                 --------       ---------
                                                                                                 $597,283           6,470
                                                                                                 ========       ---------
                                                                                                                $   5,817
                                                                                                                =========


                                Van Kampen Funds

EQUITY FUNDS

Domestic

     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value

International /Global

     Asian Growth
     Emerging Markets
     Global Equity
     Global Equity Allocation
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS

Income

     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income

     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income

Capital Preservation and
Senior Loan Funds

     Prime Rate Income Trust
     Reserve
     Senior Floating Rate
     Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

 . visit our web site at www.van-kampen.com -- to view prospectuses, select Investors' Place, then Download a Prospectus

 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .   e-mail us by visiting www.van-kampen.com and selecting Investors' Place

                        Van Kampen Life Investment Trust

Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*--Chairman

Officers
Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser
Van Kampen Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser
(Global Equity Portfolio)
(Morgan Stanley Real Estate Securities Portfolio)
Morgan Stanley Asset Management Inc.
1585 Broadway
New York, NY 10036

Distributor
Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, IL 60601


* "Interested" persons of the Portfolio, as defined in the Investment Company Act of 1940.

(C)   Van Kampen Funds Inc., 1998. All rights reserved.

/SM/  denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Trust which contains additional information on how to purchase shares and other pertinent data.

                                                                     Bulk Rate
                                                                    U.S. Postage
                                                                        PAID
                                                                     VAN KAMPEN
                                                                       FUNDS

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181